EXHIBIT 10.8





                       SECURED REVOLVING CREDIT AGREEMENT


                          DATED AS OF OCTOBER 26, 2000

                                      AMONG

                         EQUITY INNS PARTNERSHIP, L.P.,
                   EQUITY INNS/WEST VIRGINIA PARTNERSHIP, L.P.
                                       AND
                        EQUITY INNS PARTNERSHIP II, L.P.,
                                   AS BORROWER

                                       AND

                                  BANK ONE, NA,
                        CREDIT LYONNAIS NEW YORK BRANCH,
                             BANK OF AMERICA, N.A.,
                           NATIONAL BANK OF COMMERCE,
                                  AMSOUTH BANK,
                                       AND
                    UNION PLANTERS BANK, NATIONAL ASSOCIATION
                                   AS LENDERS

                                       AND

                                  BANK ONE, NA,
                            AS ADMINISTRATIVE AGENT,

                         BANC ONE CAPITAL MARKETS, INC.,
                        AS CO-LEAD ARRANGER/BOOK MANAGER,

                        CREDIT LYONNAIS NEW YORK BRANCH,
             AS SYNDICATION AGENT AND CO-LEAD ARRANGER/BOOK MANAGER

                                       AND

                              BANK OF AMERICA, N.A.
                             AS DOCUMENTATION AGENT




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                       SECURED REVOLVING CREDIT AGREEMENT

         THIS SECURED REVOLVING CREDIT AGREEMENT is entered into as of October 26, 2000, by and among the following:

         EQUITY INNS PARTNERSHIP, L.P., a Tennessee limited partnership having its principal place of business at c/o Equity Inns, Inc., 7700 Wolf River Boulevard, Germantown, Tennessee 38138 ("Operating Partnership"), the sole general partner of which is Equity Inns Trust;

         EQUITY INNS/WEST VIRGINIA PARTNERSHIP, L.P., a Tennessee limited partnership having its principal place of business c/o Equity Inns, Inc., 7700 Wolf River Boulevard, Germantown, Tennessee 38138 ("EIP/WV"), the sole general partner of which is Equity Inns Services, Inc., a Tennessee corporation which is wholly-owned by Equity Inns, Inc.;

         EQUITY INNS PARTNERSHIP II, L.P., a Tennessee limited partnership having its principal place of business c/o Equity Inns, Inc., 7700 Wolf River Boulevard, Germantown, Tennessee 38138 ("Equity II"), the sole general partner of which is Equity Inns Trust and the sole limited partner of which is the Operating Partnership (the Operating Partnership, EIP/WV and Equity II being referred to herein collectively as the "Borrower");

         BANK ONE, NA ("Bank One"), a national bank organized under the laws of the United States of America having an office at 1 Bank One Plaza, Chicago, Illinois 60670;

         CREDIT LYONNAIS NEW YORK BRANCH ("Credit Lyonnais"), the New York branch of a French banking corporation, having an office at 1301 Avenue of the Americas, New York, New York 10019;

         BANK OF AMERICA, N.A. ("Bank of America"), having an office at 901 Main Street, 51st Floor, Dallas, Texas 75202-3714;

         NATIONAL BANK OF COMMERCE, having an office at 7770 Poplar Avenue, Suite 105, Germantown, Tennessee 38138;

         AMSOUTH BANK ("AmSouth"), a state banking corporation, having an office at 1900 Fifth Avenue North, AmSouth-Sonat Tower, 9th Floor, Birmingham, Alabama 35203;

         UNION PLANTERS BANK, NATIONAL ASSOCIATION, having an office at 6200 Poplar Avenue, 4th Floor, Memphis, Tennessee 38119;

         BANC ONE CAPITAL MARKETS, INC. ("BOCM"), as Co-Lead Arranger/Book Manager;

         CREDIT LYONNAIS, as Syndication Agent ("Syndication Agent") and Co-Lead Arranger/Book Manager;

         BANK OF AMERICA, as Documentation Agent ("Documentation Agent"); and

         BANK ONE, as Administrative Agent ("Administrative Agent") for the Lenders (as defined below).


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                                    RECITALS

    A. The Borrower is primarily engaged in the business of acquiring, developing and owning premium limited service, premium extended stay and all-suite and full service hotel properties.

    B. The Borrower, the Administrative Agent, and certain other lenders have previously entered into an Amended and Restated Unsecured Revolving Credit Agreement dated as of June 23, 1999 (the "Existing Agreement").

    C. Borrower desires to repay the credit facility extended under the Existing Agreement and replace it with this facility and another loan.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                   Article I.

                        DEFINITIONS AND ACCOUNTING TERMS

     Section I.1 Definitions. As used in this Agreement, the following terms have the meanings set forth below:

         "ABR Applicable Margin" means, as of any date with respect to any Adjusted Alternate Base Rate Advance, the Applicable Margin in effect for such Adjusted Alternate Base Rate Advance as determined in accordance with Section
2.6 hereof.

         "Adjusted Alternate Base Rate" means a floating interest rate equal to the Alternate Base Rate plus the ABR Applicable Margin changing when and as the Alternate Base Rate and ABR Applicable Margin changes.

         "Adjusted Alternate Base Rate Advance" means an Advance that bears interest at the Adjusted Alternate Base Rate.

         "Adjusted EBITDA" means, for any period, EBITDA adjusted to deduct from EBITDA the sum of (a) the Agreed FF&E Reserve for all Properties of the Consolidated Group during such period plus (b) the Consolidated Group Pro Rata Share of the Agreed FF&E Reserve for all Properties of Investment Affiliates during such period.

         "Adjusted LIBOR Rate" means, with respect to a LIBOR Advance for any day during the relevant LIBOR Interest Period, the sum of (i) the quotient of
(a) the Base LIBOR Rate applicable to such LIBOR Interest Period, divided by (b) one minus the Reserve Requirement (expressed as a decimal) applicable to such LIBOR Interest Period, plus the LIBOR Applicable Margin in effect on such day.

         "Adjusted Net Operating Income" means, with respect to any Property, Net Operating Income for such Property less the Agreed FF&E Reserve for such Property.

         "Administrative Agent" means Bank One, acting as agent for the Lenders in connection with the transactions contemplated by this Agreement, and its successors in such capacity.


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         "Advance" means a loan to the Borrower  hereunder by one or more of the
Lenders pursuant to Section 2.1 hereof, whether such Advances are from time to time, Adjusted Alternate Base Rate Advances, LIBOR Advances or Swingline Loans.

         "Affiliate" means any Person directly or indirectly controlling, controlled by or under direct or indirect common control with any other Person. A Person shall be deemed to control another Person if the controlling Person owns ten percent (10%) or more of any class of voting securities of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

         "Aggregate Commitment" means, as of any date, the sum of all of the Lenders' then-current Commitments, which on the Agreement Effective Date shall be $125,000,000, subject to Borrower's right to reduce the Aggregate Commitment pursuant to Section 2.17 or to increase the Aggregate Commitment pursuant to
Section 2.18.

         "Agreed FF&E Reserve" means, with respect to any period and Property, 4% of gross room revenues for such Property during such period.

         "Agreement" means this Secured Revolving Credit Agreement and all amendments, modifications and supplements hereto.

         "Agreement Effective Date" shall mean November 2, 2000.

         "Allocated Facility Amount" means, at any time, the sum of all then outstanding Advances (including all Swingline Loans) and the then Facility Letter of Credit Obligations.

         "Alternate Base Rate" means, for any day, a rate of interest per annum equal to the higher of (i) the Prime Rate for such day and (ii) the sum of Federal Funds Effective Rate for such day plus 1/2% per annum.

         "Applicable Commitment Fee Percentage" means, as of any date, the percentage then in effect pursuant to the chart shown in Section 2.6.

         "Applicable Margin" means the applicable margins set forth in the table in Section 2.6 used to calculate the interest rate applicable to the various types of Advances, which may vary from time to time in the manner set forth in
Section 2.6.

         "Appraisal" shall mean an appraisal commissioned by the Administrative Agent, and acceptable to the Administrative Agent and Required Lenders, in compliance with the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended, and the regulations promulgated thereunder ("FIRREA") and with the Uniform Standards of Professional Appraisal Practice.

         "Appraised Value" shall mean the "as-is" appraised value of a Property as shown on an Appraisal.

         "Approved Management Agreement" means a management agreement with a tenant under a Permitted Operating Lease which (i) will not have an adverse effect upon the Collateral, (ii) contains terms which are commercially reasonable and standard in the industry, (iii) is with any or all of the following management companies or their Affiliates: Interstate Management, Prime Hospitality, Starwood Hotels and Resorts, Bristol/Bass, Crestline Capital, Marriott International, Meristar Hotels and Resorts, RFS Hotels, Bristol, Hilton and any entity created for the purposes of hotel management which was formed by individuals who as of the Agreement Effective Date are directors and officers of Equity Inns, provided such officers and directors continue to own a majority of the ownership interests in such entity and have effective management control of such entity, and (iv) unless such requirement has been otherwise waived by the Administrative Agent, is subject to a lender-manager agreement with the Administrative Agent having the subordination provisions attached hereto as Exhibit P and made a part hereof and/or other provisions which are reasonably satisfactory to the Administrative Agent in form and substance regarding the subordination of such management agreement.

         "Arrangers" means Banc One Capital Markets, Inc. ("BOCM") and Credit Lyonnais, collectively.

         "Assignment of Contracts" means an Assignment of Contracts in the form of Exhibit O attached hereto and made a part hereof, assigning the agreements relating to the Collateral.

         "Assignment of Leases" means the collective reference to the assignments of leases to be recorded against the Initial Collateral Pool Assets, together with any assignments of leases on Properties added to Collateral hereafter pursuant to Section 2.20 hereof, each of which shall be contained in the Mortgage or Deed of Trust for such Collateral Pool Asset.

         "Assumed Debt Amount" is defined in Section 9.11 hereof.

         "Bank One" means Bank One, NA.
          --------

         "Base LIBOR Rate" means, with respect to a LIBOR Advance for the relevant LIBOR Interest Period, the rate reasonably determined by the Administrative Agent to be the rate at which deposits in immediately available funds in Dollars are offered by the Administrative Agent to first-class banks in the London interbank eurodollar market at approximately 11:00 a.m. London time two Business Days prior to the first day of such LIBOR Interest Period, in the approximate amount of the relevant LIBOR Advance and having a maturity approximately equal to such LIBOR Interest Period.

         "Borrower" means, collectively the Operating Partnership, Equity II and EIP/WV, on a joint and several basis, along with their respective permitted successors and assigns.

         "Borrowing Base" means, as of any date, the aggregate Collateral Pool Asset Values of each then-current Collateral Pool Asset.

         "Borrowing Base Availability" means, as of any date, the lesser of (a) 55% of the Borrowing Base or (b) the sum of (i) an amount which, if it were the Allocated Facility Amount, would produce the Included Collateral Pool Debt Service Coverage Ratio of 1.75 plus (ii) 55% of the aggregate Collateral Pool Asset Values of the Excluded Properties.

         "Borrowing Date" means a Business Day on which an Advance is made to the Borrower.

         "Borrowing Notice" is defined in Section 2.11(a) hereof.

         "Business Day" means a day, other than a Saturday, Sunday or holiday, on which banks are open for business in Chicago, Illinois, New York, New York and, where such term is used in reference to the selection or determination of the Adjusted LIBOR Rate, in London, England.

         "Capital Stock" means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person which is not a corporation and any and all warrants or options to purchase any of the foregoing.

         "Cash Equivalents" shall mean (i) short-term obligations of, or fully guaranteed by, the United States of America, (ii) commercial paper rated A-1 or better by Standard and Poor's Corporation or P-1 or better by Moody's Investors Service, Inc., or (iii) certificates of deposit issued by and time deposits with commercial banks (whether domestic or foreign) having capital and surplus in excess of $100,000,000.

         "Code" means the Internal Revenue Code of 1986 as amended from time to time, or any replacement or successor statute, and the regulations promulgated thereunder from time to time.

         "Collateral" means all assets of the Loan Parties, now owned or hereinafter acquired, upon which a Lien is purported to be created by any Security Document including, without limitation, the Collateral Pool Assets.

         "Collateral Pool Assets" means the collective reference to the Initial Collateral Pool Assets and any other Properties added as "Collateral Pool Assets" from time to time under Section 2.20 hereof, provided that the term "Collateral Pool Assets" as of any date shall not include any Collateral Pool Asset which has been previously released from the applicable Mortgage and Assignment of Leases under the procedure set forth in Section 2.19(c) hereof (and not subsequently added as a "Collateral Pool Asset" under Section 2.20).

         "Collateral Pool Asset Value" means, as of any date, for each Included Collateral Pool Asset the most recent Appraised Value, unless the Borrower has owned such Collateral Pool Asset for less than a year, in which case Collateral Pool Asset Value shall be the lesser of the all-in acquisition cost of such Property or the Appraised Value. For the Excluded Properties, the Collateral Pool Asset Value will be the lesser of (i) the Total Cost of such Property, or
(ii) the "stabilized" appraised value of such Property as established by an Appraisal, based upon stabilization assumptions and projections approved by the Administrative Agent.

         "Commitment" means the obligation of each Lender, subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties herein, to make Advances not exceeding in the aggregate the amount set forth opposite its signature below, or the amount stated in any subsequent amendment hereto.

         "Commitment Fee" is defined in Section 2.7.

         "Compliance Certificate" is defined in Section 8.2(v).

         "Consolidated Group" means the Borrower, the Guarantors and any other subsidiary partnerships or entities of any of them which are required under GAAP to be consolidated with the Borrower and the Guarantors for financial reporting purposes and does not include

Investment Affiliates.

         "Consolidated Group Pro Rata Share" means, with respect to any Investment Affiliate, the percentage of the total equity ownership interests held by the Consolidated Group in the aggregate, in such Investment Affiliate, determined by calculating the greater of (i) the percentage of the issued and outstanding stock, partnership interests or membership interests in such Investment Affiliate held by the Consolidated Group in the aggregate and (ii) the percentage of the total book value of such Investment Affiliate that would be received by the Consolidated Group in the aggregate, upon liquidation of such Investment Affiliate after repayment in full of all Indebtedness of such Investment Affiliate.

         "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with all or any of the entities in the Consolidated Group, are treated as a single employer under Sections 414(b) or 414(c) of the Code.

         "Debt Service" means for any period, (a) Interest Expense for such period plus (b) the aggregate amount of regularly scheduled principal payments of Indebtedness (excluding optional prepayments and balloon principal payments due on maturity in respect of any Indebtedness) required to be made during such period by the Consolidated Group plus (c) the Consolidated Group Pro Rata Share of all such regularly scheduled principal payments required to be made during such period by any Investment Affiliate (other than Excluded Investment Affiliates) on Indebtedness (excluding optional prepayments and balloon principal payments due on maturity in respect of any Indebtedness) taken into account in calculating Interest Expense, without duplication.

         "Default" means an event which, with notice or lapse of time or both, would become an Event of Default.

         "Default Rate" means with respect to any Advance, a rate equal to the interest rate applicable to such Advance plus four percent (4%) per annum.

         "Defaulting Lender" means any Lender which fails or refuses to perform its obligations under this Agreement within the time period specified for performance of such obligation, or, if no time frame is specified, if such failure or refusal continues for a period of five Business Days after written notice from the Administrative Agent; provided that if such Lender cures such failure or refusal, such Lender shall cease to be a Defaulting Lender.

         "Dollars" and "$" mean United States Dollars.

         "EBITDA"  means (a) income as  reported  by the  Consolidated  Group in accordance with GAAP (reduced to eliminate any income from Investment Affiliates), but before (i) extraordinary items and gains or losses from the sale of assets, (ii) Interest Expense, and (iii) depreciation, amortization and income tax (if any) expense, plus (b) the Consolidated Group Pro Rata Share of such income (adjusted as described above) of any Investment Affiliate (other than Excluded Investment Affiliates), provided that no item of income or expense shall be included more than once in such calculation even if it falls within more than one of the foregoing categories. If a Property has been acquired during the period for which EBITDA is being determined, then EBITDA will be adjusted to reflect proforma net operating income for such Property as if it were owned for the entire period. If a Property has been sold during such period, EBITDA shall be adjusted to exclude any net operating income from such Property from the calculation of EBITDA.

         "Effective Date" means each Borrowing Date and, if no Borrowing Date has occurred in the preceding calendar month, the first Business Day of each calendar month.

         "EIP/WV" means Equity Inns/West Virginia Partnership, L.P., a Tennessee limited partnership.

         "Eligible Property" shall mean any Property for which each of the following requirements listed in clauses (i) through (xiv) below is met with respect to such Property. The Borrower shall establish and certify that each of these requirements has been met when the Borrower seeks to have a Property that is not one of the Initial Collateral Pool Assets included as a Collateral Pool Asset pursuant to Section 2.20.

                       (i) such Property is located in the continental United States,

                       (ii) a  certificate  of occupancy or similar  evidence of
                  governmental approval, if available, has been issued with respect to all occupied portions of such Property,

                       (iii) there exist no material title flaws affecting the marketability of the Property,

                       (iv) there exist no material structural flaws with respect to such Property as determined by a structural inspection by an architect or engineer engaged by (or acceptable to) the Administrative Agent on behalf of the Lenders, provided that any such inspection shall either be addressed to and for the benefit of the Administrative Agent and the Lenders or provide that the Administrative Agent and the Lenders may rely on such inspection,

                       (v) such  Property is free of any material  contamination
                  or other material violation of Environmental Laws as determined by a phase I environmental report conforming to ASTM Practice E 1527-97 and acceptable to the Administrative Agent,

                       (vi) there  exist no Liens on such  Property,  other than
                  Liens securing this Facility and those Permitted Liens described in Subsections (i), (ii), (iii), (iv) and (vii) of
                  Section 9.6,

                       (vii) such Property is operated as one of the following: a Hampton Inn, a Homewood Suites, a Residence Inn, an AmeriSuites, or a hotel, resort or inn in the Marriott, Hilton or Starwood line,

                       (viii) when such  Property's  Collateral Pool Asset Value
                  is added to the then- current Borrowing Base, at least 90% of such sum shall be derived from Properties which are, directly or indirectly, wholly owned and controlled by the Borrower,

                       (ix) when such Property's  Collateral Pool Asset Value is
                  added to the then- current Borrowing Base, at least 90% of such sum shall be derived from Properties which are, directly or indirectly, held in fee simple by the Borrower or a Wholly-Owned Subsidiary,

                       (x) the average  occupancy of such  Property for the most
                  recent period of 12 consecutive months for which financial results have been delivered to the Administrative Agent shall have been at least 60%, unless it is a Property Under Development;

                       (xi) when such Property's  Collateral Pool Asset Value is
                  added to the then- current Borrowing Base, the aggregate Collateral Pool Asset Values of all Collateral Pool Assets located in any one state shall not exceed 25% of the Borrowing Base;

                       (xii) such Property's Collateral Pool Asset Value does not exceed 20% of the Borrowing Base;

                       (xiii) such  Property has been in  operation  for no less
                  than 24 months, unless such Property is an Excluded Property or a Property Under Development, provided such Property Under Development meets the requirements of Sections 8.3, and

                       (xiv) when such Property's Collateral Pool Asset Value is
                  added to the then- current Borrowing Base, the total amount of the Borrowing Base attributable to Properties Under Development shall not exceed the lesser of (i) 60% of the aggregate Total Cost of such Properties Under Development included in the Borrowing Base, (ii) $15,000,000 and (iii) the difference between $25,000,000 and the book value of the Consolidated Group's investment in Excluded Investment Affiliates.

         "Environmental Indemnity" means an Indemnity Agreement in the form of Exhibit A, relating to possible environmental liabilities associated with the Collateral Pool Assets.

         "Environmental Laws" means any and all Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority having jurisdiction over any member of the Consolidated Group or any Investment Affiliate, or their respective assets, and regulating or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect, in each case to the extent the foregoing are applicable to the operations of such member of the Consolidated Group or Investment Affiliate, or any of their respective assets or Properties.

         "Equity Inns" means Equity Inns, Inc., a Tennessee corporation.

         "Equity II" means Equity Inns Partnership II, L.P., a Tennessee limited partnership.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and regulations promulgated thereunder from time to time.

         "Event of Default" means any event set forth in Article X hereof.

         "Excluded Investment Affiliate" means Investment Affiliates whose assets and liabilities shall be excluded from the calculations of the Consolidated Group's compliance with the financial covenants of this Agreement so long as the following conditions are met: (i) the Consolidated Group Pro Rata Share of any such Investment Affiliate is less than 20%; (ii) the Consolidated Group does not have voting control of, or the ability to otherwise direct the actions of, such Investment Affiliate; (iii) no Indebtedness of such Investment Affiliate is recourse to, or guaranteed by, any member of the Consolidated Group; (iv) the aggregate book value in accordance with GAAP of the Consolidated Group's investment in all Excluded Investment Affiliates does not exceed the lesser of $15,000,000 and the difference between $25,000,000 and the amount of the Borrowing Base attributable to Projects Under Development; and (v) the Consolidated Group Pro Rata Share of the aggregate Indebtedness of all Excluded Investment Affiliates (other than Excluded Investment Affiliates for which no investment (negative or positive) is reported on the balance sheet of the Consolidated Group) does not exceed $45,000,000. If at any time an Excluded Investment Affiliate causes a violation of Section (v) above, such Investment Affiliate shall cease to be an Excluded Investment Affiliate hereunder.

         "Excluded Properties" means (a) the Homewood Suites located in Chicago and Orlando for the period from the Agreement Effective Date until April 1, 2002, and (b) the AmeriSuites located in Las Vegas for the period from the Agreement Effective Date until April 1, 2001.

         "Existing Agreement" means that certain Amended and Restated Unsecured Revolving Credit Agreement dated as of June 23, 1999 by and between the Borrower, the Administrative Agent and certain other Lenders.

         "Facility"  means the secured  revolving  credit facility  described in
Section 2.1.

         "Facility Letter of Credit" means a Letter of Credit issued pursuant to
Article III of this Agreement.

         "Facility Letter of Credit Fee" is defined in Section 3.8.

         "Facility Letter of Credit Obligations" means, as at the time of determination thereof, all liabilities, whether actual or contingent, of the Borrower with respect to Facility Letters of Credit, including the sum of (a) the Reimbursement Obligations and (b) the aggregate undrawn face amount of the then outstanding Facility Letters of Credit.

         "Facility Letter of Credit Sublimit" means $20,000,000.

         "Federal Funds Effective Rate" means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10 a.m. (Chicago time) on such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent in its sole discretion.

         "FF&E"  means  fixtures,   furniture  and  equipment   located  at  the
Properties.

         "FF&E Deficiency" means the amount, if any, by which 4% of the gross room revenues of the Consolidated Group during the preceding four fiscal quarters, on a rolling basis, exceeds the actual expenditures by the Consolidated Group for FF&E replacements or capital items at the Consolidated Group's Properties during the same period.

         "Fixed Charges" means, for any period, the sum of (i) Debt Service for such period plus (ii) Preferred Stock Expense of the Guarantors for such period plus (iii) Ground Lease Expense for such period.

         "Free Cash Flow" means, for any period, Funds From Operations less (i) the Agreed FF&E Reserve for such period for the Properties less (ii) scheduled principal amortization (excluding balloon payments due on maturity) on all Indebtedness of the Consolidated Group for such period.

         "Funds From Operations" for any period, means GAAP net income, as adjusted by (i) excluding gains and losses from property sales, debt restructuring and property write-downs and adjusting for the non-cash effect of straight-lining of rents, (ii) straight-lining various ordinary operating expenses which are payable less frequently than monthly (e.g. real estate taxes and Ground Lease Expense), (iii) deducting Preferred Stock Expense, and (iv) adding back depreciation, amortization and all non-cash items. Annualized Funds from Operations for such Person will be calculated for the four most recent fiscal quarters for which financial results are available.

         "GAAP" means generally accepted accounting principles in the United States of America consistent with those utilized in preparing the audited financial statements of the Consolidated Group required hereunder, without adjustment under SEC Staff Accounting Bulletin No. 101.

         "GMAC Loan" means that certain $97,020,000 loan from General Motors Acceptance Corporation to GMAC Partnership.

         "GMAC Partnership" means EQI Financing Partnership II, L.P., the borrower under the GMAC Loan.

         "Ground Lease Expense" means, for any period, all payments due from any member of the Consolidated Group under a lease of land underlying a Property for such period.

         "Guarantee Obligation" means, as to any Person (the "guaranteeing person"), any obligation (determined without duplication) of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counter indemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor,
(ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or
(iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the maximum stated amount of the primary obligation relating to such Guarantee Obligation (or, if less, the maximum stated liability set forth in the instrument embodying such Guarantee Obligation), provided, that in the absence of any such stated amount or stated liability, the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith.

         "Guarantors" means collectively, Equity Inns Trust, a Maryland real estate investment trust, Equity Inns Services, Inc., a Tennessee corporation and Equity Inns.

         "Guaranty" means the Guaranty executed by the Guarantors in the form attached hereto as Exhibit D.

         "Included Collateral Pool Assets" means, as of any date, all Collateral Pool Assets which are not Excluded Properties as of such date.

         "Included Collateral Pool Debt Service Coverage Ratio" means, as of any date, for a specified Allocated Facility Amount, the ratio of (a) the aggregate Adjusted Net Operating Income of all Included Collateral Pool Assets for the most recent four (4) consecutive fiscal quarters for which financial statements have been delivered to the Administrative Agent to (b) the greater of (x) the aggregate interest that would have accrued on such specified Allocated Facility Amount, for the most recent four (4) consecutive fiscal quarters at an interest rate equal to the average interest rate under the Facility for such period or
(y) the annual principal and interest payments that would be required to fully amortize a loan in a principal amount equal to such specified Allocated Facility Amount if paid in equal monthly installments over a period of 25 years at an interest rate equal to the yield as of the last Business Day of the most recently completed fiscal quarter on those obligations of the U.S. Treasury having a maturity date closest to a date 10 years after such fiscal quarter end, plus 2.50% per annum.

         "Indebtedness" of any Person at any date means without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than current trade liabilities and other accounts payable, and accrued expenses incurred in the ordinary course of business and payable in accordance with customary practices), to the extent such obligations constitute indebtedness for the purposes of GAAP, (c) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (d) all obligations of such Person under financing leases and capital leases, (e) all obligations of such Person in respect of acceptances issued or created for the account of such Person, (f) all Guarantee Obligations of such Person (excluding in any calculation of consolidated indebtedness of such Person, Guarantee Obligations of such Person in respect of primary obligations of any of its Subsidiaries),
(g) all reimbursement obligations of such Person for letters of credit and other contingent liabilities, (h) all liabilities secured by any Lien (other than Liens for taxes not yet due and payable) on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, (i) any repurchase obligation or liability of such Person or any of its Subsidiaries with respect to accounts or notes receivable sold by such Person or any of its Subsidiaries, and (j) such Person's pro rata share of debt in Investment Affiliates (other than Excluded Investment Affiliates) and any loans where such Person is liable as a general partner.

         "Initial  Collateral  Pool Assets"  means the  Properties  described on
Schedule 1 attached hereto and made a part hereof which shall be included as Collateral under the Loan Documents as of the Agreement Effective Date.

         "Insolvency"   means   insolvency  as  defined  in  the  United  States
Bankruptcy Code, as amended. "Insolvent" when used with respect to a Person, shall refer to a Person who satisfies the definition of Insolvency.

         "Interest Expense" all interest expense of the Consolidated Group determined in accordance with GAAP plus (i) capitalized interest not covered by an interest reserve from a loan facility, plus (ii) the allocable portion (based on liability) of any accrued or paid interest incurred on any obligation for which any member of the Consolidated Group is wholly or partially liable under repayment, interest carry, or performance guarantees, or other relevant liabilities, plus (iii) the Consolidated Group Pro Rata Share of any accrued or paid interest incurred on any Indebtedness of any Investment Affiliate, (other than Excluded Investment Affiliates), whether recourse or non-recourse, provided that no expense shall be included more than once in such calculation even if it falls within more than one of the foregoing categories.

         "Interest Period" means a LIBOR Interest Period.

         "Investment Affiliate" means any Person in which any member of the Consolidated Group, directly or indirectly, has an ownership interest, whose financial results are not consolidated under GAAP with the financial results of the Consolidated Group on the consolidated financial statements of the Consolidated Group.

         "Issuance Date" is defined in Section 3.4(a)(2).

         "Issuance Notice" is defined in Section 3.4(c).

         "Issuing Bank" means, with respect to each Facility Letter of Credit, the Lender which issues such Facility Letter of Credit. Bank One shall be the sole Issuing Bank.

         "Lenders" means Bank One and the other Persons executing this Agreement in such capacity, or any Person which subsequently executes and delivers any amendment hereto in such capacity and each of their respective permitted successors and assigns. Where reference is made to "the Lenders" in any Loan Document it shall be read to mean "all of the Lenders".

         "Lending Installation" means any U.S. office of any Lender authorized to make loans similar to the Advances described herein.

         "Letter of Credit" of a Person means a letter of credit or similar instrument which is issued upon the application of such Person or upon which such Person is an account party or for which such Person is in any way liable.

         "Letter of Credit Collateral Account" is defined in Section 3.9.

         "Letter of Credit Request" is defined in Section 3.4(a).

         "LIBOR Advance" means an Advance that bears interest at the Adjusted LIBOR Rate.

         "LIBOR Applicable Margin" means, as of any date with respect to any LIBOR Advance, the Applicable Margin in effect for such LIBOR Advance as determined in accordance with Section 2.6 hereof.

         "LIBOR Interest Period" means, with respect to a LIBOR Advance, a period of one, two, three or six months, as selected in advance by the Borrower.

         "Lien" means any mortgage, pledge, security interest, encumbrance, lien, charge or easement of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof, any filing or agreement to file a financing statement as debtor under the Uniform Commercial Code on any property leased to any Person under a lease which is not in the nature of a conditional sale or title retention agreement, or any subordination agreement in favor of another Person).

         "Limited Recourse Guaranty" means a guaranty in the form of Exhibit C attached hereto executed by each entity other than a Borrower that owns a Collateral Pool Asset.

         "Loan" means, with respect to a Lender, such Lender's portion of any Advance.

         "Loan Documents" means this Agreement, the Notes, the Guaranty, the Limited Recourse Guaranties, the Environmental Indemnity Agreement and the Security Documents and any and all other agreements or instruments required and/or provided to Lenders hereunder or thereunder, as any of the foregoing may be amended from time to time.

         "Loan Parties" the Borrower, the Guarantors and each other Affiliate of the Borrower which is a party to a Loan Document.

         "Margin Stock" has the meaning ascribed to it in Regulation U of the Board of Governors of the Federal Reserve System.

         "Material Adverse Effect" means, with respect to any matter, that such matter in the Required Lenders' good faith judgment may (x) materially and adversely affect the business, properties, condition or results of operations of the Consolidated Group taken as a whole, or (y) constitute a non-frivolous challenge to the validity or enforceability of any material provision of any Loan Document against any obligor party thereto.

         "Material Adverse Financial Change" shall be deemed to have occurred if the Required Lenders, in their good faith judgment, determine that a material adverse financial change has occurred which could prevent timely repayment of any Advance hereunder or materially impair Borrower's ability to perform its obligations under any of the Loan Documents.

         "Materials of Environmental Concern" means any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, radon, polychlorinated biphenyls and urea-formaldehyde insulation.

         "Maturity Date" means October 26, 2003 or such earlier date on which the principal balance of the Facility and all other sums due in connection with the Facility shall be due as a result of the acceleration of the Facility.

          "Monetary Default" means any Default involving Borrower's failure to pay any of the Obligations when due.

         "Moody's" means Moody's Investors Service, Inc. and its successors.

         "Mortgages" means the collective reference to the deeds of trust and mortgages to be recorded against the Initial Collateral Pool Assets, together with any deeds of trust and mortgages on Properties added to Collateral hereafter pursuant to Section 2.20 hereof, each of which shall be substantially in the form attached hereto as Exhibit M and made a part hereof, conformed as required by the Administrative Agent to applicable local law.

         "Net Cash Proceeds" is defined in Section 9.11 hereof.

         "Net Operating Income" means, with respect to any Property, for any period, all income attributable to such Property less all expenses directly related to such Property (except for any expenditures for FF&E replacement and capital improvements), such as real estate taxes, ground lease payments, base management fees and franchise fees, plus depreciation, amortization and interest expense with respect to such Property for such period, and, if such period is less than a year, adjusted by straight lining various expenses which are payable less frequently than monthly during every such period (e.g. real estate taxes, ground lease payments and insurance).

         "Note" means the promissory note payable to the order of each Lender in the amount of such Lender's maximum Commitment in the form attached hereto as Exhibit B (collectively, the "Notes").

         "Obligations"  means  the  Advances,  the  Facility  Letter  of  Credit
Obligations and all accrued and unpaid fees and all other obligations of Borrower to the Administrative Agent or any or all of the Lenders arising under this Agreement or any of the other Loan Documents.

         "Operating Partnership" means Equity Inns Partnership, L.P., a Tennessee limited partnership.

         "Owner" means, as of any date, each of the Wholly Owned Subsidiaries and entities comprising the Borrower that own a Property included as a Collateral Pool Asset.

         "Participants" is defined in Section 13.2.1 hereof.

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         "Percentage" means, with respect to each Lender, the applicable percentage of the then- current Aggregate Commitment represented by such Lender's then-current Commitment.

         "Permitted Operating Lease" means (i) a lease between one of the Borrowers or a Wholly-Owned Subsidiary and Crossroads/Memphis Partnership LLC, Crossroads Future Company LLC or another entity directly or indirectly wholly-owned by Interstate Hotels

Management, Inc. on substantially the same lease form as has previously been approved by the Administrative Agent and the Syndication Agent (which includes without limitation a guaranty of the tenant's obligations by Interstate Hotels Management, Inc. (or Patriot American Hospitality, Inc.) and Interstate Hotels, LLC and a cross-default provision with all other leases between either of the entities comprising the Borrower or a Wholly-Owned Subsidiary and any of such tenants) and with specific rental terms for each lease to be approved by the Administrative Agent, or (ii) a lease between one of the entities comprising the Borrower or a Wholly-Owned Subsidiary and Prime Hospitality Corporation, or a subsidiary thereof on substantially the same lease form as has previously been approved by the Administrative Agent and the Syndication Agent and with specific rental terms for each lease to be approved by the Administrative Agent, or (iii) similar leases with other entities similarly approved as to lease form and specific rental terms, provided that the identity of each such other entity is approved by either (A) the Administrative Agent and the Syndication Agent so long as such other entity, when aggregated with all other entities not named in clauses (i) or (ii) above or previously approved by the Required Lenders under clause (B) of this clause (iii), does not lease Properties representing more than 5% of the total rooms in all Properties then owned by the Consolidated Group or (B) the Required Lenders if such entity is not eligible for approval under clause (A) of this clause (iii). Notwithstanding the foregoing, the Lenders acknowledge that after the Agreement Effective Date Borrower may (a) terminate the Permitted Operating Leases on some or all of the Properties, or
(b) cause the tenant under such Permitted Operating Leases on some or all of the Properties to assign the Permitted Operating Lease to one or more taxable Wholly Owned Subsidiaries of Equity Inns which will enter into management agreements with existing or newly-formed management companies. If Borrower terminates the Permitted Operating Leases, it will enter into new Permitted Operating Leases on the same Properties with one or more taxable Wholly Owned Subsidiaries of Equity Inns. The Lenders' consent shall not be required for any of such transfers of the tenant's position under such Permitted Operating Leases and such operating leases shall continue to be "Permitted Operating Leases" so long as (a) each of such lease transfers will not have an adverse effect upon the Collateral, (b) the new tenant has executed and delivered to the Administrative Agent (i) a Subordination Agreement in the form of Exhibit Q-2 and (ii) a joinder in the Security Agreement subjecting its interest in any of its personal property which would otherwise be deemed to be a part of the Collateral Pool Assets to the Liens securing the Obligations, and (c) the management agreements qualify as Approved Management Agreements hereunder.

         "Permitted Liens" are defined in Section 9.6 hereof.

         "Person"  means an  individual,  a  corporation,  a limited  or general
partnership,   an   association,   a  joint  venture  or  any  other  entity  or
organization, including a governmental or political subdivision or an agent or instrumentality thereof.

         "Plan" means an employee benefit plan as defined in Section 3(3) of ERISA, whether or not terminated, as to which the Borrower or any member of the Controlled Group may have any liability.

         "Preferred Stock" means, for any Person, any preferred stock issued by such Person.

         "Preferred Stock Expense" means, for any period for any Person, the aggregate dividend payments due to the holders of Preferred Stock of such Person, whether payable in cash or in kind, and whether or not actually paid during such period.

         "Prime Rate" means a rate per annum equal to the prime rate of interest announced by Bank One or its parent from time to time (which is not necessarily the lowest rate charged to any customer), changing when and as such prime rate changes.

         "Property" means any real estate asset owned by a member of the Consolidated Group or an Investment Affiliate and operated as a premium limited service, premium extended stay or premium all-suite or full-service hotel property.

         "Property Under Development" means a Property under development (in accordance with GAAP) on which construction of the hotel has commenced but which has not been substantially completed and occupied and which is subject to a Permitted Operating Lease and an Approved Management Agreement that will be effective upon opening. A Property Under Development that is included as a Collateral Pool Asset shall continue to be treated as a Property Under Development until it has been open for at least 24 months.

         "Purchasers" is defined in Section 13.3.1 hereof.

         "Qualified Officer" means, with respect to any entity, the president, the vice president, the treasurer, the chief financial officer, the chief accounting officer or the controller of such entity if it is a corporation or of such entity's general partner if it is a partnership.

         "Rate Option" means the Adjusted Alternate Base Rate or the Adjusted LIBOR Rate. The Rate Option in effect on any date shall always be the Adjusted Alternate Base Rate unless the Borrower has properly selected the Adjusted LIBOR Rate pursuant to Section 2.11 hereof.

         "Recourse Indebtedness" means, with respect to any Person, Indebtedness for borrowed money, whether as a maker or a guarantor, other than non-recourse secured Indebtedness which limits the liability of the maker thereof to its interest in the Properties given for such indebtedness, subject only to those customary "carve-outs" to non-recourse status required by institutional mortgage lenders.

         "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

         "Reimbursement   Obligations"   means  at  any  time,   the   aggregate
liabilities of the Borrower to the Lenders, the Issuing Bank and the Administrative Agent in respect of all payments or disbursements made by the Lenders, the Issuing Bank and the Administrative Agent under or in respect of the Facility Letters of Credit, and which have not been repaid by Borrower.

         "REMIC Loan" means that certain $88,000,000 issuance of mortgage bonds by the REMIC Partnership pursuant to the terms of an Indenture dated as of February 6, 1997.

         "REMIC Partnership" means EQI Financing Partnership I, L.P., the borrower under the REMIC Loan which has as its sole limited partner, holding 99% of the partnership interests therein, the Operating Partnership and as its sole general partner, holding 1% of the partnership interests therein, EQI Financing Corporation which is wholly-owned by Equity Inns Trust.

         "Reportable Event" means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waivers in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

         "Required Lenders" means, as of any date, those Lenders holding, in the aggregate, more than two-thirds (2/3) of the then-current Aggregate Commitment or, if the Aggregate Commitment has been terminated, Lenders holding, in the aggregate, more than two-thirds (2/3) of the aggregate unpaid principal amount of the outstanding Advances.

         "Reserve Requirement" means, with respect to a LIBOR Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed under Regulation D on Eurocurrency liabilities.

         "S&P" means Standard & Poor's Ratings Group and its successors.

         "Security Documents" means the collective reference to the Mortgages, the Assignments of Leases, the Guarantees, UCC Financing Statements, Assignment of Contracts, and all other security documents hereafter delivered to the Administrative Agent granting a Lien on any asset or assets of any Person to secure the obligations and liabilities of the Borrower hereunder and under any of the other Loan Documents or to secure any guarantee of any such obligations and liabilities.

         "Subsidiary" means as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person, and provided such corporation, partnership or other entity is consolidated with such Person for financial reporting purposes under GAAP.

         "Supermajority Lenders" means, as of any date, those Lenders holding, in the aggregate, more than eighty percent (80%) of the then-current Aggregate Commitment or, if the Aggregate Commitment has been terminated, Lenders holding, in the aggregate, more than eighty percent (80%) of the aggregate unpaid principal amount of the outstanding Advances.

         "Swingline Advances" means, as of any date, collectively, all Swingline Loans then outstanding under this Facility.

         "Swingline Commitment" means the obligation of the Swingline Lender to make Swingline Loans not exceeding $7,500,000, which is included in, and is not in addition to, the Swingline Lender's total Commitment hereunder.

         "Swingline Lender" shall mean Bank One, in its capacity as a Lender.

         "Swingline  Loan" means a loan made by the Swingline Lender pursuant to
Section 2.16 hereof.

         "Tangible Net Worth" means "net worth", as determined in accordance with GAAP, less intangible assets included in such net worth, less equity investment in Excluded Investment Affiliates, plus accumulated depreciation.

         "Total Cost" means, as of any date, (a) if the Property is owned by the Consolidated Group, the sum of (i) the book value under GAAP of such Property plus (ii) all depreciation on such Property previously reflected on the Consolidated Group's financial statements, in accordance with GAAP, or (b) if such Property is owned by an Investment Affiliate, the sum of (i) the Consolidated Group Pro Rata Share of the book value under GAAP of such Property plus (ii) the Consolidated Group Pro Rata Share of all depreciation on such Property previously reflected on the Investment Affiliate's financial statements, in accordance with GAAP.

         "Total Indebtedness" means, as of any date, the sum of (i) all Indebtedness of the Consolidated Group in existence on such date plus (ii) the Consolidated Group Pro Rata Share of all Indebtedness of any Investment
Affiliate (other than Excluded Investment Affiliates), to the extent not included in the Indebtedness described in clause (i), without duplication.

         "Transferee" is defined in Section 13.4 hereof.

         "Wholly-Owned Subsidiary" means a Subsidiary which is 100% owned, directly or indirectly, by one or more of the entities comprising the Borrower.

         The foregoing definitions shall be equally applicable to both the singular and the plural forms of the defined terms.

     Section I.2 Financial Standards. All financial computations required of a Person under this Agreement shall be made, and all financial information required under this Agreement shall be prepared, in accordance with GAAP,
except  that if any Person's  financial   statements  are  not  audited,   such
Person's financial statements shall be prepared in accordance with the same sound accounting principles utilized in connection with the financial information submitted to Lenders with respect to such Person or the Properties of such Person in connection with this Agreement and shall be certified by an authorized representative of such Person.

                                   Article II.

                                  THE FACILITY

     Section II.1     The Facility; Limitations on Borrowing.

         Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Borrower and the Guarantors contained herein, Lenders agree (x) to make Advances through the Administrative Agent to Borrower from time to time prior to the Maturity Date and (y) to issue Facility Letters of Credit under Article III of this Agreement, provided that the making of any such Advance or the issuance of such Facility Letter of Credit will not:

                       (i) cause the then-current Allocated Facility Amount to exceed the then-current Aggregate Commitment; or

                       (ii) cause the then-current Allocated Facility Amount to exceed the then-current Borrowing Base Availability; or

                       (iii) cause the then-current outstanding Swingline Advances to exceed the Swingline Commitment; or

                       (iv) cause the then outstanding Facility Letters of Credit Obligations to exceed the Facility Letter of Credit Sublimit.

The Advances may be ratable Adjusted Alternate Base Rate Advances, ratable LIBOR Advances or non-pro rata Swingline Loans. Except as provided in Sections 2.16 and 2.18 hereof, each Lender shall fund its Percentage of each such Advance and no Lender will be required to fund any amounts which when aggregated with such Lender's Percentage of (i) all other Advances then outstanding, (ii) all Swingline Advances and (iii) all Facility Letter of Credit Obligations would exceed such Lender's then-current Commitment. This facility ("Facility") is a revolving credit facility and, subject to the provisions of this Agreement, the Borrower may request Advances hereunder, repay such Advances and reborrow
Advances at any time prior to the Maturity Date. Unless and until the Administrative Agent is otherwise advised in writing to the contrary by all of the entities comprising the Borrower, all Loans shall be deemed to be requested by the Operating Partnership and shall be funded directly to the Operating
Partnership and EIP/WV and Equity II each irrevocably authorizes the Administrative Agent to honor requests for Advances made by the Operating Partnership and to fund such Loans directly to the Operating Partnership.

     Section II.2 Maturity Date. The Facility created by this Agreement, and the Commitment of each Lender to lend hereunder, shall terminate on the Maturity Date, unless sooner terminated in accordance with the terms of this Agreement. Any outstanding Advances not previously repaid and all other unpaid Obligations shall be paid in full by the Borrower on the Maturity Date.

     Section II.3 Requests for Advances; Responsibility for Advances. Ratable Advances shall be made available to Borrower by Administrative Agent in accordance with Section 2.1 and Section 2.11(a) hereof. The obligation of each Lender to fund its Percentage of each ratable Advance shall be several and not joint.

     Section II.4 Evidence of Credit Extensions. The Advances of each Lender outstanding at any time shall be evidenced by the Notes. Each Note executed by the Borrower shall be in a maximum principal amount equal to each Lender's Percentage of the current Aggregate Commitment. Each Lender shall record Advances and principal payments thereof on the schedule attached to its Note or, at its option, in its records, and each Lender's record thereof shall be conclusive absent Borrower furnishing to such Lender conclusive and irrefutable evidence of an error made by such Lender with respect to that Lender's records. Notwithstanding the foregoing, the failure to make, or an error in making, a notation with respect to any Advance shall not limit or otherwise affect the obligations of Borrower hereunder or under the Notes to pay the amount actually owed by Borrower to Lenders.

     Section II.5 Ratable and Non-Ratable Loans. Each Advance hereunder shall consist of Loans made from the several Lenders ratably in proportion to their Percentages, except for Swingline Loans which shall be made by the Swingline Lender in accordance with Section 2.16. The ratable Advances may be Adjusted Alternate Base Rate Advances, LIBOR Advances or a combination thereof, selected by the Borrower in accordance with Sections 2.10 and 2.11.

     Section II.6 Applicable Margins and Fees. The ABR Applicable Margin, the LIBOR Applicable Margin and the Applicable Commitment Fee Percentage to be used in calculating the interest rate applicable to different types of Advances and the Commitment Fee shall vary from time to time in accordance with the ratio of Total Indebtedness to EBITDA:

      Ratio of                       LIBOR         ABR          Applicable
Total Indebtedness to              Applicable   Applicable      Commitment
       EBITDA                        Margin       Margin      Fee Percentage
 --------------------              ----------   ----------    --------------

       Less than 2.5                  1.50%        0.50%           0.25%
2.5 or over, but less than 3.0        1.75%        0.75%           0.30%
3.0 or over, but less than 3.5        2.00%        1.00%           0.40%
3.5 or over, but less than 4.0        2.25%        1.25%           0.45%
4.0 or over, but less than 4.5        2.50%        1.50%           0.50%
4.5 or over, but less than 4.75       2.75%        1.75%           0.55%


    The Applicable Margins and Applicable Commitment Fee Percentage will change only quarterly upon delivery of a compliance certificate in the form of attached hereto, reflecting the ratio of Total Indebtedness to EBITDA as of the last day of the preceding fiscal quarter as disclosed on the financial statements for such fiscal quarter delivered to the Lenders.

     Section II.7 Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee (the "Commitment Fee") from the Agreement Effective Date to and including the Maturity Date, calculated at the then-current per annum Applicable Commitment Fee Percentage (calculated for actual days elapsed on the basis of a 360 day year) on the daily unborrowed portion of such Lender's Commitment (which is equal to the difference between (a) such Lender's Commitment on such day and (b) the then outstanding Loans owed to such Lender plus the Lender's Percentage of any outstanding and undrawn Facility Letters of Credit) payable quarterly in arrears on the last day of each calendar quarter hereafter beginning December 31, 2000 and ending on the Maturity Date. Notwithstanding the foregoing, all accrued Commitment Fees shall be payable on the effective date of any termination of the obligations of the Lenders to make Loans hereunder. The Swingline Commitment shall be treated in the same fashion as the other Commitments for purposes of calculating the Commitment Fees and only the actual Swingline Loans outstanding on any day shall be included in the aggregate amount of outstanding Loans owed to the Swingline Lender on such day.

     Section II.8     Other Fees.

          (a) The Borrower agrees to pay all fees payable to the Administrative Agent and Banc One Capital Markets, Inc. pursuant to the Borrower's prior letter agreement with them.

          (b) The Borrower also agrees to pay the fees described in Section 3.8 below with respect to any Facility Letters of Credit.

     Section II.9 Minimum Amount of Each Advance. Each LIBOR Advance shall be in the minimum amount of $2,000,000 (and in multiples of $100,000 if in excess thereof), each Adjusted Alternate Base Rate Advance shall be in the minimum amount of $1,000,000 (and in multiples of $100,000 if in excess thereof) and each Swingline Advance shall be in the minimum amount of $50,000 (and in multiples of $25,000 if in excess thereof), provided, however, that any Adjusted Alternate Base Rate Advance may be in the amount of the unused Aggregate Commitment.

     Section II.10         Interest.

          (a) The outstanding principal balance under the Notes shall bear interest from time to time at a rate per annum equal to:

                       (i)     the Adjusted Alternate Base Rate; or

                       (ii) at the  election of Borrower  with respect to all or
                  portions of the Obligations, the Adjusted LIBOR Rate.

          (b) All interest shall be calculated for actual days elapsed on the basis of a 360-day year. Interest accrued on each Adjusted Alternate Base Rate Advance, LIBOR Advance and Swingline Loan shall be payable in arrears from time to time on each of (i) the first day of each calendar month, commencing with the first such date to occur after the date hereof, (ii) the Maturity Date, and
(iii) the effective date of any termination of the Aggregate Commitment in full pursuant to Section 2.17. Interest shall not be payable for the day of any payment on the amount paid if payment is received by Administrative Agent prior to noon (Chicago time). If any payment of principal or interest under the Notes shall become due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a payment of principal, such extension of time shall be included in computing interest due in connection with such payment; provided that for purposes of Section 10.1 hereof, any payments of principal described in this sentence shall be considered to be "due" on such next succeeding Business Day.

     Section II.11         Selection of Rate Options and LIBOR Interest Periods.

          (a) Borrower, from time to time, may select the Rate Option and, in the case of each LIBOR Advance, the commencement date (which shall be a Business
Day) and the length of the LIBOR Interest Period applicable to each LIBOR Advance. Borrower shall give Administrative Agent irrevocable notice (a "Borrowing Notice") not later than 11:00 a.m. (Chicago time) (i) at least one Business Day prior to an Adjusted Alternate Base Rate Advance, (ii) at least three (3) Business Days prior to a ratable LIBOR Advance, and (iii) not later than 11:00 a.m. (Chicago time) on the Borrowing Date for each Swingline Loan, specifying:

                       (i) the Borrowing Date, which shall be a Business Day, of such Advance,

                       (ii)    the aggregate amount of such Advance,

                       (iii)   the type of Advance selected, and

                       (iv) in the case of each LIBOR Advance, the LIBOR Interest Period applicable thereto.

         The Borrower shall also deliver together with each Borrowing Notice the compliance certificate required in Section 5.2 and otherwise comply with the conditions set forth in Section 5.2 for Advances. Administrative Agent shall provide each Lender by facsimile with a copy of each Borrowing Notice and compliance certificate by 3:00 p.m. on the same Business Day it is received.

         Not later than noon (Chicago time) on each Borrowing Date, each Lender shall make available its Loan or Loans, in funds immediately available in Chicago to the Administrative Agent. Administrative Agent will promptly make the funds so received from the Lenders available to the Borrower.

          (b) Administrative Agent shall, as soon as practicable after receipt of a Borrowing Notice, determine the Adjusted LIBOR Rate applicable to the requested ratable LIBOR Advance and inform Borrower and Lenders of the same. Each determination of the Adjusted LIBOR Rate by Administrative Agent shall be conclusive and binding upon Borrower in the absence of manifest error.

          (c) If Borrower shall prepay a LIBOR Advance other than on the last day of the LIBOR Interest Period applicable thereto, Borrower shall be responsible to pay all amounts due to Lenders as required by Section 4.4 hereof.

          (d) As of the end of each LIBOR Interest Period selected for a ratable LIBOR Advance, the interest rate on the LIBOR Advance will become the Adjusted Alternate Base Rate, unless Borrower has once again selected a LIBOR Interest
Period in  accordance  with the  timing  and  procedures  set  forth in  Section
2.11(g).

          (e) The right of Borrower to select the Adjusted LIBOR Rate for an Advance pursuant to this Agreement is subject to the availability to Lenders of a similar option. If Administrative Agent determines that (i) deposits of Dollars in an amount approximately equal to the LIBOR Advance for which the Borrower wishes to select the Adjusted LIBOR Rate are not generally available at such time in the London interbank eurodollar market, or (ii) the rate at which the deposits described in subsection (i) herein are being offered will not adequately and fairly reflect the costs to Lenders of maintaining an Adjusted LIBOR Rate on an Advance or of funding the same in such market for such LIBOR Interest Period, or (iii) reasonable means do not exist for determining an Adjusted LIBOR Rate, or (iv) the Adjusted LIBOR Rate would be in excess of the maximum interest rate which Borrower may by law pay, then in any of such events, Administrative Agent shall so notify Borrower and Lenders and such Advance shall bear interest at the Adjusted Alternate Base Rate. Notwithstanding the foregoing, the Lenders shall not be obligated to match fund their LIBOR Advances.

          (f) In no event may Borrower elect a LIBOR Interest Period which would extend beyond the Maturity Date. Unless Lenders agree thereto, in no event may Borrower have more than ten (10) different LIBOR Interest Periods for LIBOR Advances outstanding at any one time.

          (g)         Conversion and Continuation.

                       (i) Borrower may elect from time to time,  subject to the
                  other provisions of this Section 2.11, to convert all or any part of a ratable Advance into any other type of Advance; provided that any conversion of a ratable LIBOR Advance shall be made on, and only on, the last day of the LIBOR Interest Period applicable thereto.

                       (ii) Adjusted Alternate Base Rate Advances shall continue
                  as Adjusted Alternate Base Rate Advances unless and until such Adjusted Alternate Base Rate Advances are converted into ratable LIBOR Advances pursuant to a Conversion/Continuation Notice from Borrower in accordance with Section 2.11(g)(iv). Ratable LIBOR Advances shall continue until the end of the then applicable LIBOR Interest Period therefor, at which time each such Advance shall be automatically converted into an Adjusted Alternate Base Rate Advance unless the Borrower shall have given the Administrative Agent a Conversion/Continuation Notice in accordance with Section 2.11(g)(iv) requesting that, at the end of such LIBOR Interest Period, such Advance either continue as an Advance of such type for the same or another LIBOR Interest Period.

                       (iii) Notwithstanding  anything to the contrary contained
                  in Sections 2.11(g)(i) or (g)(ii), no Advance may be converted into a LIBOR Advance or continued as a LIBOR Advance (except with the consent of the Required Lenders) when any Monetary Default or Event of Default has occurred and is continuing.

                       (iv) The  Borrower  shall give the  Administrative  Agent
                  irrevocable notice (a "Conversion/Continuation Notice") of each conversion of an Advance or continuation of a LIBOR Advance not later than 11:00 a.m. (Chicago time) on the Business Day immediately preceding the date of the requested conversion, in the case of a conversion into an Adjusted Alternate Base Rate Advance, or 11:00 a.m. (Chicago time) at least three (3) Business Days prior to the date of the requested conversion or continuation, in the case of a conversion into or continuation of a ratable LIBOR Advance, specifying: (1) the requested date (which shall be a Business
                  Day) of such conversion or continuation; (2) the amount and type of the Advance to be converted or continued; and (3) the amounts and type(s) of Advance(s) into which such Advance is to be converted or continued and, in the case of a conversion into or continuation of a ratable LIBOR Advance, the duration of the LIBOR Interest Period applicable thereto.

     Section II.12 Method of Payment. All payments of the Obligations hereunder shall be made, without set-off, deduction, or counterclaim, in immediately available funds to Administrative Agent at Administrative Agent's address specified herein, or at any other Lending Installation of Administrative Agent specified in writing by Administrative Agent to Borrower, by noon (local time) on the date when due and shall be applied ratably by Administrative Agent among Lenders. Each payment delivered to Administrative Agent for the account of any Lender shall be delivered promptly by Administrative Agent to such Lender in the same type of funds that Administrative Agent received at its address specified herein or at any Lending Installation specified in a notice received by Administrative Agent from such Lender. Administrative Agent is hereby authorized to charge the account of Borrower maintained with Bank One for each payment of principal, interest and fees as it becomes due hereunder. Amounts paid to or held by the Administrative Agent for the payment of Loans shall not be deemed paid to a Lender until the Business Day that such amounts are received by such Lender. If amounts are received by the Administrative Agent from the Borrower prior to the applicable times stated herein and the Administrative Agent fails to make a Lender's portion of such amount available to such Lender by close of business on such Business Day, the Borrower shall have no obligation to pay any further interest on such payment and the Administrative Agent shall pay to such Lender interest on such payment to the date paid to such Lender by the Administrative Agent at a rate per annum equal to the then-current Federal Funds Effective Rate.

     Section II.13 Default. Notwithstanding the foregoing, during the continuance of a Monetary Default or an Event of Default, Borrower shall not have the right to request a LIBOR Advance, select a new LIBOR Interest Period for an existing ratable LIBOR Advance or convert any Adjusted Alternate Base Rate Advance to a ratable LIBOR Advance. During the continuance of a Monetary Default or an Event of Default, at the election of the Required Lenders, by notice to Borrower, outstanding Advances shall bear interest at the applicable Default Rates until such Monetary Default or Event of Default ceases to exist or the Obligations are paid in full.

     Section II.14 Lending Installations. Each Lender may book its Advances at any Lending Installation selected by such Lender and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Notes shall be deemed held by each Lender for the benefit of such Lending Installation. Each Lender may, by written or telex notice to the Administrative Agent and Borrower, designate a Lending Installation through which Advances will be made by it and for whose account payments are to be made.

     Section II.15 Non-Receipt of Funds by Administrative Agent. Unless Borrower or a Lender, as the case may be, notifies Administrative Agent prior to the date on which it is scheduled to make payment to Administrative Agent of (i) in the case of a Lender, an Advance, or (ii) in the case of Borrower, a payment of principal, interest or fees to the
Administrative Agent for the account of the Lenders, that it does not intend to make such payment, Administrative Agent may assume that such payment has been made. Administrative Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If such Lender or Borrower, as the case may be, has not in fact made such payment to Administrative Agent, the recipient of such payment shall, on demand by Administrative Agent, repay to Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by Administrative Agent until the date Administrative Agent recovers such amount at a rate per annum equal to (i) in the case of payment by a Lender, the Federal Funds Effective Rate (as determined by Administrative Agent) for such day or
(ii) in the case of payment by Borrower, the interest rate applicable to the relevant Advance.

     Section II.16 Swingline Loans. In addition to the other options available to Borrower hereunder, up to $7,500,000 of the Swingline Commitment shall be available for Swingline Loans subject to the following terms and conditions. Swingline Loans shall be made available for same day borrowings provided that notice is given in accordance with Section 2.11 hereof. All Swingline Loans shall bear interest at the Adjusted Alternate Base Rate and shall be deemed to be Adjusted Alternate Base Rate Advances. In no event shall the Swingline Lender be required to fund a Swingline Loan if it would increase the total aggregate outstanding Loans by Swingline Lender hereunder plus its Percentage of Facility Letter of Credit Obligations to an amount in excess of such Lender's Commitment. No Swingline Loan may be made to repay a Swingline Loan, but Borrower may repay Swingline Loans from subsequent pro rata Advances hereunder. If any Swingline Loan is not so repaid, upon request of the Swingline Lender made to all the Lenders, which request must be given not later than the fifth (5th) Business Day after such a Swingline Loan was made, each Lender irrevocably agrees to purchase its Percentage of any Swingline Loan made by the Swingline Lender regardless of whether the conditions for disbursement are satisfied at the time of such purchase, including the existence of an Event of Default hereunder provided that Swingline Lender did not have knowledge of such Event of Default at the time the Swingline Loan was made and provided further that no Lender shall be required to have total outstanding Loans plus its Percentage of Facility Letters of Credit exceed its Commitment. Such purchase shall take place on the date of the request by Swingline Lender so long as such request is made by noon (Chicago time), otherwise on the Business Day following such request. All requests for purchase shall be in writing. From and after the date it is so purchased, each such Swingline Loan shall, to the extent purchased, (i) be treated as a Loan made by the purchasing Lenders and not by the selling Lender for all purposes under this Agreement and the payment of the purchase price by a Lender shall be deemed to be the making of a Loan by such Lender and shall constitute outstanding principal under such Lender's Note, and (ii) shall no longer be considered a Swingline Loan except that all interest accruing on or attributable to such Swingline Loan for the period prior to the date of such purchase shall be paid when due by the Borrower to the Administrative Agent for the benefit of the Swingline Lender and all such amounts accruing on or attributable to such Loans for the period from and after the date of such purchase shall be paid when due by the Borrower to the Administrative Agent for the benefit of the purchasing Lenders. If prior to purchasing its Percentage of a Swingline Loan one of the events described in Section 10.10 shall have occurred and such event prevents the consummation of the purchase contemplated by preceding provisions, each Lender will purchase an undivided participating interest in the outstanding Swingline Loan in an amount equal to its Percentage of such Swingline Loan. From and after the date of each Lender's purchase of its participating interest in a Swingline Loan, if the Swingline Lender receives any payment on account thereof, the Swingline Lender will distribute to such Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded); provided, however, that in the event that such payment was received by the Swingline Lender and is required to be returned to the Borrower, each Lender will return to the Swingline Lender any portion thereof previously distributed by the Swingline Lender to it. If any Lender fails to so purchase its Percentage of any Swingline Loan, such Lender shall be deemed to be a Defaulting Lender hereunder.

     Section II.17 Voluntary Reduction of Aggregate Commitment Amount. Upon at least five (5) days prior irrevocable written notice (or telephonic notice promptly confirmed in writing) to the Administrative Agent, Borrower shall have the right, without premium or penalty, to terminate the Aggregate Commitment in whole or in part provided that (a) Borrower may not reduce the Aggregate Commitment below the Allocated Facility Amount at the time of such requested reduction, and (b) any such partial termination shall be in the minimum aggregate amount of Two Million Dollars (U.S. $2,000,000.00) or any integral multiple of Two Million Dollars (U.S. $2,000,000.00) in excess thereof. Any partial termination of the Aggregate Commitment shall be applied pro rata to reduce each Lender's Commitment, including, unless otherwise agreed in writing by the Swingline Lender, to reduce the Swingline Commitment by a percentage equal to the percentage reduction in the Aggregate Commitment.

     Section II.18 Increase in Aggregate Commitment. The Borrower shall also have the right from time to time to increase the Aggregate Commitment up to a maximum of $175,000,000 by either adding new entities as Lenders (subject to the Administrative Agent's prior written approval of the identity of such new entities) or obtaining the agreement, which shall be at such Lender's or Lenders' sole discretion, of one or more of the then current Lenders to increase its or their Commitments. Such increases shall be evidenced by the execution and delivery of an Amendment Regarding Increase in the form of Exhibit L attached hereto by the Borrower, the Administrative Agent and the new bank or existing Lender providing such additional Commitment, a copy of which shall be forwarded to each Lender by the Administrative Agent promptly after execution thereof. On the effective date of each such increase in the Aggregate Commitment, the Borrower and the Administrative Agent shall cause the new or existing Lenders providing such increase, by either funding more than its or their Percentage of new ratable Advances made on such date or purchasing shares of outstanding ratable Loans held by the other Lenders or a combination thereof, to hold its or their Percentage of all ratable Advances outstanding at the close of business on such day. The Lenders agree to cooperate in any required sale and purchase of outstanding ratable Advances to achieve such result. In no event shall the Aggregate Commitment exceed $175,000,000 without the approval of all of the Lenders.

     Section II.19 Optional Prepayments; Mandatory Prepayments; Release of Properties.

          (a) The Borrower may, upon at least one (1) Business Day's notice to the Administrative Agent, prepay the Advances, which notice shall specify the date and amount of prepayment and whether the prepayment is of Adjusted Alternate Base Rate Advances, LIBOR Advances, Swingline Loans or a combination thereof, and if a combination thereof, the amount allocable to each; provided, however, that (i) any partial prepayment under this Subsection shall be in an amount not less than $1,000,000 or a whole multiple of $100,000 in excess thereof; (ii) any LIBOR Advance prepaid on any day other than the last day of the applicable LIBOR Interest Period must be accompanied by any amounts payable pursuant to Section 4.4; and (iii) each prepayment under this subsection shall include all interest accrued on the amount of principal prepaid through the date of prepayment. Upon receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with any amounts payable pursuant to Section 4.4.

          (b) If on any Business Day the Allocated Facility Amount exceeds the then- current Borrowing Base Availability, then, without notice or demand, the Borrower shall make a mandatory prepayment of the Loans in an amount equal to such excess no later than thirty days following such Business Day. The failure of the Borrower make any prepayment as required under this subsection shall constitute an Event of Default under this Agreement. Each prepayment required to be made under this subsection shall include all interest accrued on the amount of principal prepaid through the date of prepayment and any amounts payable pursuant to Section 4.4. Provided no Default or Event of Default has occurred and is continuing on the date that the Borrower shall make a mandatory prepayment pursuant to this subsection, the Borrower shall have the right to direct whether such prepayment shall be of Adjusted Alternate Base Rate Advances, LIBOR Advances, Swingline Loans or a combination thereof, and, if a combination thereof, the amount allocable to each.

          (c) The Borrower shall have the right at any time and from time to time, on five (5) Business Days prior written notice to the Administrative Agent, to obtain a release of any Collateral Pool Asset from the applicable Mortgage and Assignment of Leases by repaying on the date of such release such amount as may be required for it to provide the Compliance Certificate referenced below taking into account the release, provided (i) no Default or Event of Default has occurred and is continuing or shall occur upon the release of such Collateral Pool Asset and (ii) Borrower has provided a Compliance Certificate in the form of Exhibit I hereto signed by a Qualified Officer of the Operating Partnership and Equity Inns certifying to Borrower's continued compliance with all of the financial and other material covenants under the Loan Documents after the removal of such Collateral Pool Asset and, to the extent necessary, repayment of any Advances.

     Section II.20         Procedures for Addition of Collateral Pool Assets.

          (a) The Borrower may propose to include additional Properties as Collateral Pool Assets by sending written proposals for inclusion to the Administrative Agent along with (i) the items listed on Schedule 2, (ii) a request for Administrative Agent to order an Appraisal of the proposed additional Property and the other items, such as additional Loan Documents, needed to finalize the addition of such Property to the Collateral Pool Assets as shown on Schedule 3, (iii) evidence that the qualifications required under the definition of "Eligible Property" are met, (iv) a request that the Required Lenders evaluate and approve the Appraisal and Appraised Value of such Property (applicable for all Properties) and (v) that the Required Lenders evaluate and approve the Property for inclusion in the Collateral (applicable if (A) the Appraised Value of such Property, when combined with the aggregate Appraised Values of all other Properties added to the Collateral after the date of this Agreement pursuant to this Section, is greater than $75,000,000, or (B) the interest of the Owner of such Property is the tenant's interest under a ground lease or any other estate less than fee simple title). Items (i)-(iii) above shall be immediately forwarded to the Lenders by the Administrative Agent if their approval is required under item (iv). Administrative Agent (and the Lenders, as the case may be) shall endeavor to utilize all of the due diligence reports obtained by Borrower from third-party providers and certified to the Lenders by the third-party providers and not require new reports (except for the Appraisals), but the Administrative Agent and the Lenders reserve the right to require independent reports if the Borrower's report was prepared by a third-party provider not reasonably satisfactory or if the Administrative Agent or the Lenders in good faith believe the report furnished contains an inaccuracy or is not current or is incomplete in any material respect. If all items required by Schedule 2 and the preceding sentence accompany or precede the written proposal, the written proposal shall so indicate. If all items required by Schedule 2 do not accompany or precede the written proposal, the Borrower shall accompany the last item required by Schedule 2 with a letter notifying the Administrative Agent that it has completed delivery of all items required by
Schedule 2. The relevant time periods for acceptance or rejection by the Administrative Agent and/or the Required Lenders shall commence upon the later of (1) receipt of the completed Appraisal by both the Administrative Agent and the Lenders and (2) receipt by the Administrative Agent of the proposal and all items required by Schedule 2. When both items (1) and (2) above have been delivered, the Administrative Agent shall immediately notify Borrower and the relevant time periods for acceptance or rejection shall commence. For purposes of this Section 2.20, Borrower may begin the process of including an additional Collateral Pool Asset if Borrower has a binding contract to purchase such Property provided that Borrower shall have consummated the purchase of such Property on or before the date such Property is included in the Collateral.

          (b) The Administrative Agent shall have fifteen (15) Business Days after the Administrative Agent has actually received the completed Appraisal as well as Borrower's proposal and all items set forth in Schedule 2 with respect to a proposed Collateral Pool Asset pursuant to this Section to notify the
Borrower in writing as to whether the proposed Collateral Pool Asset is an Eligible Property that is satisfactory to the Administrative Agent pursuant to
Section 2.20(a) above. The failure of the Administrative Agent to respond to the Borrower's request within such fifteen Business Day period shall be deemed to be a denial that such proposed Collateral Pool Asset qualifies as an Eligible Property that is satisfactory to the Administrative Agent. The Lenders shall have fifteen (15) Business Days after they have actually received the completed Appraisal and other documents to which they are entitled pursuant to Section 2.20(a) above (it being acknowledged that this period will run substantially
concurrently with Administrative   Agent's  review  period  in  light  of
Administrative Agent's obligation under Section 2.20(a) to immediately forward those items to the Lenders) to notify the Administrative Agent (who shall notify the Borrower after all responses from the Lenders are received or deemed received) as to (i) whether the Appraisal and Appraised Value are satisfactory, or (ii) whether the Appraisal and Appraised Value are satisfactory and whether the proposed Eligible Property otherwise is approved as a Collateral Pool Asset, if the Required Lenders' approval is required as to the latter pursuant to Section 2.20(a) above. The failure of any Lender to respond to the Borrower's request within such fifteen Business Day period shall be deemed to be an approval of the Appraisal and consent to the inclusion of such Eligible
Property in the Collateral. If the proposed Collateral Pool Asset is deemed by the Administrative Agent to be an Eligible Property and is approved by the Administrative Agent in the manner aforesaid, and the Appraisal and Appraised Value are approved (or deemed approved) by the Required Lenders, that Property shall be automatically approved for inclusion in the Collateral without the need for any further approval by the other Lenders. If the proposed Collateral Pool Asset is an Eligible Property but was not approved by the Administrative Agent, Borrower may by written notice to the Administrative Agent request that it nevertheless be included in the Collateral pursuant to the procedure set forth in Section 2.20(c). Upon the approval by the Administrative Agent (and the Required Lenders, if required) for inclusion of an Eligible Property in the Collateral and the satisfaction of all requirements listed in Schedule 3 with respect thereto, such Eligible Property shall be added to the Collateral as a Collateral Pool Asset. The Administrative Agent shall supply, at the written request of any Lender, copies of any of the documents described on Schedule 2 and 3 to such Lender.

          (c) With respect to any Property requested to be included as a Collateral Pool Asset which does not qualify under Section 2.20(b) due to the Administrative Agent's failure to approve such Property, the Borrower may request that such Property be included as a Collateral Pool Asset notwithstanding such failure, by written notice to the Administrative Agent to be forwarded to the Lenders. Such proposed Collateral Pool Asset shall be included if and only if (i) such Property qualifies in all respects as an Eligible Property, and (ii) the Required Lenders in their sole discretion approve the Borrower's request that such proposed Collateral Pool Asset be included. Lenders shall respond to the Administrative Agent and the failure of any Lender to respond in writing to the Borrower's request within fifteen (15) Business Days of receipt of the Borrower's request for such Property to be included in the Collateral, together with delivery of such of the items set forth in Schedule 2 as a Lender may request, shall be deemed to be approval by such Lender of the Borrower's request to include such Property in the Collateral. The Administrative Agent shall promptly notify the Borrower in writing if the Required Lenders approve the Borrower's request for such Eligible Property to be included in the Collateral.

     Section II.21 Application of Moneys Received. All moneys collected or received by the Administrative Agent on account of the Facility directly or indirectly, shall be applied in the following order of priority:

                       (i) to the payment of all reasonable costs incurred in the collection of such moneys of which the Administrative Agent shall have given notice to the Borrower;

                       (ii) to the reimbursement of any yield protection due to any of the Lenders in accordance with Section 4.1;

                       (iii) to the  payment of any fee due  pursuant to Section
                  3.8(b) in connection with the issuance of a Facility Letter of Credit to the Issuing Bank, to the payment of the Commitment Fee and Facility Letter of Credit Fee to the Lenders, if then due, and to the payment of all fees to the Administrative Agent;

                       (iv) to  payment  of the  full  amount  of  interest  and
                  principal on the Swingline Loans (provided that if Swingline Lender has not requested the other Lenders to purchase their applicable Percentages of the any outstanding Swingline Loans within twenty (20) Business Days following a Default, then principal and interest due on such Swingline Loans shall be of equal priority with principal and interest due in connection with other Loans);

                       (v) first to interest until paid in full and then to principal for all Lenders (other than Defaulting Lenders) in accordance with the respective Percentages of the Lenders;

                       (vi) any other sums due to the Administrative Agent or any Lender under any of the Loan Documents; and

                       (vii) to the  payment of any sums due to each  Defaulting
                  Lender as their respective Percentages appear (provided that Administrative Agent shall have the right to set-off against such sums any amounts due from such Defaulting Lender).

                                  Article III.

                        THE LETTER OF CREDIT SUBFACILITY

     Section III.1 Obligation to Issue. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Borrower herein set forth, the Issuing Bank hereby agrees to issue for the account of either of the entities comprising the Borrower, one or more Facility Letters of Credit in accordance with this Article III, from time to time during the period commencing on the Agreement Effective Date and ending on a date one Business Day prior to the Maturity Date.

     Section III.2 Types and Amounts. The Issuing Bank shall not have any obligation to:

                       (i) issue any Facility  Letter of Credit if the aggregate
                  maximum amount then available for drawing under Letters of Credit issued by such Issuing Bank, after giving effect to the Facility Letter of Credit requested hereunder, shall exceed any limit imposed by law or regulation upon such Issuing Bank;

                       (ii) issue any Facility Letter of Credit if, after giving
                  effect thereto, (1) the then applicable Allocated Facility Amount would exceed the then current Aggregate Commitment, (2) the then applicable Allocated Facility Amount would exceed the then-current Borrowing Base Availability, or (3) the Facility Letter of Credit Obligations would exceed the Facility Letter of Credit Sublimit; or

                       (iii) issue any Facility Letter of Credit having an expiration date, or containing automatic extension provision to extend such date, to a date which is

                       (iv)    Business Day immediately preceding the Maturity
                  Date.

     Section III.3 Conditions. In addition to being subject to the satisfaction of the conditions contained in Article V hereof, the obligation of the Issuing Bank to issue any Facility Letter of Credit is subject to the satisfaction in full of the following conditions:

                       (i) the Borrower shall have delivered to the Issuing Bank
                  at such times and in such manner as the Issuing Bank may reasonably prescribe such documents and materials as may be reasonably required pursuant to the terms of the proposed Facility Letter of Credit (it being understood that if any inconsistency exists between such documents and the Loan Documents, the terms of the Loan Documents shall control) and the proposed Facility Letter of Credit shall be reasonably satisfactory to the Issuing Bank as to form and content;

                       (ii) as of the date of issuance, no order, judgment or decree of any court, arbitrator or governmental authority shall purport by its terms to enjoin or restrain the Issuing Bank from issuing the requested Facility Letter of Credit and no law, rule or regulation applicable to the Issuing Bank and no request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over the Issuing Bank shall prohibit or request that the Issuing Bank refrain from the issuance of Letters of Credit generally or the issuance of the requested Facility Letter or Credit in particular; and

                       (iii) there shall not exist any Default or Event of Default.

     Section III.4         Procedure for Issuance of Facility Letters of Credit.

          (a) Borrower shall give the Issuing Bank and the Administrative Agent at least three (3) Business Days' prior written notice of any requested issuance of a Facility Letter of Credit under this Agreement (a "Letter of Credit Request"), a copy of which shall be sent immediately to all Lenders (except that, in lieu of such written notice, the Borrower may give the Issuing Bank and the Administrative Agent telephonic notice of such request if confirmed in writing by delivery to the Issuing Bank and the Administrative Agent (i) immediately (A) of a telecopy of the written notice required hereunder which has been signed by an authorized officer, or (B) of a telex containing all information required to be contained in such written notice and (ii) promptly (but in no event later than the requested date of issuance) of the written notice required hereunder containing the original signature of an authorized officer); such notice shall be irrevocable and shall specify:

         (1) the stated amount of the Facility Letter of Credit requested (which stated amount shall not be less than $50,000);

         (2) the effective date (which day shall be a Business Day) of issuance of such requested Facility Letter of Credit (the "Issuance Date");

         (3) the date on which such requested Facility Letter of Credit is to expire;

         (4) the purpose for which such Facility Letter of Credit is to be issued;

         (5) the Person for whose benefit the requested Facility Letter of Credit is to be issued; and

         (6) any special language required to be included in the Facility Letter of Credit.

At the time such request is made, the Borrower shall also provide the Administrative Agent and the Issuing Bank with a copy of the form of the Facility Letter of Credit that the Borrower is requesting be issued. Such notice, to be effective, must be received by such Issuing Bank and the Administrative Agent not later than 2:00 p.m. (Chicago time) on the last Business Day on which notice can be given under this Section 3.4(a).

          (b) Subject to the terms and conditions of this Article III and provided that the applicable conditions set forth in Article V hereof have been satisfied, the Issuing Bank shall, on the Issuance Date, issue a Facility Letter of Credit on behalf of the Borrower in accordance with the Letter of Credit Request and the Issuing Bank's usual and customary business practices unless the Issuing Bank has actually received (i) written notice from the Borrower specifically revoking the Letter of Credit Request with respect to such Facility Letter of Credit, (ii) written notice from a Lender, which complies with the provisions of Section 3.6(a), or (iii) written or telephonic notice from the Administrative Agent stating that the issuance of such Facility Letter of Credit would violate Section 3.2.

          (c) The Issuing Bank shall give the Administrative Agent (who shall promptly notify Lenders) and the Borrower written or telex notice, or telephonic notice confirmed promptly thereafter in writing, of the issuance of a Facility Letter of Credit (the "Issuance Notice").

          (d) The Issuing Bank shall not extend or amend any Facility Letter of Credit unless the requirements of this Section 3.4 are met as though a new Facility Letter of Credit was being requested and issued.

     Section III.5         Reimbursement Obligations; Duties of Issuing Bank.

          (a) The Issuing Bank shall promptly notify the Borrower and the Administrative Agent (who shall promptly notify Lenders) of any draw under a Facility Letter of Credit. Any such draw shall not be deemed to be a default hereunder but shall constitute an Advance of the Facility in the amount of the Reimbursement Obligation with respect to such Facility Letter of Credit and shall bear interest from the date of the relevant drawing(s) under the pertinent Facility Letter of Credit at a rate selected by Borrower in accordance with
Section 2.11 hereof; provided that if a Monetary Default or an Event of Default exists at the time of any such drawing(s), then the Borrower shall reimburse the Issuing Bank for drawings under a Facility Letter of Credit issued by the Issuing Bank no later than the next succeeding Business Day after the payment by the Issuing Bank and until repaid such Reimbursement Obligation shall bear interest at the Default Rate.

          (b) Any action taken or omitted to be taken by the Issuing Bank under or in connection with any Facility Letter of Credit, if taken or omitted in the absence of willful misconduct or gross negligence, shall not put the Issuing Bank under any resulting liability to any Lender or, provided that such Issuing Bank has complied with the procedures specified in Section 3.4 and such Lender has not given a notice contemplated by Section 3.6(a) that continues in full force and effect, relieve that Lender of its obligations hereunder to the Issuing Bank. In determining whether to pay under any Facility Letter of Credit, the Issuing Bank shall have no obligation relative to the Lenders other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered in compliance, and that they appear to comply on their face, with the requirements of such Letter of Credit.

     Section III.6         Participation.

          (a) Immediately upon issuance by the Issuing Bank of any Facility Letter of Credit in accordance with the procedures set forth in Section 3.4, each Lender shall be deemed to have irrevocably and unconditionally purchased and received from the Issuing Bank, without recourse, representation or warranty, an undivided interest and participation equal to such Lender's Percentage in such Facility Letter of Credit (including, without limitation, all obligations of the Borrower with respect thereto) and all related rights hereunder and under the Guaranty and other Loan Documents; provided that a Letter of Credit issued by the Issuing Bank shall not be deemed to be a Facility Letter of Credit for purposes of this Section 3.6 if the Issuing Bank shall have received written notice from any Lender on or before the Business Day prior to the date of its issuance of such Letter of Credit that one or more of the conditions contained in Section 5.2 is not then satisfied, and in the event the Issuing Bank receives such a notice it shall have no further obligation to issue any Facility Letter of Credit until such notice is withdrawn by that Lender or the Issuing Bank receives a notice from the Administrative Agent that such condition has been effectively waived in accordance with the provisions of this Agreement. Each Lender's obligation to make further Loans to Borrower (other than any payments such Lender is required to make under subparagraph (b) below) or to purchase an interest from the Issuing Bank in any subsequent letters of credit issued by the Issuing Bank on behalf of Borrower shall be reduced by such Lender's Percentage of the undrawn portion of each Facility Letter of Credit outstanding.

          (b) In the event that the Issuing Bank makes any payment under any Facility Letter of Credit and the Borrower shall not have repaid such amount to the Issuing Bank pursuant to Section 3.7 hereof, the Issuing Bank shall promptly notify the Administrative Agent, which shall promptly notify each Lender of such failure, and each Lender shall promptly and unconditionally pay to the Administrative Agent for the account of the Issuing Bank the amount of such Lender's Percentage of the unreimbursed amount of such payment, and the Administrative Agent shall promptly pay such amount to the Issuing Bank. Lender's payments of its Percentage of such Reimbursement Obligation as aforesaid shall be deemed to be a Loan by such Lender and shall constitute outstanding principal under such Lender's Note. The failure of any Lender to make available to the Administrative Agent for the account of the Issuing Bank its Percentage of the unreimbursed amount of any such payment shall not relieve any other Lender of its obligation hereunder to make available to the Administrative Agent for the account of such Issuing Bank its Percentage of the unreimbursed amount of any payment on the date such payment is to be made, but no Lender shall be responsible for the failure of any other Lender to make available to the Administrative Agent its Percentage of the unreimbursed amount of any payment on the date such payment is to be made. Any Lender which fails to make any payment required pursuant to this Section 3.6(b) shall be deemed to be a Defaulting Lender hereunder.

          (c) Whenever the Issuing Bank receives a payment on account of a Reimbursement Obligation, including any interest thereon, the Issuing Bank shall promptly pay to the Administrative Agent and the Administrative Agent shall promptly pay to each Lender which has funded its participating interest therein, in immediately available funds, an amount equal to such Lender's Percentage thereof.

          (d) Upon the request of the Administrative Agent or any Lender, the Issuing Bank shall furnish to such Administrative Agent or Lender copies of any Facility Letter of Credit to which the Issuing Bank is party and such other documentation as may reasonably be requested by the Administrative Agent or Lender.

          (e) The obligations of a Lender to make payments to the Administrative Agent for the account of the Issuing Bank with respect to a Facility Letter of Credit shall be absolute, unconditional and irrevocable, not subject to any counterclaim, set-off, qualification or exception whatsoever other than a failure of any such Issuing Bank to comply with the terms of this Agreement relating to the issuance of such Facility Letter of Credit, and such payments shall be made in accordance with the terms and conditions of this Agreement under all circumstances.

     Section III.7         Payment of Reimbursement Obligations.

          (a) The Borrower agrees to pay to the Administrative Agent for the account of the Issuing Bank the amount of all Advances for Reimbursement Obligations, interest and other amounts payable to the Issuing Bank under or in connection with any Facility Letter of Credit when due, irrespective of any claim, set-off, defense or other right which the Borrower may have at any time against any Issuing Bank or any other Person, under all circumstances, including without limitation any of the following circumstances:


                       (i) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

                       (ii) the existence of any claim, setoff, defense or other
                  right which the Borrower may have at any time against a beneficiary named in a Facility Letter of Credit or any transferee of any Facility Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, the Issuing Bank, any Lender, or any other Person, whether in connection with this Agreement, any Facility Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between the Borrower and the beneficiary named in any Facility Letter of Credit);

                       (iii) any draft, certificate or any other document presented under the Facility Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect of any statement therein being untrue or inaccurate in any respect;

                       (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents; or

                       (v)    the occurrence of any Default or Event of Default.

          (b) In the event any payment by the Borrower received by the Issuing Bank or the Administrative Agent with respect to a Facility Letter of Credit and distributed by the Administrative Agent to the Lenders on account of their participations is thereafter set aside, avoided or recovered from the Administrative Agent or Issuing Bank in connection with any receivership, liquidation, reorganization or bankruptcy proceeding, each Lender which received such distribution shall, upon demand by the Administrative Agent, contribute such Lender's Percentage of the amount set aside, avoided or recovered together with interest at the rate required to be paid by the Issuing Bank or the Administrative Agent upon the amount required to be repaid by the Issuing Bank or the Administrative Agent.

     Section III.8         Compensation for Facility Letters of Credit.

       (a) The Borrower shall pay to the Administrative Agent, for the ratable account of the Lenders (including the Issuing Bank), based upon the Lenders' respective Percentages, a per annum fee (the "Facility Letter of Credit Fee") as a percentage of the face amount of each Facility Letter of Credit equal to the LIBOR Applicable Margin in effect from time to time while such Facility Letter of Credit is outstanding. The Facility Letter of Credit Fee relating to any Facility Letter of Credit shall be due and payable in arrears in equal installments on the first Business Day of each month following the issuance of such Facility Letter of Credit and, to the extent any such fees are then due and unpaid, on the Maturity Date or any other earlier date that the Obligations are due and payable in full. The Administrative Agent shall promptly remit such Facility Letter of Credit Fees, when paid, to the other Lenders in accordance with their Percentages thereof. The Borrower shall not have any liability to any Lender for the failure of the Administrative Agent to promptly deliver funds to any such Lender and shall be deemed to have made all such payments on the date the respective payment is made by the Borrower to the Administrative Agent, provided such payment is received by the time specified in Section 2.12 hereof.

          (b) The Issuing Bank also shall have the right to receive solely for its own account an issuance fee of one-eighth of one percent (0.125%) of the face amount of each Facility Letter of Credit, payable by the Borrower on the Issuance Date for each such Facility Letter of Credit. The Issuing Bank shall also be entitled to receive its reasonable out-of-pocket costs and the Issuing Bank's standard charges of issuing, amending and servicing Facility Letters of Credit and processing draws thereunder.

     Section III.9 Letter of Credit Collateral Account. The Borrower hereby agrees that it will, until the Maturity Date, maintain a special collateral account (the "Letter of Credit Collateral Account") at the Administrative Agent's office at the address specified pursuant to Article XV, in the name of the Borrower but under the sole dominion and control of the Administrative Agent, for the benefit of the Lenders, and in which the Borrower shall have no interest other than as set forth in Section 11.1. The Letter of Credit Collateral Account shall hold the deposits the Borrower is required to make after an Event of Default on account of any outstanding Facility Letters of Credit as described in Section 11.1. In addition to the foregoing, the Borrower hereby grants to the Administrative Agent, for the benefit of the Lenders, a security interest in and to the Letter of Credit Collateral Account and any funds that may hereafter be on deposit in such account, including income earned thereon. The Lenders acknowledge and agree that the Borrower has no obligation to fund the Letter of Credit Collateral Account unless and until so required under Section 11.1 hereof.

                                   Article IV.

                             CHANGE IN CIRCUMSTANCES

     Section IV.1 Yield Protection. If the adoption of or change in any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any interpretation thereof, or the compliance of any Lender therewith,

                       (i) subjects any Lender or any applicable Lending Installation to any tax, duty, charge or withholding on or from payments due from Borrower (excluding federal and state taxation of the overall net income of any Lender or applicable Lending Installation), or changes the basis of such taxation of payments to any Lender in respect of its Advances, its interest in the Facility Letters of Credit or other amounts due it hereunder, or

                       (ii) imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation (other than reserves and assessments taken into account in determining the interest rate applicable to LIBOR Advances), or

                       (iii) imposes any other  condition,  and the result is to
                  increase the cost of any Lender or any applicable Lending Installation of making, funding or maintaining the Loans or reduces any amount receivable by any Lender or any applicable Lending Installation in connection with the Loans, or requires any Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of the Loans held, Letters of Credit issued or participated in or interest received by it, by an amount deemed material by such Lender, then, within fifteen (15) days of demand by such Lender, Borrower shall pay such Lender that portion of such increased expense incurred or reduction in an amount received which such Lender determines is attributable to making, funding and maintaining its Advances and its Commitment.

     Section IV.2 Changes in Capital Adequacy Regulations. If a Lender determines the amount of capital required or expected to be maintained by such Lender, any Lending Installation of such Lender or any corporate entity controlling such Lender with respect to this Facility is increased as a result of a Change (as defined below), then, within fifteen (15) days of demand by such Lender, Borrower shall pay such Lender the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender determines is attributable to this Agreement, its Advances, its interest in the Facility Letters of Credit, or its obligation to make Advances hereunder or participate in or issue Facility Letters of Credit hereunder (after taking into account such Lender's policies as to capital adequacy). "Change" means (i) any change after the date of this Agreement in the Risk-Based Capital Guidelines (as defined below) or (ii) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement which affects the amount of capital required or expected to be maintained by any Lender or any Lending Installation or any corporation controlling any Lender. "Risk-Based Capital Guidelines" means
(i) the risk-based capital guidelines in effect in the United States on the date of this Agreement, including transition rules, and (ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices Entitled "International Convergence of Capital Measurements and Capital Standards", including transition rules, and any amendments to such regulations adopted prior to the date of this Agreement.

     Section IV.3 Availability of LIBOR Advances. If any Lender determines that maintenance of any of its LIBOR Loans at a suitable Lending Installation would violate any applicable law, rule, regulation or directive of any Governmental Authority having jurisdiction, the Administrative Agent shall suspend by written notice to Borrower the availability of LIBOR Advances from such Lender and require any LIBOR Advances to be converted to Adjusted Alternate Base Rate Advances, or if the Required Lenders determine that (i) deposits of a type or maturity appropriate to match fund LIBOR Advances are not available, the Administrative Agent shall suspend by written notice to Borrower the availability of LIBOR Advances with respect to any LIBOR Advances made after the date of any such determination, or (ii) an interest rate applicable to a LIBOR Advance does not accurately reflect the cost of making a LIBOR Advance, and, if for any reason whatsoever the provisions of Section 4.1 are inapplicable, the Administrative Agent shall suspend by written notice to Borrower the availability of LIBOR Advances with respect to any LIBOR Advances made after the date of any such determination.

     Section IV.4 Funding Indemnification. If any payment to Lenders of a ratable LIBOR Advance occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, or a ratable LIBOR Advance is not made on the date specified by Borrower for any reason other than default by one or more of the Lenders, Borrower will indemnify each Lender for any loss or cost incurred by such Lender resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain the ratable LIBOR Advance.

     Section IV.5 Lender Statements; Survival of Indemnity. To the extent reasonably possible, each Lender shall designate an alternate Lending Installation with respect to its LIBOR Advances to reduce any liability of
Borrower  to  such  Lender   under   Sections  4.1  and  4.2  or  to  avoid  the
unavailability of a LIBOR Advance, so long as such designation is not disadvantageous to such Lender. Each Lender shall deliver a written statement of such Lender as to the amount due, if any, under Sections 4.1, 4.2 or 4.4 hereof. Such written statement shall set forth in reasonable detail the calculations upon which such Lender determined such amount and shall be final, conclusive and binding on Borrower in the absence of manifest error. Determination of amounts payable under such Sections in connection with a LIBOR Advance shall be calculated as though each Lender funded its LIBOR Advance through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Adjusted LIBOR Rate applicable to such Advance, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement shall be payable within ten (10) days after receipt by Borrower of the written statement. The obligations of Borrower under Sections 4.1, 4.2 and 4.4 hereof shall survive payment of the Obligations and termination of this Agreement. Without in any way affecting the Borrower's obligation to pay compensation actually claimed by a Lender under this Article IV or the restrictions on the availability of LIBOR Advances under Section 4.3, the Borrower shall have the right to replace any Lender which has demanded such compensation or restricted such availability provided that Borrower notifies such Lender that it has elected to replace such Lender and notifies such Lender and the Administrative Agent of the identity of the proposed replacement Lender not more than six (6) months after the date of such Lender's most recent demand for compensation under this Article IV or most recent determination under
Section 4.3. The Lender being replaced shall assign its Percentage of the Aggregate Commitment and its rights and obligations under this Facility to the replacement Lender in accordance with the requirements of Section 13.3 hereof and the replacement Lender shall assume such Percentage of the Aggregate Commitment and the related obligations under this Facility prior to the Maturity Date to be extended, all pursuant to an assignment agreement substantially in the form of Exhibit K hereto. The purchase by the replacement Lender shall be at par (plus all accrued and unpaid interest and any other sums owed to such Lender being replaced hereunder) which shall be paid to the Lender being replaced upon the execution and delivery of the assignment.

                                   Article V.

                              CONDITIONS PRECEDENT

     Section V.1 Conditions Precedent to Closing. The Lenders shall not be required to make the initial Advance hereunder, nor shall the Issuing Bank be required to issue the initial Facility Letter of Credit hereunder, unless (i) the Borrower shall have paid all fees then due and payable to the Lenders, and the Administrative Agent hereunder, (ii) all of the conditions set forth in
Section 5.2 are satisfied, and (iii) the Borrower shall have furnished to the Administrative Agent, in form and substance satisfactory to the Administrative Agent and their counsel and with sufficient copies for the Lenders, the following:

          (a) Certificates of Limited Partnership/Incorporation. A copy of the Certificate of Limited Partnership for each entity comprising the Borrower and a copy of the articles of incorporation of Equity Inns and the trust documents of Equity Inns Trust, each certified by the appropriate Secretary of State or equivalent state official.

          (b) Agreements of Limited Partnership/Bylaws. A copy of the Agreement of Limited Partnership for each entity comprising the Borrower and a copy of the bylaws of each of the Guarantors, including all amendments thereto, each certified by the Secretary or an Assistant Secretary of such entity as being in full force and effect on the Agreement Effective Date.

          (c) Good Standing and Foreign Qualification Certificates. A certified copy of a certificate from the Secretary of State or equivalent state official of the states where each entity comprising the Borrower and the Guarantors are organized, dated as of the most recent practicable date, showing the good standing or partnership qualification (if issued) of (i) each entity comprising Borrower, and (ii) the Guarantors, and a certified copy of a certificate from the Secretary of State or equivalent state official of the states where the Initial Collateral Pool Assets are located, dated as of the most recent practicable date, showing the qualification to transact business in said states by the entities which own such Initial Collateral Pool Assets.

          (d) Resolutions. A copy of a resolution or resolutions and adopted by the Board of Directors of the general partner of each entity comprising the Borrower, certified by the Secretary or an Assistant Secretary thereof as being in full force and effect on the Agreement Effective Date, authorizing the Advances provided for herein and the execution, delivery and performance of the Loan Documents by such general partner to be executed and delivered by it hereunder on behalf of itself and Borrower, together with a similar resolution for each of the Guarantors.

          (e) Incumbency Certificate. A certificate, signed by the Secretary or an Assistant Secretary of the general partner of each entity comprising the Borrower and dated the Agreement Effective Date, as to the incumbency, and containing the specimen signature or signatures, of the Persons authorized to execute and deliver the Loan Documents to be executed and delivered by it and Borrower hereunder, together with a similar resolution for each of the Guarantors.

          (f) Loan Documents. Originals of the Loan Documents (in such quantities as the Lenders may reasonably request), including Mortgages and Assignments of Leases for all Initial Collateral Pool Assets, duly executed by authorized officers of the appropriate entity.

          (g) Opinion of Tennessee Counsel. A written opinion, from Tennessee outside counsel for the Borrower and the Guarantors which counsel is reasonably satisfactory to Administrative Agent, substantially in the form attached hereto as Exhibit E.

          (h) Opinion of Illinois Counsel. A written opinion, from Illinois outside counsel for the Borrower and the Guarantors which counsel is reasonably satisfactory to Administrative Agent, substantially in the form attached hereto as Exhibit F.

          (i) Opinion of Local Counsel. A written opinion from counsel in the state where a Collateral Pool Asset is located, which counsel is reasonably satisfactory to Administrative Agent, with respect to the Security Documents for such Collateral Pool Asset substantially in the form of Exhibit G.

          (j) Existing Facility. Evidence that the loan from General Electric Capital Corporation ("GECC Loan") has closed and proceeds of at least $100,000,000 have been disbursed to or for the benefit of Borrower, and all obligations of the Borrower to the lenders under the Existing Agreement and under the facilities which Borrower has with Credit Lyonnais and National Bank of Commerce have been paid, or will be paid from the initial Advance hereunder, and such other evidence of termination of all such agreements as is reasonably required by the Administrative Agent.

          (k)     Financial and Related Information.  The following information:

                       (i) A  certificate,  signed by an officer of the  general
                  partners of each entity comprising the Borrower, stating that on the Agreement Effective Date no Default or Event of Default has occurred and is continuing and that all representations and warranties of the Borrower contained herein are true and correct in all material respects as of the Agreement Effective Date as and to the extent set forth herein;

                       (ii) The most recent financial statements of the Consolidated Group and a certificate from a Qualified Officer of Equity Inns that no change in the Consolidated Group's financial condition that would have a Material Adverse Effect has occurred since June 30, 2000;

                       (iii) A compliance certificate in the form attached hereto as Exhibit I calculating the applicable status of Borrower's financial covenants hereunder as of the Agreement Effective Date;

                       (iv) Written money transfer instructions, in substantially the form of Exhibit H hereto, addressed to the Administrative Agent and signed by a Qualified Officer, together with such other related money transfer authorizations as the Administrative Agent may have reasonably requested; and

          (l) Other Evidence as any Lender May Require. Such other evidence as any Lender may reasonably request to establish the compliance with the financial covenants under this Agreement, the consummation of the transactions contemplated hereby, the taking of all necessary actions in any proceedings in connection herewith and compliance with the other conditions set forth in this Agreement.

          (m) Actions to Perfect Liens. The Administrative Agent shall have received evidence in form and substance satisfactory to it that all filings, recordings, registrations and other actions, including, without limitation the recording of all Mortgages and Assignments of Leases on all Properties to be included in the Initial Collateral Pool and the filing of all UCC-1 financing statements, necessary or, in the opinion of the Administrative Agent, desirable to perfect the Liens created by the Security Documents shall have been completed.

          (n) Surveys. The Administrative Agent shall have received a survey for each Property in the Initial Collateral Pool hereunder either (i) certified to the Administrative Agent or (ii) recertified to the Administrative Agent, together with a certificate of the Borrower that no material changes in the location or configuration of the improvements on the Properties subject to the Mortgages have occurred since the date of the initial survey, and which is in all other respects reasonably satisfactory to the Administrative Agent.

          (o) Title Insurance Policy. The Administrative Agent shall have received in respect of each Initial Collateral Pool Asset hereunder a title policy (or policies) showing no exceptions to title other than those permitted under the Mortgages and Assignments of Leases, except such as may be approved by the Administrative Agent, naming the Administrative Agent for the benefit of the Lenders as the insured under such policy and containing such "tie-in", revolving credit and other endorsements as may be available in the applicable jurisdiction and as the Administrative Agent may require. The Administrative Agent shall have received evidence satisfactory to it that all premiums in respect of any endorsements, and all charges for mortgage recording tax, if any, have been paid.

          (p) Flood Insurance. If any portion of any Property in the Initial Collateral Pool is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, the Administrative Agent shall have received (i) a policy of flood insurance which
(A) covers any parcel of improved real property which is encumbered by any Mortgage (B) is written in an amount not less than the outstanding principal amount of the indebtedness secured by such Mortgage which is reasonably allocable to such real property or the maximum limit of coverage made available with respect to the particular type of property under the Act, whichever is less, and (C) has a term ending not later than the maturity of the indebtedness secured by such Mortgage and (ii) confirmation that the Borrower has received the notice required pursuant to Section 208(e)(3) of Regulation H of the Board of Governors of the Federal Reserve System. To the extent any Property included in the Initial Collateral Pool is not located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other agency, the certification of the survey of such Property to be delivered pursuant to clause (m) above shall include confirmation of such fact.

          (q) Copies of Documents. The Administrative Agent shall have received a copy of all recorded documents with respect to the Initial Collateral Pool Assets referred to, or listed as exceptions to title in, the title policy or policies referred to in Section 4.1(n) and a copy, certified by such parties as the Administrative Agent may deem appropriate, of all other documents affecting the Properties covered by each Mortgage, including without limitation copies of any ground leases on any of such Properties.

          (r) Lien Searches. The Administrative Agent shall have received the results of a recent search by a Person satisfactory to the Administrative Agent, of the Uniform Commercial Code, judgement and tax lien filings which may have been filed with respect to personal property of the Borrower, any other Loan Party and the results of such search shall be satisfactory to the Administrative Agent.

          (s) Insurance. The Administrative Agent shall have received evidence in form and substance satisfactory to it that all of the requirements of Section 3 of each of the Mortgages shall have been satisfied.

          (t) Borrowing Notice. The Administrative Agent shall have received a Borrowing Notice in accordance with Section 2.11 hereunder.

          (u) Appraisals. The Administrative Agent shall have received current Appraisals which shall indicate the Collateral Pool Asset Value for each of the Initial Collateral Pool Assets.

          (v) Environmental Report/Certification. The Administrative Agent shall have received, at the Borrower's expense, a detailed report and certification (or updated report and recertification) for each Property in the Initial Collateral Pool prepared by a consultant acceptable to Administrative Agent, which shall include, inter alia, a certification that such consultant has obtained and examined the list of prior owners and tenants, and has made an on-site physical examination of the relevant Property and improvements thereon, and a visual observation of the surrounding areas, and disclosing the extent of past or present Materials of Environmental Concern activities or the presence of Materials of Environmental Concern.

          (w) Leases and Estoppels. The Administrative Agent shall have received (i) in the case of all Initial Collateral Pool Assets which are subject to a ground lease, estoppel letters from the ground lessor thereunder in form and substance satisfactory to the Administrative Agent, and (ii) in the case of all Permitted Operating Leases and tenants thereunder, (A) tenant estoppel certificates in form and substance acceptable to the Administrative Agent, and
(B) upon request of the Administrative Agent and to the extent in the possession of the Borrower, the Guarantors, the Management Company or the Owner of the relevant Property, current, certified financial statements of the tenant and of any guarantor of its obligations.

          (x) Subordination of Permitted Operating Leases. The Administrative Agent shall have received fully executed copies of all Permitted Operating Leases affecting the Initial Collateral Pool Assets and shall have, on behalf of the Lenders, entered into subordination agreements with the tenants thereunder substantially in the form attached hereto as Exhibit Q-1 and made a part hereof reasonably satisfactory to the Administrative Agent in form and substance regarding the subordination of the Permitted Operating Leases relating to the Initial Collateral Pool Assets.

     Section V.2 Conditions Precedent to Subsequent Advances and Issuance. Advances after the initial Advance and issuances of Facility Letters of Credit shall be made from time to time as requested by Borrower, and the obligation of each Lender to make any Advance (including Swingline Loans) and of the Issuing Bank to issue Facility Letters of Credit is subject to the following terms and conditions:

          (a) prior to each such Advance or issuance no Default or Event of Default shall have occurred and be continuing under this Agreement or any of the Loan Documents and, if required by Administrative Agent, Borrower shall deliver a certificate of Borrower to such effect;

          (b) The representations and warranties contained in Article VI and VII are true and correct as of such borrowing date, Issuance Date, or date of conversion and/or continuation as and to the extent set forth therein, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date; and

          (c) The following conditions of Section 5.1 shall have been and remain satisfied as of the date of the advance: (k)(i), (k)(iii) and (k)(iv).

         Subject to the last grammatical paragraphs of Article VI and VII hereof, each Borrowing Notice, Letter of Credit Request, and Conversion/Continuation Notice shall constitute a representation and warranty by the Borrower that the conditions contained in Sections 5.2(a) and (b) have been satisfied.

                                   Article VI.

                         REPRESENTATIONS AND WARRANTIES

         Each of the entities comprising the Borrower hereby represents and warrants that:

     Section VI.1 Existence. Operating Partnership is a limited partnership duly organized and existing under the laws of the State of Tennessee, with its principal place of business in the State of Tennessee and EIP/WV is a limited partnership duly organized and existing under the laws of the State of Tennessee, with its principal place of business in the State of Tennessee and each of the Operating Partnership and EIP/WV is duly qualified as a foreign limited partnership, properly licensed (if required), in good standing and has all requisite authority to conduct its business in each jurisdiction in which it owns Properties and, except where the failure to be so qualified or to obtain such authority would not have a Material Adverse Effect, in each other jurisdiction in which its business is conducted. Each of the Subsidiaries of the entities comprising the Borrower is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite authority to conduct its business in each jurisdiction in which it owns Property, and except where the failure to be so qualified or to obtain such authority would not have a Material Adverse Effect, in each other jurisdiction in which it conducts business.

     Section VI.2 Corporate/Partnership Powers. The execution, delivery and performance of the Loan Documents required to be delivered by Borrower hereunder are within the partnership authority of such entities and the corporate or trust powers of the general partners of such entities, have been duly authorized by all requisite action, and are not in conflict with the terms of any organizational instruments of such entity, or any instrument or agreement to which either of the entities comprising the Borrower is a party or by which either of the entities comprising the Borrower or any of their respective assets may be bound or affected.

     Section VI.3 Power of Officers. The officers of the general partner of each of the entities comprising the Borrower executing the Loan Documents required to be delivered by such entities hereunder have been duly elected or appointed and were fully authorized to execute the same at the time each such agreement, certificate or instrument was executed.

     Section VI.4 Government and Other Approvals. No approval, consent, exemption or other action by, or notice to or filing with, any governmental authority is necessary in connection with the execution, delivery or performance of the Loan Documents required hereunder.

     Section VI.5          Solvency.

                       (i) Immediately after the Agreement Effective Date and immediately following the making of each Loan and after giving effect to the application of the proceeds of such Loans, (a) the fair value of the assets of each entity comprising the Borrower and its Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, subordinated, contingent or otherwise, of the such entity and its Subsidiaries on a consolidated basis; (b) the present fair saleable value of the Properties of each entity comprising the Borrower and its Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of such entity and its Subsidiaries on a consolidated basis on their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) each entity comprising the Borrower and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) each entity comprising the Borrower and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted after the date hereof.

                       (ii) Neither of the entities comprising the Borrower intends to, or to permit any of its Subsidiaries to, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it or any such Subsidiary and the timing of the amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Subsidiary.

     Section VI.6 Compliance With Laws. There is no judgment, decree or order or any law, rule or regulation of any court or governmental authority binding on the entities comprising the Borrower or any of their Subsidiaries which would be contravened by the execution, delivery or performance of the Loan Documents required hereunder.

     Section VI.7 Enforceability of Agreement. This Agreement is the legal, valid and binding agreement of each of the entities comprising the Borrower, and the Notes when executed and delivered will be the legal, valid and binding obligations of such entities, enforceable against such entities in accordance with their respective terms, and the Loan Documents required hereunder, when executed and delivered, will be similarly legal, valid, binding and enforceable except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors generally.

     Section VI.8 Title to Property. To the best of Borrower's knowledge after due inquiry, the Consolidated Group and the Investment Affiliates have good and marketable title to their Properties and assets reflected in the financial statements as owned by them free and clear of Liens except for the Permitted Liens. The execution, delivery or performance of the Loan Documents required to be delivered by the Borrower hereunder will not result in the creation of any Lien on the Properties. No consent to the transactions contemplated hereunder is required from any ground lessor or mortgagee or beneficiary under a deed of trust or any other party except as has been delivered to the Lenders.

     Section VI.9 Litigation. There are no suits, arbitrations, claims, disputes or other proceedings (including, without limitation, any civil, criminal, administrative or environmental proceedings), pending or, to the best of Borrower's knowledge, threatened against or affecting the Borrower or any of their Properties, the adverse determination of which individually or in the aggregate would have a Material Adverse Effect on the Borrower and/or any of their Properties and/or would cause a Material Adverse Financial Change of Borrower or materially impair the Borrower's ability to perform its obligations hereunder or under any instrument or agreement required hereunder, except as disclosed on Schedule 6.9 hereto, or otherwise disclosed to Lenders in accordance with the terms hereof.

     Section VI.10 Events of Default. No Default or Event of Default has occurred and is continuing or would result from the incurring of obligations by the Borrower under any of the Loan Documents or any other document to which Borrower is a party.

     Section VI.11 Investment Company Act of 1940. Borrower is not and will by such acts as may be necessary continue not to be, an investment company within the meaning of the Investment Company Act of 1940.

     Section VI.12 Public Utility Holding Company Act. The Borrower is not a "holding company" or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company," or of a "subsidiary company" of a "holding company," within the definitions of the Public Utility Holding Company Act of 1935, as amended.

     Section VI.13 Regulation U. The proceeds of the Advances will not be used, directly or indirectly, to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.

     Section VI.14 No Material Adverse Financial Change. To the best knowledge of Borrower, there has been no Material Adverse Financial Change in the condition of Borrower since the date of the financial and/or operating statements most recently submitted to the Lenders.

     Section VI.15 Financial Information. All financial statements furnished to the Lenders by or at the direction of the Borrower and all other financial information and data furnished by the Borrower to the Lenders are complete and correct in all material respects as of the date thereof, and such financial statements have been prepared in accordance with GAAP and fairly present the consolidated financial condition and results of operations of the Borrower as of such date. The Borrower has no contingent obligations, liabilities for taxes or other outstanding financial obligations which are material in the aggregate, except as disclosed in such statements, information and data.

     Section VI.16         [Intentionally Omitted].

     Section VI.17 ERISA. (i) Borrower is not an entity deemed to hold "plan assets" within the meaning of ERISA or any regulations promulgated thereunder of an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan within the meaning of Section 4975 of the Code, and (ii) the execution of this Agreement and the transactions contemplated hereunder do not give rise to a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code.

     Section VI.18 Taxes. All required tax returns have been filed by Borrower with the appropriate authorities except to the extent that extensions of time to file have been requested, granted and have not expired or except to the extent such taxes are being contested in good faith and for which adequate reserves, in accordance with GAAP, are being maintained.

     Section VI.19 Environmental Matters. Except as disclosed in Schedule 6.19, each of the following representations and warranties is true and correct in all material respects except to the extent that the facts and circumstances giving rise to any such failure to be so true and correct, in the aggregate, could not reasonably be expected to have a Material Adverse Effect:

                       (i) To the knowledge of the Borrower,  the  Properties of
                  Borrower, its Subsidiaries, and Investment Affiliates do not contain any Materials of Environmental Concern in amounts or concentrations which constitute a violation of, or could reasonably give rise to liability under, Environmental Laws.

                       (ii) Borrower has not received any written notice alleging that any or all of the Properties of Borrower and its Subsidiaries and Investment Affiliates and all operations at the Properties are not in compliance with all applicable Environmental Laws. Further, Borrower has not received any written notice alleging the existence of any contamination at or under such Properties in amounts or concentrations which constitute a violation of any Environmental Law, or any violation of any Environmental Law with respect to such Properties for which Borrower, its Subsidiaries or Investment Affiliates is or could be liable.

                       (iii) Neither Borrower nor any of its Subsidiaries or Investment Affiliates has received any written notice of non-compliance, liability or potential liability regarding Environmental Laws with regard to any of the Properties, nor does it have knowledge that any such notice will be received or is being threatened.

                       (iv) To the knowledge of Borrower during the ownership of
                  the Properties by any or all of Borrower, its Subsidiaries and Investment Affiliates, Materials of Environmental Concern have not been transported or disposed of from the Properties of Borrower and its Subsidiaries and Investment Affiliates in violation of, or in a manner or to a location which could reasonably give rise to liability of Borrower, any Subsidiary, or any Investment Affiliate under, Environmental Laws, nor during the ownership of the Properties by any or all of Borrower, its Subsidiaries and Investment
                  Affiliates have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of such Properties in violation of, or in a manner that could give rise to liability of Borrower, any Subsidiary or any Investment Affiliate under, any applicable Environmental Laws.

                       (v) No judicial proceedings or governmental or administrative action is pending, or, to the knowledge of Borrower, threatened, under any Environmental Law to which Borrower, any of its Subsidiaries, or any Investment Affiliate, is named as a party with respect to the Properties of such entity, nor are there any consent decrees or other decrees, consent orders, administrative order or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to such Properties for which Borrower, its Subsidiaries, or any Investment Affiliate is or could be liable.

                       (vi) To the knowledge of Borrower during the ownership of
                  the Properties by any or all of Borrower, its Subsidiaries and Investment Affiliates, there has been no release or threat of release of Materials of Environmental Concern at or from the Properties of Borrower and its Subsidiaries and Investment Affiliates, or arising from or related to the operations of such entity in connection with the Properties in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws.

     Section VI.20 Insurance. Borrower has obtained or cause to be obtained the insurance which Borrower is required to furnish to Lenders under Section 3 of each of the Mortgages.

     Section VI.21 No Brokers. Borrower has dealt with no brokers in connection with this Facility, and no brokerage fees or commissions are payable by or to any Person in connection with this Agreement or the Advances. Lenders shall not be responsible for the payment of any fees or commissions to any broker and Borrower shall indemnify, defend and hold Lenders harmless from and against any claims, liabilities, obligations, damages, costs and expenses (including reasonable attorneys' fees and disbursements) made against or incurred by Lenders as a result of claims made or actions instituted by any broker or Person claiming by, through or under Borrower in connection with the Facility.

     Section VI.22 No Violation of Usury Laws. No aspect of any of the transactions contemplated herein violate or will violate any usury laws or laws regarding the validity of agreements to pay interest in effect on the date hereof.

     Section VI.23 Not a Foreign Person. Borrower is not a "foreign person" within the meaning of Section 1445 or 7701 of the Internal Revenue Code.

     Section VI.24         No Trade Name.  Except as otherwise set forth on
Schedule 6.24 attached hereto, Borrower does not use any trade name and has not and does not do business under any name other than their actual names set forth herein. The principal place of business of Borrower is as stated in the recitals hereto.

     Section VI.25 Subsidiaries. Schedule 6.25 hereto contains an accurate list of all of the presently existing Subsidiaries of Borrower, setting forth their respective jurisdictions of formation, the percentage of their respective Capital Stock owned by it or its Subsidiaries and the Properties owned by them. All of the issued and outstanding shares of Capital Stock of such Subsidiaries have been duly authorized and issued and are fully paid and non-assessable.

     Section VI.26 Security Interests. At all times after execution and delivery of the Security Documents by the Loan Parties thereto and completion of the filings and recordings listed on Schedule 3, the security interests created for the benefit of the Administrative Agent and the Lenders pursuant to the Security Documents will constitute valid, perfected security interests in the collateral subject thereto, subject to no other Liens whatsoever except for Permitted Liens.

     Section VI.27         Collateral Pool Assets.

          (a) Each of the representations and warranties made by each Loan Party in its Security Documents with respect to any Collateral Pool Asset is true and correct in all material respects.

          (b) No Collateral Pool Asset is located in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended, or any successor law, or, if located within any such area, Borrower has obtained and will maintain the insurance prescribed in Section 5.1(p) hereof.

          (c) To the Borrower's knowledge, except as shown on Schedule 6.19, each Collateral Pool Asset and the present use and occupancy thereof are in material compliance with all applicable zoning ordinances (without reliance upon adjoining or other properties), building codes, land use and Environmental Laws, and other similar laws ("Applicable Laws").

          (d) Each Collateral Pool Asset is served by all utilities required for the current or contemplated use thereof. All utility service is provided by public utilities and each Collateral Pool Asset has accepted or is equipped to accept such utility service.

          (e) All public roads and streets necessary for service of and access to each Collateral Pool Asset for the current or contemplated use thereof have been completed, are serviceable and all-weather and are physically and legally open for use by the public.

          (f) Each Collateral Pool Asset is served by public water and sewer systems or, if a Collateral Pool Asset is not serviced by a public water and sewer system, the alternate systems are adequate and meet, in all material respects, all requirements and regulations of, and otherwise comply in all material respects with, all Applicable Laws with respect to such alternate systems.

          (g) Borrower is not aware of any latent or patent structural or other significant deficiency of any Collateral Pool Asset. Each Collateral Pool Asset is free of damage and waste that would materially and adversely affect the value of such Collateral Pool Asset, is in good repair and there is no deferred maintenance other than ordinary wear and tear. Each Collateral Pool Asset is free from damage caused by fire or other casualty. There is no pending or, to the actual knowledge of Borrower, threatened condemnation proceedings affecting any Collateral Pool Asset, or any material part thereof.

          (h) To Borrower's knowledge, all liquid and solid waste disposal, septic and sewer systems located on each and every Collateral Pool Asset are in a good and safe condition and repair and to Borrower's knowledge, in material compliance with all Applicable Laws with respect to such systems.

          (i) All improvements on each Collateral Pool Asset lie within the boundaries and building restrictions of the legal description of record of such Collateral Pool Asset, no improvements encroach upon easements benefiting any Collateral Pool Asset other than encroachments that do not materially adversely affect the use or occupancy of a Collateral Pool Asset and no improvements on adjoining properties encroach upon any Collateral Pool Asset or easements benefiting any Collateral Pool Asset other than encroachments that do not materially adversely affect the use or occupancy of a Collateral Pool Asset. All amenities, access routes or other items that materially benefit each Collateral Pool Asset are under direct control of Borrower, constitute permanent easements that benefit all or part of such Collateral Pool Asset or are public property, and each Collateral Pool Asset, by virtue of such easements or otherwise, is contiguous to a physically open, dedicated all weather public street, and has the necessary permits for ingress and egress.

          (j) There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, or other outstanding charges affecting any Collateral Pool Asset except to the extent such items are being contested in good faith and as to which adequate reserves have been provided.

          (k) Each Collateral Pool Asset conforms to all requirements for an Eligible Property except that certain Initial Collateral Pool Assets may not satisfy condition (x) of the conditions for being an Eligible Property.

         A breach of any of the representations and warranties contained in this
Section 6.27 with respect to a Property shall disqualify such Property from being a Collateral Pool Asset for so long as such breach continues (unless otherwise approved by the Required Lenders) but shall not constitute a Default (unless the elimination of such Property as a Collateral Pool Asset results in a Default under one of the other provisions of this Agreement).

Borrower  agrees that all of its  representations  and  warranties  set forth in
Article VI of this Agreement and elsewhere in this Agreement are true on the Agreement Effective Date, and will be true on each Effective Date in all material respects (except with respect to matters which have been disclosed in writing to and approved by the Required Lenders), and will be true in all material respects (except with respect to matters which have been disclosed in writing to and approved by the Required Lenders) upon each request for disbursement of an Advance. Each request for disbursement hereunder shall constitute a reaffirmation of such representations and warranties as deemed modified in accordance with the disclosures made and approved, as aforesaid, as of the date of such request and disbursement.

                                  Article VII.

                    ADDITIONAL REPRESENTATIONS AND WARRANTIES

         Each of the Guarantors hereby represents and warrants that:

     Section VII.1 Existence. Equity Inns is a corporation duly organized and existing under the laws of the State of Tennessee, with its principal place of business in the State of Tennessee and Equity Inns Trust is a real estate investment trust duly organized and existing under the laws of the State of Maryland, with its principal place of business in the State of Tennessee and each Guarantor is duly qualified as a foreign corporation and properly licensed (if required) and in good standing in each jurisdiction where the failure to qualify or be licensed (if required) would constitute a Material Adverse
Financial Change with respect to such Guarantor or have a Material Adverse Effect on the business or properties of such Guarantor.

     Section VII.2 Corporate or Trust Powers. The execution, delivery and performance of the Loan Documents required to be delivered by the Guarantors hereunder are within the corporate powers of the Guarantors, have been duly authorized by all requisite corporate action, and are not in conflict with the terms of any organizational instruments of the Guarantors, or any instrument or agreement to which the either of the Guarantors is a party or by which either of the Guarantors or any of its assets is bound or affected.

     Section VII.3 Power of Officers. The officers of the Guarantors executing the Loan Documents required to be delivered by the Guarantors hereunder have been duly elected or appointed and were fully authorized to execute the same at the time each such agreement, certificate or instrument was executed.

     Section VII.4 Government and Other Approvals. No approval, consent, exemption or other action by, or notice to or filing with, any governmental authority is necessary in connection with the execution, delivery or performance of the Loan Documents required hereunder.

     Section VII.5 Compliance With Laws. There is no judgment, decree or order or any law, rule or regulation of any court or governmental authority binding on the Guarantors which would be contravened by the execution, delivery or performance of the Loan Documents required hereunder.

     Section VII.6 Enforceability of Guaranty. The Guaranty is the legal, valid and binding agreement of the Guarantors, enforceable against the Guarantors in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors generally.

     Section VII.7 Liens; Consents. The execution, delivery or performance of the Loan Documents required to be delivered by the Guarantors hereunder will not result in the creation of any Lien on the Properties. No consent to the transactions hereunder is required from any ground lessor or mortgagee or beneficiary under a deed of trust or any other party except as has been delivered to the Lenders.

     Section VII.8 Litigation. There are no suits, arbitrations, claims, disputes or other proceedings (including, without limitation, any civil, criminal, administrative or environmental proceedings), pending or, to the best of the Guarantors' knowledge, threatened against or affecting either of the Guarantors or any of their Properties, the adverse determination of which individually or in the aggregate would have a Material Adverse Effect on the Guarantors or would cause a Material Adverse Financial Change with respect to the Guarantors or materially impair the Guarantors' ability to perform their obligations under the Guaranty, except as disclosed on Schedule 7.8 hereto, or otherwise disclosed to the Lenders in accordance with the terms hereof.

     Section VII.9 Investment Company Act of 1940. Neither of the Guarantors is, and the Guarantors will by such acts as may be necessary continue not to be, an investment company within the meaning of the Investment Company Act of 1940.

     Section VII.10 Public Utility Holding Company Act. Neither of the Guarantors is a "holding company" or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company," or of a "subsidiary company" of a "holding company," within the definitions of the Public Utility Holding Company Act of 1935, as amended.

     Section VII.11 No Material Adverse Financial Change. There has been no Material Adverse Financial Change in the condition of the Guarantors since the last date on which the financial and/or operating statements were submitted to the Lenders.
     Section VII.12 Financial Information. All financial statements furnished to the Lenders by or on behalf of the Guarantors and all other financial information and data furnished by or on behalf of the Guarantors to the Lenders are complete and correct in all material respects as of the date thereof, and such financial statements have been prepared in accordance with GAAP and fairly present the consolidated financial condition and results of operations of the Guarantors as of such date. The Guarantors have no contingent obligations, liabilities for taxes or other outstanding financial obligations which are material in the aggregate, except as disclosed in such statements, information and data.

     Section VII.13        [Intentionally Omitted].

     Section VII.14 ERISA. (i) Neither Guarantor is an entity deemed to hold "plan assets" within the meaning of ERISA or any regulations promulgated thereunder of an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan within the meaning of Section 4975 of the Code, and (ii) the execution of this Agreement and the transactions contemplated hereunder do not give rise to a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code.

     Section VII.15 Taxes. All required tax returns have been filed by the Guarantors with the appropriate authorities except to the extent that extensions of time to file have been requested, granted and have not expired or except to the extent such taxes are being contested in good faith and for which adequate reserves, in accordance with GAAP, are being maintained.

     Section VII.16 Subsidiaries. Schedule 7.16 hereto contains an accurate list of all of the presently existing Subsidiaries of Guarantors, setting forth their respective jurisdictions of formation, the percentage of their respective Capital Stock owned by it or its Subsidiaries and the Properties owned by them. All of the issued and outstanding shares of Capital Stock of such Subsidiaries have been duly authorized and issued and are fully paid and non-assessable.

     Section VII.17 Status. Equity Inns is a corporation listed and in good standing on the New York Stock Exchange ("NYSE").

Each Guarantor agrees that all of its representations and warranties set forth in Article VII of this Agreement are true on the Agreement Effective Date, and will be true on each Effective Date in all material respects (except with respect to matters which have been disclosed in writing to and approved by the Required Lenders), and will be true in all material respects (except with respect to matters which have been disclosed in writing to and approved by the Required Lenders) upon each request for disbursement of an Advance or issuance of a Facility Letter of Credit. Each such request hereunder shall constitute a reaffirmation of such representations and warranties as deemed modified in accordance with the disclosures made and approved, as aforesaid, as of the date of such request and disbursement.

                                  Article VIII.

                              AFFIRMATIVE COVENANTS

         The Borrower and each of the Guarantors covenant and agree that so long as the Commitment of any Lender shall remain available and until the full and final payment of all Obligations incurred under the Loan Documents they will:

     Section VIII.1 Notices. Promptly give written notice to Administrative Agent (who will promptly send such notice to Lenders) of:

          (a) all litigation or arbitration proceedings affecting any member of the Consolidated Group where the amount claimed is $5,000,000 or more;

          (b) any Default or Event of Default, specifying the nature and the period of existence thereof and what action has been taken or been proposed to be taken with respect thereto;

          (c) all claims filed against any Property owned by any member of the Consolidated Group which, if adversely determined, could have a Material Adverse Effect on the ability of the Borrower or the Guarantors to meet any of their obligations under the Loan Documents;

          (d) the occurrence of any other event which might have a Material Adverse Effect or cause a Material Adverse Financial Change on or with respect to the Borrower or the Guarantors;

          (e) any Reportable Event or any "prohibited transaction" (as such term is defined in Section 4975 of the Code) in connection with any Plan or any trust created thereunder, which may, singly or in the aggregate materially impair the ability of the Borrower or the Guarantors to repay any of the Obligations under the Loan Documents, describing the nature of each such event and the action, if any, the Borrower or the Guarantors, as the case may be, proposes to take with respect thereto;

          (f) any notice from any federal, state, local or foreign authority regarding any Hazardous Material, asbestos, or other environmental condition, proceeding, order, claim or violation affecting any of the Properties of the Consolidated Group.

     Section VIII.2 Financial Statements, Reports, Etc. The Borrower and the Guarantors will maintain, for the Consolidated Group, a system of accounting established and administered in accordance with GAAP, and furnish to the
Lenders:

                       (i) as soon as available, but in any event not later than
                  60 days after the close of each fiscal quarter, for the Consolidated Group an unaudited quarterly financial statement (including a balance sheet and income statement) for such period and the portion of the fiscal year through the end of such period, setting forth in each case in comparative form the figures for the previous year, all certified by Equity Inns' chief financial officer or chief accounting officer;

                       (ii) As soon as  available,  but in any  event  not later
                  than 60 days after the close of each fiscal quarter, for the Consolidated Group, related reports in form and substance satisfactory to the Lenders, all certified by Equity Inns' chief financial officer or chief accounting officer, including a statement of Funds From Operations, calculation of the financial covenants described below, a summary listing of capital expenditures, a report listing and describing all newly acquired Properties, including their cash flow, cost and secured Indebtedness, if any, summary property information for all Properties, and such other information as may be requested to evaluate any other certificates delivered hereunder;

                       (iii) As soon as publicly available but in no event later
                  than the date such reports are to be filed with the Securities Exchange Commission, copies of all Form 10Ks, 10Qs, 8Ks, and any other annual, quarterly, monthly or other reports, copies of all registration statements and any other public information filed with the Securities Exchange Commission along with all other materials distributed to shareholders and limited partners by the Borrower or the Guarantors, including a copy of the Equity Inns annual report;

                       (iv) As soon as  available,  but in any  event  not later
                  than sixty (60) days after the end of each of the first three fiscal quarters, and not later than 90 days after the close of each fiscal year, reports in form and substance satisfactory to the Lenders, certified by Equity Inns' chief financial officer or chief accounting officer containing Net Operating Income and hotel operating statements from the operators under the Permitted Operating Leases for each individual Property owned by the Borrower or a Wholly-Owned Subsidiary and included in the Borrowing Base, provided that the Borrower and the Guarantors shall in no event be obligated to furnish any such hotel operating statement any earlier than five (5) Business Days after the Borrower's receipt thereof from the applicable operator;

                       (v) Not later  than sixty (60) days after the end of each
                  of the first three fiscal quarters,  and not later than ninety
                  (90) days after the end of the fiscal year, a compliance certificate in substantially the form of Exhibit I hereto ("Compliance Certificate") signed by the Operating Partnership and Equity Inns' chief financial officer or chief accounting officer confirming that the Borrower and the Guarantors are in compliance with all of the covenants of the Loan Documents, showing the calculations and computations necessary to determine compliance with the financial covenants contained in this Agreement (including such schedules and backup information as may be necessary to demonstrate such compliance) and stating that to such officer's best knowledge, there is no other Default or Event of Default exists, or if any Default or Event of Default exists, stating the nature and status thereof;

                       (vi) As soon  as  possible  and in any  event  within  10
                  Business Days after any member of the Consolidated Group knows that any Reportable Event has occurred with respect to any Plan, a statement, signed by the chief financial officer of Equity Inns, describing said Reportable Event and within 20 days after such Reportable Event, a statement signed by such chief financial officer describing the action which the Consolidated Group proposes to take with respect thereto; and (b) within 10 Business Days of receipt, any notice from the Internal Revenue Service, PBGC or Department of Labor with respect to a Plan regarding any excise tax, proposed termination of a Plan, prohibited transaction or fiduciary violation under ERISA or the Code which could result in any liability to the Consolidated Group in excess of $100,000; and (c) within 10 Business Days of filing, any Form 5500 filed with respect to a Plan by any member of the Consolidated Group which includes a qualified accountant's opinion.

                       (vii) As soon as possible and in any event within 30 days
                  after receipt, a copy of (a) any notice or claim to the effect that any member of the Consolidated Group is or may be liable to any Person as a result of the release by such entity or any other Person of any toxic or hazardous waste or substance into the environment, and (b) any notice alleging any violation of any federal, state or local environmental, health or safety law or regulation by any member of the Consolidated Group, which, in either case, could be reasonably likely to have a Material Adverse Effect;

                       (viii) Promptly upon the distribution thereof to the press or the public, copies of all press releases;

                       (ix) As soon as possible, and in any event within 10 days
                  after the Borrower knows of any fire or other casualty or any pending or threatened condemnation or eminent domain proceeding with respect to all or any material portion of any Collateral Pool Asset, a statement describing such fire, casualty or condemnation and the action Borrower intends to take with respect thereto;

                       (x) Such other information (including, without limitation, non-financial information) as the Administrative Agent or any Lender may from time to time reasonably request. The request for a reappraisal of any Collateral Pool Asset, as long as such Collateral Pool Asset has not been the subject of an Appraisal in the preceding 12 months, is hereby deemed reasonable; and

                       (xi) Within ten (10)  Business  Days after the request of
                  the Administrative Agent, a financial statement showing Adjusted EBITDA, Ground Lease Expense, Fixed Charges and
                  Interest Expense for the period of twelve (12) full months ending immediately prior to the date of such request.

     Section VIII.3 Existence and Conduct of Operations; Limitations on Investments. Except as permitted herein, maintain and preserve its existence and all rights, privileges and franchises now enjoyed and necessary for the operation of its business, including remaining in good standing in each jurisdiction in which business is currently operated.
The Borrower and the Guarantors shall carry on and conduct their respective businesses in substantially the same manner and in substantially the same fields of enterprise as presently conducted. The Borrower and the Guarantors will do, and will cause each of their Subsidiaries to do, all things necessary to remain duly incorporated and/or duly qualified, validly existing and in good standing as a real estate investment trust, corporation, general partnership, limited liability company or limited partnership, as the case may be, in its jurisdiction of incorporation/formation. The Borrower and the Guarantors will maintain all requisite authority to conduct their businesses in each jurisdiction in which the Properties are located and, except where the failure to be so qualified would not have a Material Adverse Effect, in each jurisdiction required to carry on and conduct its businesses in substantially the same manner as it is presently conducted, and, specifically, neither the Borrower, the Guarantors nor any of their Subsidiaries will undertake any business other than the acquisition, development, ownership, management and operation of hotel properties (excluding economy and budget hotels) which are located in the United States, provided that the aggregate Total Cost of all Properties Under Development shall not exceed 10% of the Total Cost of all Properties owned by the Consolidated Group.

     Section VIII.4 Maintenance of Properties. Maintain, preserve, protect and keep the Properties in good repair, working order and condition, and make all necessary and proper repairs, renewals and replacements, normal wear and tear excepted.

     Section VIII.5 Insurance. Provide a certificate of insurance from all insurance carriers who maintain policies with respect to the Properties within thirty (30) days after the end of each fiscal year, evidencing that the insurance required to be furnished to Lenders pursuant to Section 3 of the Mortgages] is in full force and effect. Borrower shall timely pay, or cause to be paid, all premiums on all insurance policies required under the Loan Documents from time to time. Borrower shall promptly notify its insurance carrier or agent therefor (with a copy of such notification being provided simultaneously to Administrative Agent) if there is any occurrence which, under the terms of any insurance policy then in effect with respect to the Properties, requires such notification.

     Section VIII.6 Payment of Obligations. Pay all taxes, assessments, governmental charges and other obligations when due, except such as may be contested in good faith or as to which a bona fide dispute may exist, and for which adequate reserves have been provided in accordance with sound accounting principles used by the Consolidated Group on the date hereof.

     Section VIII.7 Compliance with Laws. Comply in all material respects with all applicable laws, rules, regulations, orders and directions of any governmental authority having jurisdiction over Borrower, the Guarantors, or any of their respective businesses, subject to the right to contest such compliance obligations in good faith so long as adequate reserves are established for possible liabilities arising therefrom and an adverse resolution of such noncompliance would not have a Material Adverse Effect.

     Section VIII.8 Adequate Books. Maintain adequate books, accounts and records in order to provide financial statements in accordance with GAAP and, if requested by any Lender, permit employees or representatives of such Lender at any reasonable time and upon reasonable notice to inspect and audit the properties of Borrower and of the Consolidated Group, and to examine or audit the inventory, books, accounts and records of each of them and make copies and memoranda thereof.

     Section VIII.9 ERISA. Comply in all material respects with all requirements of ERISA applicable to it with respect to each Plan.

     Section VIII.10 Maintenance of Status. Equity Inns shall at all times (i) remain as a corporation listed and in good standing on the New York Stock Exchange (NYSE), and (ii) take all steps maintain its status as a real estate investment trust in compliance with all applicable provisions of the Code (unless otherwise consented to by the Required Lenders).

     Section VIII.11 Use of Proceeds. Use the proceeds of the Facility for the general business purposes of the Borrower, including without limitation repayment in full of the Existing Agreement, acquisition by the Borrower of premium limited service, premium extended stay and premium all-suite and full-service hotel properties, developments, expansions and renovations of the Borrower's existing hotel properties and other general corporate and working capital needs.

     Section VIII.12 Pre-Acquisition Environmental Investigations. Cause to be prepared prior to the acquisition of each Property that it intends to acquire an environmental report pursuant to a standard scope of work attached as Exhibit J hereto and made a part hereof.

     Section VIII.13 Eligible Properties. Cause all Collateral Pool Assets to continue to meet all the requirements included in the definition of "Eligible Property" hereunder (except for the condition regarding 60% occupancy in subsection (x) of those requirements).

     Section VIII.14 Required Repairs. Cause all items designated as "Immediate Repairs" in the Property Condition Report prepared by IVI Architects Engineers and Construction Consultants in connection with the Initial Collateral Pool Assets to be completed within sixty 6 months after the Agreement Execution. If such work is not completed with respect to any Property, the Required Lenders can require such Property to not be included as a Collateral Pool Asset in which case Borrower shall make any payment required by Section 2.19(b) within the time period provided therein.

     Section VIII.15 Additional Environmental Studies. Cause further testing of the ground water quality at the Property located in Birmingham, Alabama. Such investigation and testing shall be completed within sixty (60) days from the Agreement Effective Date and if the results are unsatisfactory to Administrative Agent it can require such Properties to not be included as Collateral Pool Assets in which case Borrower shall make any payment required by Section 2.19(b) within the time period provided therein.

                                   Article IX.

                               NEGATIVE COVENANTS

         The Borrower covenants and agrees that, so long as the Commitment shall remain available and until full and final payment of all obligations incurred under the Loan Documents, without the prior written consent of the Required Lenders (or the Administrative Agent or a greater Percentage of the Lenders, if so expressly provided), the Borrower, the Guarantors and the Consolidated Group will not:

     Section IX.1 Change of Borrower Ownership. Allow (i) Equity Inns Trust to own less than one hundred percent (100%) of the general partnership interests in the Operating Partnership and Equity II, (ii) Equity Inns Services, Inc. to own less than one hundred percent (100%) of the general partnership interests in EIP/WV, (iii) Equity Inns to own less than 100% of the beneficial interests in Equity Inns Trust or 100% of the stock in Equity Inns Services, Inc., (iv) any pledge of, other encumbrance on, or conversion to limited partnership interests of, any of the general partnership interests in the Borrower, or (v) any pledge, hypothecation, encumbrance, transfer or other change in the ownership or the partnership interests in the REMIC Partnership (except for the pledge of such partnership interests to the lender under the REMIC Loan).

     Section IX.2 Use of Proceeds. Apply or permit to be applied any proceeds of any Advance directly or indirectly, to the funding of any purchase of, or offer for, any Margin Stock or any share of capital stock of any publicly held corporation unless the board of directors of such corporation has consented to such offer prior to any public announcements relating thereto and the Lenders have consented to such use of the proceeds of the Facility.

     Section IX.3 Leverage; Additional Recourse Indebtedness. Permit or suffer:

          (a) From the Agreement Effective Date through March 31, 2002, the the ratio of Total Indebtedness to EBITDA to exceed 4.75;

          (b) From April 1, 2002 through Maturity Date, the ratio of Total Indebtedness to EBITDA to exceed 4.50; or

          (c)  At  any  time,  the  aggregate   Recourse   Indebtedness  of  the
Consolidated Group to exceed the sum of (a) the then-outstanding Advances hereunder plus (b) $50,000,000.

     Section IX.4          Dividends.  Permit or suffer:

          (a) At any time after the Agreement Effective Date, the aggregate amount of dividends paid by Equity Inns (excluding Preferred Stock Expense) plus the amount paid by Equity Inns to repurchase its stock, without duplication, for the most recent four fiscal quarters for which financial reports are available, to exceed 90% of the Funds From Operations of Equity Inns for such four fiscal quarters, as determined on a consistent basis with the prior financial statements of Equity Inns, as approved by the Administrative Agent, provided that Equity Inns may, so long as an Event of Default does not exist, pay the minimum amount of dividends required to maintain its tax status as a real estate investment trust under the Code.

          (b) As of the following dates, the aggregate amount of dividends paid by Equity Inns (excluding Preferred Stock Expense), without duplication, for the most recent four fiscal quarters for which financial reports are available, to exceed the following percentages of Free Cash Flow of the Consolidated Group for such four fiscal quarters, as determined on a consistent basis with the prior financial statements of Equity Inns, as approved by the Administrative Agent, provided that Equity Inns may, so long as an Event of Default does not exist, pay the minimum amount of dividends required to maintain its tax status as a real estate investment trust under the Code:



    Quarter End Dates                Percentage of Free Cash Flow
    -----------------                ----------------------------

June 30, 2000 and September                     110%
30, 2000

December 31, 2000 through
December 31, 2001                               105%

March 31, 2002 through
Maturity Date                                   100%


          (c) As of the following dates, the aggregate amount of dividends paid by Equity Inns (excluding Preferred Stock Expense), without duplication, for the most recent four fiscal quarters for which financial reports are available, plus the amount paid by Equity Inns for the repurchase of its stock, without duplication, for such four fiscal quarters, to exceed the following percentages of the sum of Free Cash Flow of the Consolidated Group for such four fiscal quarters plus 50% of all Net Cash Proceeds from the sales of Properties during such four fiscal quarters, in each case as determined on a consistent basis with the prior financial statements of Equity Inns, as approved by the Administrative Agent, provided that Equity Inns may, so long as an Event of Default does not exist, pay the minimum amount of dividends required to maintain its tax status as a real estate investment trust under the Code:

    Quarter End Dates                       Percentage
    -----------------                       ----------

June 30, 2000 and September
30, 2000                                        110%

December 31, 2000 through
December 31, 2001                               105%

March 31, 2002 through
Maturity Date                                   100%

     Section IX.5 Floating Rate Debt. Permit the Consolidated Group to have outstanding Indebtedness for borrowed money that bears interest at a floating rate (including this Facility) in excess of $150,000,000 at all times during any six (6) month period, unless such excess shall thereafter be covered by a swap, interest rate cap or other interest rate protection product reasonably satisfactory to the Administrative Agent.

     Section IX.6 Liens. Create, incur, or suffer to exist (or permit any of the Consolidated Group to create, incur, or suffer to exist) any Lien in, of or on the Properties of the Consolidated Group except:

                       (i) Liens for taxes,  assessments or governmental charges
                  or levies on their Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves shall have been set aside on their books;

                       (ii) Liens which arise by operation of law, such as carriers', warehousemen's, landlords', materialmen and mechanics' liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than 30 days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on its books and, in the case of any mechanic's lien on a Collateral Pool Asset, for which an affirmative endorsement to the Lender's title insurance policy has been provided to the Administrative Agent;

                       (iii) Liens arising out of pledges or deposits under worker's compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation;

                       (iv) Utility  easements  and such other  encumbrances  or
                  charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the marketability of the same or interfere with the use thereof in the business of the Borrower or its Subsidiaries, provided that Collateral Pool Assets shall only be subject to such matters as are listed as exceptions to the title insurance policies for such Collateral Pool Assets which have been submitted to and approved by the Administrative Agent;

                       (v) Liens of any member of the Consolidated Group in favor of the Borrower or the Guarantors which are junior to any Lien for the benefit of Lenders;

                       (vi) Liens  arising in connection  with any  Indebtedness
                  permitted hereunder to the extent such Liens will not result in a violation of any of the provisions of this Agreement; and

                       (vii)   Liens which are Permitted Operating Leases.

Liens permitted pursuant to this Section 9.6 shall be deemed to be "Permitted Liens".

     Section IX.7 FF&E Expenditures. Permit, as of the last day of any fiscal quarter, the sum of (i) the actual expenditures of the Consolidated Group for FF&E replacement and capital improvements (of the types approved by the Administrative Agent) at the Properties during the immediately preceding four
(4) consecutive full fiscal quarters plus (ii) the difference between the amount of reserves maintained by the Consolidated Group for FF&E replacement and capital improvements as of the last day of such fiscal quarter as shown on the Consolidated Group's financial statements for such quarter and the amount of such reserves maintained on the first day of such quarter, to be less than four percent (4%) of the gross room revenues from such Properties for such four (4) full fiscal quarters.

     Section IX.8 Indebtedness, Coverage and Net Worth Covenants. Permit or suffer:

          (a) as of any day, the Tangible Net Worth of the Consolidated Group, to be less than the sum of (i) eighty percent (80%) of the Consolidated Group's Tangible Net Worth as of June 30, 2000 plus (ii) seventy-five percent (75%) of the aggregate proceeds received (net of customary related fees and expenses) in connection with any offering or sale after June 30, 2000 of equity interests in the Borrower or the Guarantors, whether common stock, preferred stock, limited partnership units or other forms of equity ownership;

          (b) as of any day, the ratio of (A) the sum of (i) Adjusted EBITDA for the most recent twelve (12) full calendar months plus (ii) Ground Lease Expense for such period to (B) Fixed Charges for such period to be less than 1.75 to 1;

          (c) as of any day, the ratio of Adjusted EBITDA of the Consolidated Group for the most recent twelve (12) full calendar months to Interest Expense for such period to be less than 2.25 to 1;

     Section IX.9 Mergers. Enter into any merger, consolidation, reorganization or liquidation or transfer or otherwise dispose of all or a substantial portion of the Consolidated Group's Properties, except for such transactions that occur between members of the Consolidated Group or as otherwise approved in advance by the Supermajority Lenders.

     Section IX.10 Minimum Borrowing Base. Permit, as of any date, the then-current Borrowing Base to be less than $125,000,000.

     Section IX.11 Share Repurchase. Permit, during any quarter, (the "Current Quarter"), the aggregate amount paid by Equity Inns for stock repurchases during such quarter to exceed the sum of (a) 50% of the greater of (i) $0 and (ii) Free Cash Flow of the Consolidated Group during the preceding four quarter period ending immediately prior to commencement of the Current Quarter (the "Prior 4 Quarters") minus any amounts attributable to dividend payments (excluding Preferred Stock Expense) and stock repurchases during the Prior 4 Quarters, plus
(b) 50% of all Net Cash Proceeds from sales of Properties during the Prior 4 Quarters (subject to the limit hereinafter set forth). As used herein, "Net Cash Proceeds" shall mean the sales proceeds from the sales of Properties minus the Assumed Debt Amount and any expenses associated with such sale. As used herein, "Assumed Debt Amount" shall mean either (a) if the Property was financed with a specific amount of debt, any debt required to be repaid in connection with the sale of such Property, or (b) if the Property was financed as part of a pool of Properties (including without limitation any Properties financed pursuant to this Facility), the greater of (i) the Collateral Pool Asset Value attributable to such Property sold (if it is a Collateral Pool Asset being sold) multiplied by the average advance rate (i.e. the ratio of Allocated Facility Amount under the Facility to the Borrowing Base) under the Facility at the time of such sale or a comparable amount if the Property being sold was financed with a pool of other assets based on a borrowing base formulation or (ii) the total amount of debt repaid pursuant to the release of such Property from the pool.

Notwithstanding the foregoing, the amount of stock repurchases that can be supported by 50% of Net Cash Proceeds from sales of Properties during any four quarter period shall be further limited so that such amount does not exceed the following amounts less the aggregate amount of stock previously repurchased since the Agreement Effective Date based upon Net Cash Proceeds from the sales of Properties:

         (a)  $6,000,000  until  September  30,  2001;  (b)  $12,000,000   until
         September 30, 2002; and (c) $18,000,000 until the Facility Termination Date.

Each Compliance Certificate delivered pursuant to Section 8.2(v) shall show the amount of shares repurchased during the preceding quarter, the amount of the permitted share repurchases during such quarter in accordance with the terms of this Section
9.11 (broken down as to whether based on Free Cash Flow or net proceeds from asset sales), and based on the results of the preceding four fiscal quarters, the amount that Equity Inns may repurchase during the then Current Quarter.

                                   Article X.

                                    DEFAULTS

         The occurrence of any one or more of the following events shall constitute an Event of Default:

     Section X.1 Nonpayment of Principal. The Borrower fails to pay any principal portion of the Obligations when due, whether on the Maturity Date or otherwise.

     Section X.2 Certain Covenants. Any one or more of the Borrower, the Guarantors and the Consolidated Group, as the case may be, is not in compliance with any one or more of Sections 8.3 or 8.10 or any Section of Article IX hereof.

     Section X.3 Nonpayment of Interest and Other Obligations. The Borrower fails to pay any interest or other portion of the Obligations, other than payments of principal, and such failure continues for a period of five (5) days after the date such payment is due, provided that the first occurrence of any such non-payment during any calendar year shall not constitute an Event of Default unless such failure continues for one (1) Business Day after written notice to the Borrower from the Administrative Agent of such failure.

     Section X.4 Cross Default. Any monetary default occurs (after giving effect to any applicable cure period) under any other Indebtedness (which includes Guarantee Obligations) of any members of the Consolidated Group, singly or in the aggregate, in excess of Ten Million Dollars ($10,000,000).

     Section X.5 Loan Documents. Any Loan Document is not in full force and effect or a default has occurred and is continuing thereunder after giving effect to any cure or grace period in any such document.

     Section X.6 Representation or Warranty. At any time or times hereafter any representation or warranty set forth in Articles VI or VII of this Agreement or in any other Loan Document or in any statement, report or certificate now or hereafter made by the Borrower or the Guarantors to the Lenders or the Administrative Agent is not true and correct in any material respect and such noncompliance is not cured within thirty (30) days after the Borrower receives written notice thereof, provided, however, that if such Default is susceptible of cure but cannot by the use of reasonable efforts be cured within such thirty
(30) day period, such Default shall not constitute an Event of Default under this Section 10.6 so long as (i) the Borrower or the Guarantors, as the case may be, have commenced a cure within such thirty-day period and (ii) thereafter, Borrower or Guarantors, as the case may be, are proceeding to cure such default continuously and diligently and in a manner reasonably satisfactory to Lenders and (iii) such default is cured not later than sixty (60) days after the expiration of such thirty (30) day period..

     Section X.7 Covenants, Agreements and Other Conditions. The Borrower fails to perform or observe any of the other covenants, agreements and conditions contained in Articles VIII (except for Sections 8.3, or 8.10) and elsewhere in this Agreement or any of the other Loan Documents in accordance with the terms hereof or thereof, not specifically referred to herein, and such Default continues unremedied for a period of thirty (30) days after written notice from Administrative Agent, provided, however, that if such Default is susceptible of cure but cannot by the use of reasonable efforts be cured within such thirty
(30) day period, such Default shall not constitute an Event of Default under this Section 10.7 so long as (i) the Borrower or the General Partner, as the case may be, has commenced a cure within such thirty-day period and (ii) thereafter, Borrower or General Partner, as the case may be, is proceeding to cure such default continuously and diligently and in a manner reasonably satisfactory to Lenders and (iii) such default is cured not later than sixty
(60) days after the expiration of such thirty (30) day period.

     Section X.8 No Longer General Partner. Equity Inns shall no longer, directly or indirectly, hold 100% of the general partnership interests in the two entities constituting the Borrower.

     Section X.9 Material Adverse Financial Change. Any one of the Operating Partnership, EIP/WV, Equity Inns or Equity Inns Trust has suffered a Material Adverse Financial Change or is Insolvent.

     Section X.10          Bankruptcy.

          (a) Any member of the Consolidated Group shall (i) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (ii) make an assignment for the benefit of creditors, (iii) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any substantial portion of its Property, (iv) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it as a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (v) take any corporate action to authorize or effect any of the foregoing actions set forth in this Section 10.10(a), (vi) fail to contest in good faith any appointment or proceeding described in Section 10.10(b) or (vii) not pay, or admit in writing its inability to pay, its debts generally as they become due;

          (b) A receiver, trustee, examiner, liquidator or similar official shall be appointed for any member of the Consolidated Group or any substantial portion of any of their Properties, or a proceeding described in Section 10.10(a)(iv) shall be instituted against any member of the Consolidated Group and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of sixty (60) consecutive days.

     Section X.11 Legal Proceedings. Any member of the Consolidated Group is enjoined, restrained or in any way prevented by any court order or judgment or if a notice of lien, levy, or assessment is filed of record with respect to all or any part of the Properties by any governmental department, office or agency, which could materially adversely affect the performance of the obligations of such parties hereunder or under the Loan Documents, as the case may be, or if any proceeding is filed or commenced seeking to enjoin, restrain or in any way prevent the foregoing parties from conducting all or a substantial part of their respective business affairs and failure to vacate, stay, dismiss, set aside or remedy the same within sixty (60) days after the occurrence thereof.

     Section X.12 ERISA. Any member of the Consolidated Group is deemed to hold "plan assets" within the meaning of ERISA or any regulations promulgated thereunder of an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code).

     Section X.13 Failure to Satisfy Judgments. Any member of the Consolidated Group shall fail within sixty (60) days to pay, bond or otherwise discharge any judgments or orders for the payment of money in an amount which, when added to all other judgments or orders outstanding against such member of the Consolidated Group would exceed $2,000,000 in the aggregate, which have not been stayed on appeal or otherwise appropriately contested in good faith, unless the liability is insured against and the insurer has not challenged coverage of such liability.

     Section X.14 Environmental Remediation. Failure to remediate within the time period required by law or governmental order, (or within a reasonable time in light of the nature of the problem if no specific time period is so established), environmental problems in violation of applicable law related to Properties of any member of the Consolidated Group where the estimated cost of remediation is in the aggregate in excess of $2,000,000, in each case after all administrative hearings and appeals have been concluded.

     Section X.15 REIT Status. Failure of either Equity Inns or Equity Inns Trust to maintain (i) its status as a real estate investment trust under the Code and (ii) Equity Inns' listing on the New York Stock Exchange.

     Section X.16 Mortgage Default. There shall be an Event of Default (as defined in the Mortgages) under any of the Mortgages.

     Section X.17 Enforceability of Security Documents. (i) Any of the Security Documents shall cease, for any reason, to be in full force and effect, or the Borrower or any other Loan Party which is a party to any of the Security Documents shall so assert or (ii) the Lien created by any of the Security Documents shall cease to be enforceable or of the same effect and priority purported to be created thereby.

                                   Article XI.

                 ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES

     Section XI.1          Acceleration.

         If any Event of Default described in Section 10.10 hereof occurs, the obligation of the Lenders to make Advances and of the Issuing Bank to issue Facility Letters of Credit hereunder shall automatically terminate and the Obligations shall immediately become due and payable. If any other Event of Default described in Article X hereof occurs, such obligation to make Advances and to issue Facility Letters of Credit shall be terminated and at the election of the Required Lenders, the Obligations may be declared to be due and payable.

         In addition to the foregoing, following the occurrence of an Event of Default and so long as any Facility Letter of Credit has not been fully drawn and has not been cancelled or expired by its terms, upon demand by the Required Lenders the Borrower shall deposit in the Letter of Credit Collateral Account cash in an amount equal to the aggregate undrawn face amount of all outstanding Facility Letters of Credit and all fees and other amounts due or which may become due with respect thereto. The Borrower shall have no control over funds in the Letter of Credit Collateral Account, which funds shall be invested by the Administrative Agent from time to time in its discretion in certificates of deposit of Bank One having a maturity not exceeding thirty (30) days. Such funds shall be promptly applied by the Administrative Agent to reimburse the Issuing Bank for drafts drawn from time to time under the Facility Letters of Credit. Such funds, if any, remaining in the Letter of Credit Collateral Account following the payment of all Obligations in full shall, unless the Administrative Agent is otherwise directed by a court of competent jurisdiction, be promptly paid over to the Borrower.

     Section XI.2 Preservation of Rights; Amendments. No delay or omission of the Lenders in exercising any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of an Advance notwithstanding the existence of a Default or the inability of the Borrower to satisfy the conditions precedent to such Advance shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Administrative Agent and the number of Lenders required hereunder and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Lenders until the Obligations have been paid in full.

     Section XI.3 Foreclosure. The Lenders hereby agree to the following in the event of foreclosure under any of the Mortgages or any other attempt at realization of the security thereunder:

          (a) To subscribe to and accept its Percentage of the ownership interests in any entity organized to hold title to the Collateral Pool Assets and that the nature of such entity shall be determined by the Required Lenders, subject to each Lender's right to hold its interests in such entity in, and assign such interests to, any affiliate of such Lender or any other entity required by laws or regulations governing such Lender. The Administrative Agent is hereby authorized to act for and on behalf of the Lenders in all day-to-day matters with respect to the exercise of rights described herein such as the supervision of attorneys, accountants, appraisers or others acting for the benefit of all of the Lenders in connection with litigation, foreclosure or realization of all or any security given as Collateral for the Obligations or other similar actions.

          (b) If the Lenders acquire the Collateral Pool Assets either by foreclosure or deed in lieu of foreclosure, to negotiate in good faith to reach agreement in writing relating to the ownership, operation, maintenance, marketing and sale of such Collateral Pool Assets and that such agreement shall be consistent with the following:

                       (i) The  Collateral  Pool  Assets  will  not be held as a
                  long-term investment but will be marketed in an attempt to sell them in a time period consistent with the regulations applicable to national banks for owning real estate. Current appraisals of the Collateral Properties shall be obtained by the Administrative Agent from time to time during the ownership period at Lenders' expense (without diminishing or releasing any obligation of the Borrower to pay for such costs) and an appraised value shall be established and updated from time to time based on such appraisals.

                       (ii) Certain decisionmaking with respect to the day-to-day operations of the Properties will be delegated to management and leasing agents. All agreements with such management and leasing agents will be subject to the approval of the Required Lenders. The day-to-day supervision of such agents shall be done by the Administrative Agent.

                       (iii) Except as provided in the following sentences,  all
                  decisions as to whether to sell the Collateral Pool Assets shall be subject to the approval of all the Lenders. Notwithstanding the foregoing, the Lenders agree that if the Administrative Agent receives a bona fide "all cash" offer from an entity not affiliated with the Borrower or any Lender for the purchase of any of the Collateral Pool Assets and such offer equals or exceeds ninety percent (90%) of the most recent appraised value of such Collateral Pool Asset as established by an appraisal prepared in accordance with the standards established in this Agreement that has been completed within six months of such offer, then the Administrative Agent shall give written notice of such offer to the Lenders and request their approval for sale at such a price. If the Required Lenders approve of such a sale (or are deemed to approve of such a sale) then the Administrative Agent, acting on behalf of the Lenders, is irrevocably authorized to accept such offer.

                       (iv) All expenses  incurred by the  Administrative  Agent
                  and Lenders in connection with the ownership, operation, maintenance, marketing and sale of the Collateral Pool Assets shall be allocated among the Lenders pro rata in accordance with their respective Percentages.

                       (v) All expenditures and other actions taken with respect
                  to the Collateral Pool Assets shall at all times be subject to the regulations and requirements pertaining to national banks applicable thereto. Without limiting the generality of the foregoing, all necessary approvals from regulatory authorities in connection with any expenditure of funds by the Lenders shall be a condition to such expenditure.

                                  Article XII.

                            THE ADMINISTRATIVE AGENT

     Section XII.1 Appointment. Bank One is hereby appointed Administrative Agent hereunder and under each other Loan Document, and each of the Lenders authorizes the Administrative Agent to act as the agent of such Lender. The Administrative Agent agrees to act as such upon the express conditions contained in this Article XII. The Administrative Agent shall not have a fiduciary relationship in respect of any Lender by reason of this Agreement, except to the extent the Administrative Agent acts as an agent with respect to the receipt or payment of funds hereunder.

     Section XII.2 Powers. The Administrative Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Administrative Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Administrative Agent shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Administrative Agent.

     Section XII.3 General Immunity. Neither the Administrative Agent (in its capacity as Administrative Agent) nor any of its directors, officers, agents or employees shall be liable to the Borrower, the Lenders or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith, except for its or their own gross negligence or willful misconduct.

     Section XII.4 No Responsibility for Loans, Recitals, etc. Neither the Administrative Agent (in its capacity as Administrative Agent) nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (i) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document; (iii) the satisfaction of
any condition  specified in Article  V,  except   receipt  of  items   required
to  be   delivered  to  the Administrative Agent; or (iv) the validity, effectiveness or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith.

     Section XII.5 Action on Instructions of Lenders. The Administrative Agent shall exercise its rights on behalf of the Lenders hereunder at the direction of the Required Lenders or all of the Lenders, as the case may be, and shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders or all Lenders, as the case may be, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders and on all holders of Notes. The Administrative Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its reasonable satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

     Section XII.6 Employment of Administrative Agents and Counsel. The Administrative Agent may execute any of its duties as Administrative Agent hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Administrative Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder and under any other Loan Document.

     Section XII.7 Reliance on Documents; Counsel. The Administrative Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document reasonably believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of outside counsel selected by the Administrative Agent.

     Section XII.8 Administrative Agent's Reimbursement and Indemnification. The Lenders agree to reimburse and indemnify the Administrative Agent ratably in accordance with their respective Percentages (i) for any amounts not reimbursed by the Borrower for which the Administrative Agent is entitled to reimbursement by the Borrower under the Loan Documents, (ii) for any other reasonable expenses incurred by the Administrative Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents, if not paid by Borrower, and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent (in its capacity as Administrative Agent and not as a Lender) in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Administrative Agent.

     Section XII.9 Rights as a Lender. With respect to the Commitment, Advances made by it and the Note issued to it, the Administrative Agent shall have the same rights and powers hereunder and under any other Loan Document as any Lender and may exercise the same as though it were not the Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent, in its individual capacity, may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Subsidiaries in which the Borrower or such Subsidiary is not restricted hereby from engaging with any other Person.

     Section XII.10 Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

     Section XII.11 Successor Administrative Agent. Each Lender agrees that Bank One shall serve as Administrative Agent at all times during the term of this Facility, except that Bank One may resign as Administrative Agent in the event
(x) Bank One and Borrower shall mutually agree in writing or (y) an Event of Default shall occur under the Loan Documents (irrespective of whether such Event of Default subsequently is waived), or (z) Bank One shall determine, in its sole reasonable discretion, that because of its other banking relationships with the Consolidated Group at the time of such decision Bank One's resignation as Administrative Agent would be necessary in order to avoid creating an appearance of impropriety on the part of Bank One. Bank One (or any successor Administrative Agent) may be removed as Administrative Agent by written notice received by Administrative Agent from the Required Lenders at any time with cause (e.g., a breach by Bank One (or any successor Administrative Agent) of its duties as Administrative Agent hereunder). Upon any such resignation or removal, Credit Lyonnais shall be the successor Administrative Agent (unless objected to by the Required Lenders) or, if Credit Lyonnais declines or is so objected to, the Required Lenders shall have the right to appoint, on behalf of the Borrower and the Lenders, a successor Administrative Agent with the consent of the Borrower, which consent shall not be unreasonably withheld or delayed and shall not be required if an Event of Default has occurred. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty days after the retiring
 Administrative Agent's giving notice of resignation, then the retiring Administrative Agent may appoint, on behalf of the Borrower and the Lenders, a successor Administrative Agent. Such successor Administrative Agent shall be a commercial bank having capital and retained earnings of at least $100,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent (including the right to receive any fees for performing such duties which accrue thereafter), and the retiring Administrative Agent shall be discharged from its duties and obligations
hereunder and under the other Loan  Documents. After   any   retiring
Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article XII shall continue in effect for its benefit and that of the other Lenders in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent hereunder and under the other Loan Documents.

     Section XII.12 Notice of Defaults. If a Lender becomes aware of a Default or Event of Default, such Lender shall notify the Administrative Agent of such fact. Upon receipt of such notice that a Default or Event of Default has occurred, the Administrative Agent shall notify each of the Lenders of such fact.

     Section XII.13 Requests for Approval. Unless a specific time period for approval is set forth elsewhere in this Agreement, if the Administrative Agent requests in writing the consent or approval of a Lender, such Lender shall respond and either approve or disapprove definitively in writing to the Administrative Agent within ten (10) Business Days (or sooner if such notice specifies a shorter period, but in no event less than five Business Days for responses based on Administrative Agent's good faith determination that circumstances exist warranting its request for an earlier response) after such written request from the Administrative Agent. If the Lender does not so respond, that Lender shall be deemed to have approved the request. Upon request, the Administrative Agent shall notify the Lenders which Lenders, if any, failed to respond to a request for approval.

     Section XII.14 Copies of Documents. Administrative Agent shall promptly deliver to each of the Lenders copies of all notices of default and other formal notices sent or received and according to Section 15.1 of this Agreement. Administrative Agent shall deliver to Lenders within fifteen (15) Business Days following receipt, copies of all financial statements, certificates and notices received regarding the Operating Partnership's or Equity Inns' ratings except to the extent such items are required to be furnished directly to the Lenders by Borrower hereunder. Within fifteen (15) Business Days after a request by a Lender to the Administrative Agent for other documents furnished to the Administrative Agent by the Borrower, the Administrative Agent shall provide copies of such documents to such Lender except where this Agreement obligates Administrative Agent to provide copies in a shorter period of time.

     Section XII.15 Defaulting Lenders. At such time as a Lender becomes a Defaulting Lender, such Defaulting Lender's right to vote on matters which are subject to the consent or approval of the Required Lenders, such Defaulting Lender or all Lenders shall be immediately suspended until such time as the Lender is no longer a Defaulting Lender. If a Defaulting Lender has failed to fund its Percentage of any Advance and until such time as such Defaulting Lender subsequently funds its Percentage of such Advance, all Obligations owing to such Defaulting Lender hereunder shall be subordinated in right of payment, as provided in the following sentence, to the prior payment in full of all principal of, interest on and fees relating to the Loans funded by the other Lenders in connection with any such Advance in which the Defaulting Lender has not funded its Percentage (such principal, interest and fees being referred to as "Senior Loans" for the purposes of this section). All amounts paid by the Borrower and otherwise due to be applied to the Obligations owing to such Defaulting Lender pursuant to the terms hereof shall be distributed by the Administrative Agent to the other Lenders in accordance with their respective Percentages (recalculated for the purposes hereof to exclude the Defaulting Lender) until all Senior Loans have been paid in full. At that point, the "Defaulting Lender" shall no longer be deemed a Defaulting Lender. After the Senior Loans have been paid in full equitable adjustments will be made in connection with future payments by the Borrower to the extent a portion of the Senior Loans had been repaid with amounts that otherwise would have been distributed to a Defaulting Lender but for the operation of this Section 12.15. This provision governs only the relationship among the Administrative Agent, each Defaulting Lender and the other Lenders; nothing hereunder shall limit the obligation of the Borrower to repay all Loans in accordance with the terms of this Agreement. The provisions of this Section 12.15 shall apply and be effective regardless of whether a Default occurs and is continuing, and notwithstanding (i) any other provision of this Agreement to the contrary, (ii) any instruction of the Borrower as to its desired application of payments or
(iii) the suspension of such Defaulting Lender's right to vote on matters as provided above.

     Section XII.16 Co-Agents: Lead Managers. None of the Lenders identified on the facing page or signature pages of this Agreement as a "documentation agent," "syndication agent' or "co-lead arranger/book manager" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of Lenders so identified as a "documentation agent," "syndication agent" or "co-lead arranger/book manager" shall have or be deemed to have any fiduciary relationship with any Lenders. Each Lender acknowledges that it has not relied, and will not rely, on any of Lenders so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

                                  Article XIII.

                BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS

     Section XIII.1        Successors and Assigns.

                  The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of Borrower and the Lenders and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights or obligations under the Loan Documents without the consent of all the Lenders and any assignment by any Lender must be made in compliance with Section 13.3. The Administrative Agent and Borrower may treat the payee of any Note as the owner thereof for all purposes hereof unless and until such payee complies with Section 13.3 in the case of an assignment thereof or, in the case of any other transfer, a written notice of the transfer is filed with the Administrative Agent and Borrower. Any assignee or transferee of a Note agrees by acceptance thereof to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

     Section XIII.2        Participations.

                  13.2.1 Permitted Participants;  Effect. Any Lender may, in the
         ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Advance owing to such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender under the Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the holder of any such Note for all purposes under the Loan Documents, all amounts payable by Borrower under this Agreement shall be determined as if such Lender had not sold such participating interests, and Borrower and the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents. The Borrower shall not be obligated to pay any fees and expenses incurred by any Lender in connection with the sale of a participation pursuant to this Section.

                  13.2.2 Voting Rights. Each Lender shall retain the sole right to vote its Percentage of the Aggregate Commitment, without the consent of any Participant, for the approval or disapproval of any amendment, modification or waiver of any provision of the Loan Documents, provided that such Lender may grant such Participant the right to approve any amendment, modification or waiver which forgives principal, interest or fees or reduces the interest rate or fees payable hereunder, postpones any date fixed for any regularly-scheduled payment of principal of or interest on the Obligations, or extends the Maturity Date.

     Section XIII.3        Assignments.

                  13.3.1 Permitted Assignments. Any Lender may, with the prior written consent of Administrative Agent and Borrower (which consents shall not be unreasonably withheld or delayed), in accordance with applicable law, at any time assign to one or more banks or other entities (collectively, "Purchasers") all or any part of its rights and obligations under the Loan Documents, except that no consent of Borrower shall be required if an Event of Default has occurred and is continuing and that no consent of Administrative Agent or Borrower shall ever be required for (i) any assignment to a Person directly or indirectly controlling, controlled by or under direct or indirect common control with the assigning Lender or (ii) the pledge or assignment by a Lender of such Lender's Note and other rights under the Loan Documents to any Federal Reserve Bank in accordance with applicable law. No assignment to a Purchaser shall be for less than $10,000,000 of the Aggregate Commitment. Such assignments and assumptions shall be substantially in the form of Exhibit K hereto. The Borrower shall execute any and all documents which are customarily required by such Lender (including, without limitation, a replacement promissory note or notes in the forms provided hereunder (upon receipt of the original note that is being replaced), and a modification to the Mortgages if required by Administrative Agent) in connection with any such assignment, but Borrower shall not be obligated to pay any fees and expenses incurred by any Lender in connection with any assignment pursuant to this Section. Any Lender selling all or any part of its rights and obligation hereunder in a transaction requiring the consent of the Administrative Agent shall pay to the Administrative Agent a fee of $3,500.00 per assignee to reimburse Administrative Agent for its involvement in such assignment, plus the cost of recording fees and taxes applicable to the replacement notes and modification of the Mortgages and Assignment of Leases, and any applicable endorsement of the title insurance policies. Notwithstanding anything to the contrary in this Agreement or Exhibit K, so long as any portion of the Collateral Pool Assets is located in the State of Texas, no replacement note or notes will be issued that would require a modification to the Mortgages or such Collateral Pool Assets unless the selling Lender pays for replacement title insurance policies therefore.

                  13.3.2 Effect; Effective Date of Assignment. Upon delivery to the Administrative Agent and Borrower of a notice of assignment executed by the assigning Lender and the Purchaser, such assignment shall become effective on the effective date specified in such notice of assignment. The notice of assignment shall contain a representation by the Purchaser to the effect that none of the consideration used to make the purchase of the Commitment and the Loan under the applicable assignment agreement are "plan assets" as defined under ERISA and that the rights and interests of the Purchaser in and under the Loan
         Documents  will not be "plan assets"  under  ERISA.   On  and  after
         the effective date of such assignment, such Purchaser shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and no further consent or action by Borrower, the Lenders or the Administrative Agent shall be required to release the transferor Lender for matters arising after such sale with respect to the percentage of the Commitment and Advances assigned to such Purchaser. Upon the consummation of any assignment to a Purchaser pursuant to this Section 13.3.2, subject to 13.3.1, the transferor Lender, the Administrative Agent and Borrower shall make appropriate arrangements so that replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their respective Commitments, as adjusted pursuant to such assignment.

     Section XIII.4 Dissemination of Information. Borrower authorizes each Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "Transferee") and any prospective Transferee any and all information in such Lender's possession concerning the creditworthiness of Borrower and Guarantors. Each Transferee shall agree in writing to keep confidential any such information which is not publicly available. The Lenders agree not to make any transfers to a transferee if such transfer would constitute a public offering which would impose any obligation on the Borrower to incur liabilities and make disclosures, representations or undertakings beyond those expressly provided for herein, unless the Borrower has consented in writing thereto.

     Section XIII.5 Tax Treatment. If any interest in any Loan Document is transferred to any Transferee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with all applicable provisions of the Code with respect to withholding and other tax matters.

                                  Article XIV.

                               GENERAL PROVISIONS

     Section  XIV.1  Survival  of   Representations.   All  representations  and
warranties contained in this Agreement shall survive delivery of the Notes and the making of the Advances herein contemplated.

     Section XIV.2 Governmental Regulation. Anything contained in this Agreement to the contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

     Section XIV.3 Taxes. Any recording and other taxes (excluding franchise, income or similar taxes) or other similar assessments or charges payable or ruled payable by any governmental authority incurred in connection with the consummation of the transactions contemplated by this Agreement shall be paid by the Borrower, together with interest and penalties, if any.

     Section XIV.4 Headings. Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

     Section XIV.5 No Third Party Beneficiaries. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns.

     Section XIV.6 Expenses; Indemnification. Subject to the provisions of this Agreement, Borrower will pay (a) all out-of-pocket costs and expenses incurred by the Administrative Agent (including the reasonable fees, out-of-pocket expenses and other reasonable expenses of counsel, which counsel may be employees of Administrative Agent) in connection with the preparation, execution and delivery of this Agreement, the Notes, the Loan Documents and any other agreements or documents referred to herein or therein and any amendments thereto, (b) all out-of-pocket costs and expenses incurred by the Administrative Agent and the Lenders (including the reasonable fees, out-of-pocket expenses and other reasonable expenses of counsel to the Administrative Agent and the Lenders, which counsel may be employees of Administrative Agent or the Lenders) in connection with the enforcement and protection of the rights of the Lenders under this Agreement, the Notes, the Loan Documents or any other agreement or document referred to herein or therein, (c) all reasonable and customary costs and expenses of periodic audits by the Administrative Agent's personnel of the Borrower's books and records provided that prior to an Event of Default, Borrower shall be required to pay for only one such audit during any year, (d) all out-of-pocket expenses incurred by the Administrative Agent in connection with Collateral Pool Assets, including, without limitation, the ordering and review of Appraisals, environmental reports and engineering reports with reference to the Collateral Pool Assets, and (e) all title premiums, recording fees and taxes (including documentary, intangible, and similar taxes and fees) related to the Mortgages and Notes, and similar costs related to the Loan
Documents.   The  Borrower  further  agrees  to  indemnify  the  Lenders,  their directors, officers and employees against all losses, claims, damages, penalties, judgments, liabilities and reasonable expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Lenders is a party thereto) which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Advance hereunder, except that the foregoing indemnity shall not apply to a Lender to the extent that any losses, claims, etc. are the result of such Lender's gross negligence or willful misconduct. The obligations of the Borrower under this Section shall survive the termination of this Agreement.

     Section XIV.7 Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

     Section XIV.8 Nonliability of the Lenders. The relationship between the Borrower and the Lenders shall be solely that of borrower and lender. The Lenders shall not have any fiduciary responsibilities to the Borrower. The
Lenders undertake no responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower's business or operations.

     Section XIV.9 Choice of Law. THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

     Section XIV.10 Consent to Jurisdiction. THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE LENDERS TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE

COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE LENDERS OR ANY AFFILIATE OF THE LENDERS INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

     Section XIV.11 Waiver of Jury Trial. THE BORROWER, THE GUARANTORS, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF,
RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

     Section XIV.12 Entire Agreement; Modification of Agreement. The Loan Documents embody the entire agreement among the Borrower, Guarantors, Administrative Agent, and Lenders and supersede all prior conversations, agreements, understandings, commitments and term sheets among any or all of such parties with respect to the subject matter hereof. Any provisions of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower, and Administrative Agent if the rights or duties of Administrative Agent are affected thereby, and

          (a)         each of the Lenders if such amendment or waiver

                       (i) reduces or forgives any payment of principal or interest on the Obligations or any fees payable by Borrower to such Lender hereunder, or modifies the provisions of Section
                  2.6 regarding the calculation of such interest and fees; or

                       (ii) postpones the date fixed for any payment of principal of or interest on the Obligations or any fees payable by Borrower to such Lender hereunder; or

                       (iii) changes the amount of such Lender's Commitment (other than pursuant to a voluntary reduction of the Aggregate Commitment under Section 2.17 or an assignment permitted under
                  Section 13.3) or the unpaid principal amount of such Lender's Note; or

                       (iv) extends the Maturity Date; or

                       (v) releases or limits the liability of the Guarantors under the Loan Documents; or

                       (vi) releases the Mortgage and Assignment of Leases encumbering any Collateral Pool Asset, except expressly provided for herein; or

                       (vii) changes the definition of Required Lenders or Supermajority Lenders or modifies any requirement for consent by each of the Lenders; or

                       (viii) modifies the definition of "Borrowing Base Availability" or "Collateral Pool Asset Value" or modifies or waives any covenant contained in Sections 9.3, 9.8(b) or 9.8(c) hereof; or

                     (ix) modifies this Section 14.12(a); or

          (b) the Supermajority Lenders, if such amendment or waiver modifies or waives the covenant in Section 9.9; or

          (c) the Required Lenders, to the extent expressly provided for herein and in the case of all other waivers or amendments if no percentage of Lenders is specified herein.

     Section XIV.13 Dealings with the Borrower. The Lenders and their affiliates may accept deposits from, extend credit to and generally engage in any kind of banking, trust or other business with the Borrower or the Guarantors or any other member of the Consolidated Group regardless of the capacity of the Lenders hereunder.

     Section XIV.14        Set-Off.

          (a) If an Event of Default shall have occurred, with the consent of all the Lenders, each Lender (and with the consent of all the Lenders, if permitted, pursuant to a participation agreement, each such participant) shall have the right, at any time and from time to time without notice to the Borrower, any such notice being hereby expressly waived, to set-off and to appropriate or apply any and all deposits of money or property or any other indebtedness at any time held or owing by such Lender to or for the credit or the account of the Borrower against and on account of all outstanding Obligations and all Obligations which from time to time may become due hereunder and all other obligations and liabilities of the Borrower under this Agreement, irrespective of whether or not such Lender shall have made any demand hereunder and whether or not said obligations and liabilities shall have matured.

          (b) Each Lender agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal, interest or fees due with respect to any Note held by it which is greater than the proportion received by any other Lender in respect of the aggregate amount of principal, interest or fees due with respect to any Note held by such other Lender, the Lender receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Lenders and such other adjustments shall be made as may be required so that all such payments of principal, interest or Fees with respect to the Notes held by the Lenders shall be shared by the Lenders pro rata according to their respective Commitments.

     Section XIV.15 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by the Borrower and each of the Lenders shown on the signature pages hereof.

     Section XIV.16 Limitation on Liability of EIP/WV. The liability of the Borrower under this Agreement for the Obligations shall be joint and several. The Lenders agree that, the liability of EIP/WV under this Agreement shall not exceed the amount by which (A) the portion of the then-current fair market value of the Properties owned by EIP/WV exceeds (B) the then-current outstanding principal balance of all Indebtedness (other than the Obligations) of EIP/WV permitted under this Agreement, calculated in each case as of the Maturity Date or the date of any earlier acceleration of the Obligations, as applicable. Such maximum liability of EIP/WV shall be allocated on a pro rata basis among the Notes in accordance with the Lenders' respective Percentages.

                                   Article XV.

                                     NOTICES

     Section XV.1 Giving Notice. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by telex or by facsimile and addressed or delivered to such party at its address set forth below or at such other address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received; any notice, if transmitted by telex or facsimile, shall be deemed given when transmitted (answerback confirmed in the case of telexes). Notice may be given as follows:

                  To the Borrower:

                           Equity Inns, Inc.
                           7700 Wolf River Boulevard
                           Germantown, Tennessee  38138
                           Attention: Howard A. Silver
                           Telecopy:  (901) 754-2374

                           To Guarantors:

                           Equity Inns, Inc.
                           7700 Wolf River Boulevard
                           Germantown, Tennessee  38138
                           Attention: Howard A. Silver
                           Telecopy:  (901) 754-2374

                  Each of the above with a copy to:

                           Hunton & Williams
                           1900 K Street, NW
                           Washington, DC 70015
                           Attention: Kenneth Cestari, Esq.
                           Telecopy:  (202) 778-2201

                  To each Lender:

                           As shown below the Lenders' signatures.

                  To the Administrative Agent:

                           Bank One, NA
                           Corporate Real Estate Division
                           1 Bank One Plaza
                           Chicago, Illinois  60670-0151
                           Attention: Patricia Leung
                           Telecopy:  (312) 732-1117

                  With a copy to:

                          Sonnenschein Nath & Rosenthal
                           8000 Sears Tower
                           Chicago, Illinois  60606
                           Attention: Patrick G. Moran, Esq.
                           Telecopy:  (312) 876-7934

     Section XV.2 Change of Address. Each party may change the address for service of notice upon it by a notice in writing to the other parties hereto.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

BORROWER:                           EQUITY INNS PARTNERSHIP, L.P.

                                    By:  EQUITY INNS TRUST, its General Partner


                                    By:  /s/ Donald H. Dempsey
                                         ---------------------------------------
                                    Its: E.V.P.

                                    EQUITY INNS/WEST VIRGINIA PARTNERSHIP, L.P.

                                    By:  EQUITY INNS SERVICES, INC., its General
                                         Partner


                                    By:  /s/ Donald H. Dempsey
                                         ---------------------------------------
                                    Its: E.V.P.

                                    EQUITY INNS PARTNERSHIP II, L.P.

                                    By:  EQUITY INNS TRUST, its General Partner


                                    By:  /s/ Donald H. Dempsey
                                         ---------------------------------------
                                    Its: E.V.P.

LENDERS:                            BANK ONE, NA
                                    Individually and as Administrative Agent


                                    By:  /s/ Kenneth J. Nelson
                                         ---------------------------------------
                                    Title:  Sr. Vice President
                                    Commitment:  $28,416,667.34
                                    Percentage of Aggregate Commitment:
                                       22.7333338720%

                                    Address for Notices:
                                    Corporate Real Estate Division
                                    1 Bank One Plaza
                                    Chicago, Illinois  60670-0151
                                    Attention:  Patricia Leung
                                    Telephone:  312/732-8619
                                    Telecopy:  312/732-1117

                                    CREDIT LYONNAIS NEW YORK BRANCH
                                    Individually and as Syndication Agent and Co-Lead
                                    Arranger/Book Manager


                                    By:  /s/ Dave Bowers
                                         ---------------------------------------
                                    Title:  Vice President
                                    Commitment:  $28,416,666.33
                                    Percentage of Aggregate Commitment:
                                       22.7333330640%

                                    Address for Notices:
                                    Lodging Group
                                    1301 Avenue of the Americas
                                    New York, New York  10019
                                    Attention:  Dave Bowers
                                    Telephone:  212/261-7831
                                    Telecopy:  212/261-7532

                                    BANK OF AMERICA, N.A.
                                    Individually and as Documentation Agent


                                    By:  /s/ Roger C. Davis
                                         ---------------------------------------
                                    Title:  Structuring Specialist
                                    Commitment:  $28,416,666.33
                                    Percentage of Aggregate Commitment:
                                       22.7333330640%


                                    Address for Notices:
                                    901 Main Street
                                    51st Floor
                                    Dallas, Texas  75202-3714
                                    Attention:  Lesa Butler
                                    Telephone:  214/209-2089
                                    Telecopy:  214/209-0085

                                    NATIONAL BANK OF COMMERCE


                                    By:  /s/ Billy Frank
                                         ---------------------------------------
                                    Title:  V.P.
                                    Commitment:  $20,000,000.00
                                    Percentage of Aggregate Commitment:
                                       16.0000000000%

                                    Address for Notices:
                                    7770 Poplar Avenue
                                    Suite 105
                                    Germantown, Tennessee 38138
                                    Attention:  William Frank
                                    Telephone:  901/757-4874
                                    Telecopy:  901/757-4883

                                    AMSOUTH BANK


                                    By:  /s/ Lawrence Clark
                                         ---------------------------------------
                                    Title:  V.P.
                                    Commitment:  $15,000,000.00
                                    Percentage of Aggregate Commitment:
                                       12.0000000000%

                                    Address for Notices:
                                    1900 Fifth Avenue North
                                    AmSouth-Sonat Tower, 9th Floor
                                    Birmingham, Alabama  35203
                                    Attention:  Lawrence Clark
                                    Telephone:  205/581-7493
                                    Telecopy:  205/326-4075

                                    UNION PLANTERS BANK, NATIONAL ASSOCIATION


                                    By:  /s/ Elizabeth Rouse
                                         ---------------------------------------
                                    Title:  S.V.P.
                                    Commitment:  $4,750,000.00
                                    Percentage of Aggregate Commitment:
                                       3.8000000000%

                                    Address for Notices:
                                    6200 Poplar Avenue
                                    4th Floor
                                    Memphis, Tennessee  38119
                                    Attention:  Elizabeth Rouse
                                    Telephone:  901/580-5470
                                    Telecopy:  901/580-5451

         The undersigned, Equity Inns, Inc. and Equity Inns Trust, join in this Agreement for purposes of making the representations and warranties contained in
Article VII hereof and agreeing to perform certain of the covenants described in
Article VIII hereof.

                                    EQUITY INNS, INC.


                                    By:  /s/ Donald H. Dempsey
                                         ---------------------------------------
                                    Title:  E.V.P.

                                    EQUITY INNS TRUST


                                    By:  /s/ Donald H. Dempsey
                                         ---------------------------------------
                                    Title:  E.V.P.

                                    EXHIBIT A

                           FORM OF INDEMNITY AGREEMENT

                 See Indemnity Agreement of even date herewith.

                                    EXHIBIT B

                                  FORM OF NOTE


                                                                 _________, 2000



         On or before the Maturity Date, as defined in that certain Secured Revolving Credit Agreement dated as of October 26, 2000 (the "Agreement") among EQUITY INNS PARTNERSHIP, L.P., a Tennessee limited partnership, EQUITY INNS/WEST VIRGINIA PARTNERSHIP, L.P., a Tennessee limited partnership and EQUITY INNS PARTNERSHIP II, L.P., a Tennessee limited partnership (collectively, "Borrower"), CREDIT LYONNAIS NEW YORK BRANCH, individually and as Syndication Agent, BANK OF AMERICA, N.A., individually and as Documentation Agent, Bank One, NA, a national bank organized under the laws of the United States of America, individually and as Administrative Agent for the Lenders (as such terms are defined in the Agreement), and the other Lenders listed on the signature pages of the Agreement, Borrower promises to pay to the order of _________________________ (the "Lender"), or its successors and assigns, the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to Section 2.1 of the Agreement, in immediately available funds at the office of the Administrative Agent in Chicago, Illinois, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay this Promissory Note ("Note") in full on or before the Maturity Date in accordance with the terms of the Agreement.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Advance and the date and amount of each principal payment hereunder.

         This Note is issued pursuant to, and is entitled to the security under and benefits of, the Agreement and the other Loan Documents, to which Agreement and Loan Documents, as they may be amended from time to time, reference is hereby made for, inter alia, a statement of the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement. This Note is not negotiable.

         If there is an Event of Default or Default under the Agreement or any other Loan Document and Lender exercises its remedies provided under the Agreement and/or any of the Loan Documents, then in addition to all amounts recoverable by the Lender under such documents, Lender shall be entitled to receive reasonable attorneys fees and expenses incurred by Lender in exercising such remedies.

     Borrower and all endorsers severally waive presentment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note (except as otherwise expressly provided for in the Agreement), and any and all lack of diligence or delays in collection or enforcement of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and expressly consent to the release of any party liable for the obligation secured by this Note, the release of any of the security of this Note, the acceptance of any other security therefor, or any other indulgence or forbearance whatsoever, all without notice to any party and without affecting the liability of the Borrower and any endorsers hereof.

         This Note shall be governed and construed under the internal laws of the State of Illinois.

         All liability of the entities comprising the Borrower hereunder shall be joint and several. The liability of Equity Inns/West Virginia Partnership, L.P. under this Note is limited as described in Section 14.16 of the Agreement.

         BORROWER AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS PROMISSORY NOTE OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS NOTE AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                                    EQUITY INNS PARTNERSHIP, L.P., a Tennessee limited partnership

                                    By:  Equity Inns Trust, its general partner


                                    By:
                                         ---------------------------------------
                                    Its:
                                         ---------------------------------------


                                    EQUITY INNS/WEST VIRGINIA PARTNERSHIP, L.P., a Tennessee limited partnership

                                    By:  Equity Inns Services, Inc., its general
                                         partner


                                    By:
                                         ---------------------------------------
                                    Its:
                                         ---------------------------------------


                                    EQUITY INNS PARTNERSHIP II, L.P.,
                                    a Tennessee limited partnership

                                    By:  Equity Inns Trust, its general partner


                                    By:
                                         ---------------------------------------
                                    Its:
                                         ---------------------------------------

                              PAYMENTS OF PRINCIPAL


                             Unpaid
                             Principal                          Notataion
Date                         Balance                            Made by

                                    EXHIBIT C

                        Form of Limited Recourse Guaranty

See form of Limited Recourse Guaranty of even date herewith delivered by E.I.P. Orlando, L.P.

                                    EXHIBIT D

                                FORM OF GUARANTY


         This Guaranty made as of October ___, 2000, by Equity Inns, Inc., Equity Inns Services, Inc. and Equity Inns Trust (collectively, "Guarantor"), to and for the benefit of Bank One, NA, individually ("Bank One"), and as administrative agent for itself and the lenders listed on the signature pages of the Revolving Credit Agreement (as defined below), all other lenders which are parties thereto from time to time and their respective successors and assigns (collectively, "Lender").

                                                     RECITALS

         A. Equity Inns Partnership, L.P., a Tennessee limited partnership and Equity Inns/West Virginia Partnership, L.P., a Tennessee limited partnership and Equity Inns Partnership II, L.P., a Tennessee limited partnership (collectively, "Borrower"), and

Guarantor have requested that Lender make an secured revolving credit facility available to Borrower in the aggregate principal amount of up to $125,000,000 ("Facility").

         B. Lender has agreed to make available the Facility to Borrower pursuant to the terms and conditions set forth in an Secured Revolving Credit
Agreement   bearing  even  date  herewith   between  Borrower  and  the  Lenders
("Revolving Credit Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Revolving Credit Agreement.

         C. Borrower has executed and delivered to Lender one or more Promissory Notes or Promissory Notes each of even date in the aggregate principal amount of $125,000,000 as evidence of its indebtedness to Lender with respect to the Facility (the promissory notes described above, together with any amendments or allonges thereto, or restatements, replacements or renewals thereof, and/or new promissory notes to new Lenders under the Revolving Credit Agreement, are collectively referred to herein as the "Note").

         D. Equity Inns Trust is the sole general partner of two of the entities comprising the Borrower, Equity Inns Services, Inc. is the sole general partner of the other entity comprising the Borrower and Equity Inns, Inc. is the holder of 100% of the stock of Equity Inns Services, Inc., and therefore, Guarantor will derive financial benefit from the Facility evidenced by the Note, Revolving Credit Agreement and the other Loan Documents. The execution and delivery of this Guaranty by Guarantor is a condition precedent to the performance by Lender of its obligations under the Revolving Credit Agreement.

                                   AGREEMENTS

         NOW, THEREFORE, Guarantor, in consideration of the matters described in the foregoing Recitals, which Recitals are incorporated herein and made a part hereof, and for other good and valuable consideration, hereby agrees as follows:

        1)  Guarantor absolutely, unconditionally, and irrevocably guarantees to
Lender:

          (a) the full and prompt payment of the principal of and interest on the Note when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, and the prompt payment of all sums which may now be or may hereafter become due and owing under the Note, the Revolving Credit Agreement, and the other Loan Documents;

          (b) the payment of all Enforcement Costs (as hereinafter defined in Paragraph 7 hereof); and

          (c) the full, complete, and punctual observance, performance, and satisfaction of all of the obligations, duties, covenants, and agreements of Borrower under the Revolving Credit Agreement and the Loan Documents.

          (d) All amounts due, debts, liabilities, and payment obligations described in subparagraphs (a) and (b) of this Paragraph 1 are referred to herein as the "Facility Indebtedness." All obligations described in subparagraph
(c) of this Paragraph 1 are referred to herein as the "Obligations."

                  1) In the event of any default by  Borrower in making  payment of the Facility Indebtedness, or in performance of the Obligations, as aforesaid, in each case beyond the expiration of any applicable grace period, Guarantor agrees, on demand by Lender or the holder of the Note, to pay all the Facility Indebtedness and to perform all the Obligations as are or then or thereafter become due and owing or are to be performed under the terms of the Note, the Revolving Credit Agreement and the other Loan Documents, and to pay any reasonable expenses incurred by Lender in connection with the Facility or under any of the Loan Documents, including, without limitation, all reasonable attorneys' fees and costs. Lender shall have the right, at its option, either before, during or after pursuing any other right or remedy against Borrower or Guarantor, to perform any and all of the Obligations by or through any agent, contractor or subcontractor, or any of their agents, of its selection, all as Lender in its sole discretion deems proper, and Guarantor shall indemnify and hold Lender free and harmless from and against any and all loss, damage, cost, expense, injury, or liability Lender may suffer or incur in connection with the exercise of its rights under this Guaranty or the performance of the Obligations, except to the extent the same arises as a result of the gross negligence or willful misconduct of Lender.

         All of the remedies set forth herein and/or provided by any of the Loan Documents or law or equity shall be equally available to Lender, and the choice by Lender of one such alternative over another shall not be subject to question or challenge by Guarantor or any other person, nor shall any such choice be asserted as a defense, set-off, or failure to mitigate damages in any action, proceeding, or counteraction by Lender to recover or seeking any other remedy under this Guaranty, nor shall such choice preclude Lender from subsequently electing to exercise a different remedy. The parties have agreed to the alternative remedies hereinabove specified in part because they recognize that the choice of remedies in the event of a failure hereunder will necessarily be and should properly be a matter of business judgment, which the passage of time and events may or may not prove to have been the best choice to maximize recovery by Lender at the lowest cost to Borrower and/or Guarantor. It is the intention of the parties that such choice by Lender be given conclusive effect regardless of such subsequent developments.

        2) Guarantor does hereby waive (i) notice of acceptance of this Guaranty by Lender and any and all notices and demands of every kind which may be required to be given by any statute, rule or law,
             (ii) any defense, right of set-off or other claim which Guarantor may have against the Borrower or which Guarantor or Borrower may have against Lender or the holder of the Note, (iii) presentment for payment, demand for payment, notice of nonpayment or dishonor, protest and notice of protest, diligence in collection and any and all formalities which otherwise might be legally required to charge Guarantor with liability, (iv) any failure by Lender to inform Guarantor of any facts Lender may now or hereafter know about Borrower, the Facility, or the transactions contemplated by the Revolving Credit Agreement, it being understood and agreed that Lender has no duty so to inform and that the Guarantor is fully responsible for being and remaining informed by the Borrower of all circumstances bearing on the existence or creation, or the risk of nonpayment of the Facility Indebtedness or the risk of nonperformance of the Obligations, and (v) any and all right to cause a marshalling of assets of the Borrower or any other action by any court or governmental body with respect thereto, or to cause Lender to proceed against any other security given to Lender in connection with the Facility Indebtedness or the Obligations. Credit may be granted or continued from time to time by Lender to Borrower without notice to or authorization from Guarantor, regardless of the financial or other condition of the Borrower at the time of any such grant or continuation. Lender shall have no obligation to disclose or discuss with Guarantor its assessment of the financial condition of Borrower. Guarantor acknowledges that no representations of any kind whatsoever have been made by Lender to Guarantor. No modification or waiver of any of the provisions of this Guaranty shall be binding upon Lender except as expressly set forth in a writing duly signed and delivered on behalf of Lender. Guarantor further agrees that any exculpatory language contained in the Revolving Credit Agreement and the Note shall in no event apply to this Guaranty, and will not prevent Lender from proceeding against Guarantor to enforce this Guaranty.

        3) Guarantor further agrees that Guarantor's liability as guarantor shall in nowise be impaired by any renewals or extensions which may be made from time to time, with or without the knowledge or consent of Guarantor of the time for payment of interest or principal under the Note or by any forbearance or delay in collecting interest or principal under the Note, or by any waiver by Lender under the Revolving Credit Agreement or any other Loan Documents, or by Lender's failure or election not to pursue any other remedies it may have against Borrower, or by any change or modification in the Note, Revolving Credit Agreement or any other Loan Documents, or by the acceptance by Lender of any additional security or any increase, substitution or change therein, or by the release by Lender of any security or any withdrawal thereof or decrease therein, or by the application of payments received from any source to the payment of any obligation other than the Facility Indebtedness, even though Lender might lawfully have elected to apply such payments to any part or all of the Facility Indebtedness, it being the intent hereof that Guarantor shall remain liable as principal for payment of the Facility Indebtedness and performance of the Obligations until all indebtedness has been paid in full and the other terms, covenants and conditions of the Revolving Credit Agreement and other Loan Documents and this Guaranty have been performed, notwithstanding any act or thing which might otherwise operate as a legal or equitable discharge of a surety. Guarantor further understands and agrees that Lender may at any time enter into agreements with Borrower to amend and modify the Note, Revolving Credit Agreement or other Loan Documents, or any thereof, and may waive or release any provision or provisions of the Note, the Revolving Credit Agreement and other Loan Documents or any thereof, and, with reference to such instruments, may make and enter into any such agreement or agreements as Lender and Borrower may deem proper and desirable, without in any manner impairing this Guaranty or any of Lender's rights hereunder or any of the Guarantor's obligations hereunder.

        4) This is an absolute, unconditional, complete, present and continuing guaranty of payment and performance and not of collection. Guarantor agrees that this Guaranty may be enforced by Lender without the necessity at any time of resorting to or exhausting any other security or collateral given in connection herewith or with the Note, the Revolving Credit Agreement, or any of the other Loan Documents, or resorting to any other guaranties, and Guarantor hereby waives the right to require Lender to join Borrower in any action brought hereunder or to commence any action against or obtain any judgment against Borrower or to pursue any other remedy or enforce any other right. Guarantor further agrees that nothing contained herein or otherwise shall prevent Lender from pursuing concurrently or successively all rights and remedies available to it at law and/or in equity or under the Note, Revolving Credit Agreement or any other Loan Documents, and the exercise of any of its rights or the completion of any of its remedies shall not constitute a discharge of any of Guarantor's obligations hereunder, it being the purpose and intent of the Guarantor that the obligations of such Guarantor hereunder shall be primary, absolute, independent and unconditional under any and all circumstances whatsoever. Neither Guarantor's obligations under this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Borrower under the Note, Revolving Credit Agreement or other Loan Documents or by reason of Borrower's bankruptcy or by reason of any creditor or bankruptcy proceeding instituted by or against Borrower. This Guaranty shall continue to be effective and be deemed to have continued in existence or be reinstated (as the case may be) if at any time payment of all or any part of any sum payable pursuant to the Note, Revolving Credit Agreement or any other Loan Document is rescinded or otherwise required to be returned by the payee upon the insolvency,
             bankruptcy,   or reorganization  of the payor,  all as though such
             payment to Lender had not been made, regardless of whether Lender contested the order requiring the return of such payment. The obligations of Guarantor pursuant to the preceding sentence shall survive any termination, cancellation, or release of this Guaranty.

        5) This Guaranty shall be assignable by Lender to any assignee of all or a portion of Lender's rights under the Loan Documents.


        6) If: (i) this Guaranty, the Note or any other Loan Document is placed in the hands of an attorney for collection or is collected through any legal proceeding; (ii) an attorney is retained to represent Lender in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors' rights and involving a claim under this Guaranty, the Note, the Revolving Credit Agreement, or any Loan Document; (iii) an attorney is retained to provide advice or other representation with respect to the Loan
             Documents in connection with an enforcement action or potential enforcement action; or (iv) an attorney is retained to represent Lender in any other legal proceedings whatsoever in connection with this Guaranty, the Note, any Competitive Bid Loan Note, the Revolving Credit Agreement, any of the Loan Documents, or any property subject thereto (other than any action or proceeding brought by any Lender or participant against the Administrative Agent (as defined in the Revolving Credit Agreement) alleging a breach by the Administrative Agent of its duties under the Loan Documents), then Guarantor shall pay to Lender upon demand all reasonable attorney's fees, costs and expenses, including, without limitation, court costs, filing fees, recording costs, expenses of foreclosure, title insurance premiums, survey costs, minutes of foreclosure, and all other costs and expenses incurred in connection therewith (all of which are referred to herein as "Enforcement Costs"), in addition to all other amounts due hereunder.

        7) The parties hereto intend that each provision in this Guaranty comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Guaranty is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions of this Guaranty to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Guaranty shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interest of Lender or the holder of the Note under the remainder of this Guaranty shall continue in full force and effect.

        8) Any indebtedness of Borrower to Guarantor now or hereafter existing is hereby subordinated to the Facility Indebtedness. Guarantor agrees that until the entire Facility Indebtedness has been paid in full, (i) Guarantor will not seek, accept, or retain for Guarantor's own account, any payment from Borrower on account of such subordinated debt, and (ii) any such payments to Guarantor on account of such subordinated debt shall be collected and received by Guarantor in trust for Lender and shall be paid over to Lender on account of the Facility Indebtedness without impairing or releasing the obligations of Guarantor hereunder.

        9) Guarantor waives and releases any claim (within the meaning of 11 U.S.C. ss. 101) which Guarantor may have against Borrower arising from a payment made by Guarantor under this Guaranty and agrees not to assert or take advantage of any subrogation rights of Guarantor or Lender or any right of Guarantor or Lender to proceed against
             (i) Borrower for reimbursement, or (ii) any other guarantor or any collateral security or guaranty or right of offset held by Lender for the payment of the Facility Indebtedness and performance of the Obligations, nor shall Guarantor seek or be entitled to seek any contribution or reimbursement from Borrower or any other guarantor in respect of payments made by Guarantor hereunder. It is expressly understood that the waivers and agreements of Guarantor set forth above constitute additional and cumulative benefits given to Lender for its security and as an inducement for its extension of credit to Borrower. Nothing contained in this Paragraph 10 is intended to prohibit Guarantor from making all distributions to its constituent shareholders which are required by law from time to time in order for Guarantor to maintain its status as a real estate investment trust in compliance with all applicable provisions of the Code (as defined in the Revolving Credit Agreement).

        10) Any amounts received by Lender from any source on account of any indebtedness may be applied by Lender toward the payment of such indebtedness, and in such order of application, as Lender may from time to time elect.

        11) The Guarantor hereby submits to personal jurisdiction in the State of Illinois for the enforcement of this Guaranty and waives any and all personal rights to object to such jurisdiction for the purposes of litigation to enforce this Guaranty. Guarantor hereby consents to the jurisdiction of either the Circuit Court of Cook County, Illinois, or the United States District Court for the Northern District of Illinois, in any action, suit, or proceeding which Lender may at any time wish to file in connection with this Guaranty or any related matter. Guarantor hereby agrees that an action, suit, or proceeding to enforce this Guaranty may be brought in any state or federal court in the State of Illinois and hereby waives any objection which Guarantor may have to the laying of the venue of any such action, suit, or proceeding in any such court; provided, however, that the provisions of this Paragraph shall not be deemed to preclude Lender from filing any such action, suit, or proceeding in any other appropriate forum.

        12) All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by telex or by facsimile and addressed or delivered to such party at its address set forth below or at such other address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received; any notice, if transmitted by telex or facsimile, shall be deemed given when transmitted (answerback confirmed in the case of telexes). Notice may be given as follows:

             To the Guarantor:

                      Equity Inns, Inc.
                      7700 Wolf River Boulevard
                      Germantown, Tennessee  38138
                      Attention:  Howard A. Silver
                      Telecopy:   (901) 754-7668

             With a copy to:

                      Hunton & Williams
                      1751 Pinnacle Drive
                      Suite 1700
                      McLean, Virginia  22102
                      Attention:  Gerald R. Best
                      Telecopy:   (703) 714-7410

             To the Lender:

                      c/o Bank One, NA, as agent
                      Corporate Real Estate Division
                      1 Bank One Plaza
                      Chicago, Illinois  60670-0151
                      Attention: Patricia Leung
                      Telecopy:  (312) 732-1117

             With a copy to:

                      Sonnenschein Nath & Rosenthal
                      8000 Sears Tower
                      Chicago, Illinois  60606
                      Attention: Patrick G. Moran, Esq.
                      Telecopy:  (312) 876-7934

or at such other address as the party to be served with notice may have furnished in writing to the party seeking or desiring to serve notice as a place for the service of notice.

        13) This Guaranty shall be binding upon the heirs, executors, legal and personal representatives, successors and assigns of Guarantor and shall inure to the benefit of Lender's successors and assigns.

        14) This Guaranty shall be construed and enforced under the internal laws of the State of Illinois.

        15) The liability of the entities comprising the Guarantor under this Guaranty shall be joint and several. The liability of Equity Inns Services, Inc. under this Guaranty shall not exceed a percentage (equal to the percentage partnership interest of Equity Inns Services, Inc. in EIP/WV) of the amount by which (A) the then-current fair market value of attributable to the Properties owned by EIP/WV exceeds (B) the then-current outstanding principal balance of all Indebtedness (other than the Obligations) of EIP/WV permitted under the Revolving Credit Agreement, calculated in each case as of the Maturity Date or the date of any earlier acceleration of the Obligations, as applicable.

        16) GUARANTOR AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS GUARANTY AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

    IN WITNESS WHEREOF, Guarantor has delivered this Guaranty as of the date first written above.

                                    EQUITY INNS, INC., a Tennessee corporation


                                    By:
                                         ---------------------------------------
                                    Its:
                                         ---------------------------------------


                                    EQUITY INNS TRUST, a Maryland real estate investment trust


                                    By:
                                         ---------------------------------------
                                    Its:
                                         ---------------------------------------


                                    EQUITY INNS SERVICES, INC., a Tennessee
                                    corporation


                                    By:
                                         ---------------------------------------
                                    Its:
                                         ---------------------------------------

STATE OF ___________                )
                                    )       SS.
COUNTY OF _________                 )


    I, the undersigned, a Notary Public, in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that , of Equity Inns, Inc., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

    GIVEN under my hand and Notarial Seal, this day of October, 2000.




                                            ------------------------------------
                                            Notary Public

STATE OF ___________                )
                                    )       SS.
COUNTY OF _________                 )


    I, the undersigned, a Notary Public, in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that , of Equity Inns Trust, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act of said trust, for the uses and purposes therein set forth.

    GIVEN under my hand and Notarial Seal, this day of October, 2000.


                                            ------------------------------------
                                            Notary Public

STATE OF ___________                )
                                    )       SS.
COUNTY OF _________                 )


    I, the undersigned, a Notary Public, in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that , of Equity Inns Services, Inc., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act of said trust, for the uses and purposes therein set forth.

    GIVEN under my hand and Notarial Seal, this day of October, 2000.



                                      ------------------------------------------
                                      Notary Public

                                    EXHIBIT E

                          OPINION OF TENNESSEE COUNSEL

             See Opinion dated of even date from Hunton & Williams.

                                    EXHIBIT F

                           OPINION OF ILLINOIS COUNSEL

           See Opinion dated of even date from Schiff Hardin & Waite.

                                    EXHIBIT G

                            OPINION OF LOCAL COUNSEL

                                    EXHIBIT H

                               WIRING INSTRUCTIONS

     To:        Bank One, NA,
                as Administrative Agent (the "Agent")
                under the Credit Agreement Described Below

       Re: Secured Revolving Credit Agreement, dated as of October 26, 2000 (as amended, modified, renewed or extended from time to time, the "Agreement"), among Equity Inns Partnership, L.P., Equity Inns/West Virginia Partnership, L.P. and Equity Inns Partnership II, L.P. (collectively, the "Borrower"), Bank One, NA, individually and as Administrative Agent, Credit Lyonnais New York Branch, individually and as Syndication Agent, Bank of America, NA, individually and as Documentation Agent, and the Lenders named therein. Terms used herein and not otherwise defined shall have the meanings assigned thereto in the Credit Agreement.

    The Administrative Agent is specifically authorized and directed to act upon the following standing money transfer instructions with respect to the proceeds of Advances or other extensions of credit from time to time until receipt by the Administrative Agent of a specific written revocation of such instructions by the Borrower, provided, however, that the Administrative Agent may otherwise transfer funds as hereafter directed in writing by the Borrower in accordance with Section 15.1 of the Agreement or based on any telephonic notice made in accordance with the Agreement.

Facility Identification Number(s)
                                 -----------------------------------------------

Customer/Account Name: Equity Inns Partnership, L.P., Equity Inns/West Virginia Partnership, L.P. and Equity Inns Partnership II, L.P.

Transfer Funds To:  Bank One, NA



For Account No.
               -----------------------------------------------------------------

Reference/Attention To
                      ----------------------------------------------------------

Authorized Officer (Customer Representative)       Date
                                                        ------------------------



--------------------------------------------       -----------------------------
(Please Print)                                     Signature

Bank Officer Name




--------------------------------------------       -----------------------------
(Please Print)                                     Signature

    (Deliver Completed Form to Credit Support Staff For Immediate Processing)

                                    EXHIBIT I

                         FORM OF COMPLIANCE CERTIFICATE


Under Credit Agreement dated as of October ___, 2000, between Equity Inns Partnership, L.P., Equity Inns / West Virginia Partnership, L.P. and Equity Inns Partnership II, L.P., as Borrower and Bank One, NA ("Bank One") as Administrative agent, Credit Lyonnais New York Branch as Syndication Agent and Co-Lead Arranger/Book Manager, Bank of America, N.A., as Documentation Agent, and the Lenders defined therein (the "Credit Agreement").

The undersigned, as _________ of Equity Inns Partnership L.P., and as __________ of Equity Inn / West Virginia Partnership L.P., pursuant to Section 8.2 of the Credit Agreement, hereby certify to Bank One as Administrative Agent as follows:

1. A review of the activities of Borrower during the most recent ended fiscal quarter (which quarter ended _______) of the Borrower has been made under my supervision.

2. As of the date hereof, all of the representations and warranties of Borrower contained in the Credit Agreement and each of the Loan Documents (as defined in the Credit Agreement) are true and correct in all material respects (except to the extent that they speak to a specific date or are based on facts which have changed by transactions expressly contemplated or permitted by the Credit Agreement).

3. No event has occurred and is continuing which constitutes an Event of Default or a potential Event of Default.

4. The following Borrowing Base computation for the most recent ended fiscal quarter, together with the supporting schedule attached hereto is true and correct:

         A.  Total Collateral Pool Asset Values          $______________________
         B.  55% of A                                    $______________________
         C.  The principal amount which would produce
             an Included Collateral Pool Debt Service
             Coverage Ratio of 1.75 (from 1L of
             Schedule I)                                 $______________________
         D.  55% of the total Collateral Pool Asset
             Values of the Excluded Properties           $______________________
         E.  C plus D                                    $______________________
         F.  The lesser of B and E                       $______________________
         G.  Allocated Facility Amount                   $______________________
                                                          G must be less than or
                                                          Equal to F


5. The following covenant computations, for the most recent ended fiscal quarter, together with the supporting schedule attached hereto, are true and correct:

9.3      Leverage.

         A.  Total Indebtedness                          $______________________
         B.  EBITDA                                      $______________________
         C.  A divided by B                              $______________________
         D.  4.75
         E.  4.50                                     C must be less than or
                                                      equal to D before April 1,
                                                      2002 and less than or
                                                      equal to E thereafter

9.3      Additional Recourse Indebtedness

         A.  Recourse Indebtedness of the Consolidated
             Group                                       $______________________
         B.  Allocated Facility Amount                   $______________________
         C.  $50,000,000
         D.  B plus C                                    $______________________
                                                          A must be less than or
                                                          equal to D

9.4      Dividends

I.      A.  Total dividends for the past four quarters
            (excluding preferred stock)                  $______________________

        B.  Total amount paid for stock repurchases
            for the past four quarters                   $______________________

        C.  A plus B                                     $______________________

        D.  90% of the Funds From Operations for the
            past four quarters                           $______________________
                                                          D must be less than
                                                          or equal to C

II.    A. Total dividends for the past four quarters
          (excluding preferred stock)                    $______________________

        B.  110% of Free Cash Flow                       $______________________
                                                          A must be less than or
                                                          equal to B through
                                                          quarter ending 9-30-00

        C.  105% of Free Cash Flow                       $______________________
                                                          A must be less than or
                                                          equal to C from
                                                          quarter ending
                                                          12-31-00 through
                                                          quarter ending
                                                          12-31-01

        D.  100% of Free Cash Flow                       $______________________
                                                          A must be less than or
                                                          equal to D from
                                                          quarter ending 3-31-02
                                                          through the Maturity
                                                          Date

III.   A. Total dividends for the past four quarters
          (excluding preferred stock)                    $______________________

        B.  Total amount paid for stock repurchases
            for the past four quarters                   $______________________

        C.  A plus B                                     $______________________

        D.  Free Cash Flow                               $______________________

        E.  50% of Net Cash Proceeds from the sales
            of Properties for the past four quarters     $______________________

        F.  D plus E                                     $______________________

       G.   110% of F                                    $______________________
                                                          C must be less than or
                                                          equal to G through
                                                          quarter ending 9-30-00

       H.   105% of F                                    $______________________
                                                          C must be less than or
                                                          equal to H from
                                                          quarter ending
                                                          12-31-00 through
                                                          quarter ending
                                                          12-31-01

       I. 100% of F                                      $______________________
                                                          C must be less than or
                                                          equal to I from
                                                          quarter ending 3-31-02
                                                          through the Maturity
                                                          Date

9.5      Floating Rate Debt

       A. Floating Rate Debt                             $______________________
                                                          Must be less than
                                                          $150mm


9.7      FF&E Expenditures.

         A.   Total actual expenditures of the
              Consolidated Group for FF&E replacement
              and approved capital improvements for
              the Properties for the past four quarters. $______________________

         B.   Amount of reserves maintained on the
              balance sheet on the last day of the
              period by the Consolidated Group for
              FF&E replacement and approved capital
              improvements less the amount of such
              reserves maintained as of the first day
              of the period.                             $______________________

         C.   Sum of A plus B                            $______________________

         D.   4% of gross room revenues for the past
              four quarters for the Properties           $______________________
                                                          C must be greater than
                                                          or equal to D

9.8(a)   Minimum Tangible Net Worth.

         A.   Tangible Net Worth of the Consolidated
              Group                                      $______________________

         B.   80% of Tangible Net Worth at 6/30/00       $______________________

         C.   75% of equity interest issued after
              6/30/00                                    $______________________

         D.   Sum of B and C                             $______________________
                                                          A must be greater than
                                                          or equal to D

9.8(b)   Minimum Fixed Charge Coverage

         A.   Adjusted EBITDA for the most recent
              12 calendar months                         $______________________

         B.   Ground Lease Expense for the most
              recent 12 calendar months                  $______________________

         C.   Sum of A plus B                            $______________________

         D.   Fixed Charges for the most recent
              12 calendar months                         $______________________

         E.   C divided by D                             $______________________
                                                          E must be greater than
                                                          or equal to 1.75

9.8(c)   Minimum Interest Coverage

         A.   Adjusted EBITDA for the most recent
              12 calendar months                         $______________________

         B.   Interest Expense for the most recent
              12 calendar months                         $______________________

         C.   A divided by B                              ______________________
                                                          C should be greater
                                                          than or equal to 2.25


8.3      Limitations on Properties Under Development

         A.   Aggregate Total Cost of all Properties
              Under Development                          $______________________

         B.   10% of Total Cost of all Properties
              owned by the Consolidated Group            $______________________
                                                          A must be less than or
                                                          equal to B

9.11     Share Repurchase

         A.   Total amount paid by Equity Inns for
              stock repurchase during the most
              recently completed quarter                 $______________________

         B.   Amount Available for repurchases during
              such quarter (from last quarter's
              compliance certificate)                    $______________________
                                                          A must be less than or
                                                          equal to B.

         C.   $0

         D.   Free Cash Flow of the Consolidated
              Group for the Prior 4 Quarters minus
              any amounts attributable to dividend
              payments (other than Preferred Stock
              Expense) and stock repurchases             $______________________

         E.   The greater of C and D                     $______________________

         F.   50% of E                                   $______________________

         G.   Net Cash Proceeds from sales of
              Properties during the Prior 4 Quarters.    $______________________

         H.   50% of G                                   $______________________

         I.   The maximum aggregate amount of stock
              repurchases from Net Cash Proceeds
              permitted per Section 9.11 of the
              Credit Agreement minus Stock Repurchases
              from Net Cash Proceeds in prior periods
              (see Item 9E in Schedule I)                $______________________

         J.   The lesser of H and I                      $______________________

         K.   The sum of F and J = Amount available
              for stock repurchases during Current
              Quarter                                    $______________________


The following computation of the limits imbedded in the definitions, together with the supporting schedule attached hereto, is true and correct.

Limitations in Borrowing Base (See definition of "Eligible Property")

             Borrower Properties
         A.   Borrowing Base

         B.   Total Collateral Pool Asset Values
              of Properties which are, directly or
              indirectly, wholly owned and controlled
              by Borrower                                $______________________

         C.   B divided by A                              _____________________%
                                                          C must be greater than
                                                          or equal to 90%

         Fee Simple Properties
         D.   Total Collateral Pool Asset Values of
              Properties which are, directly or
              indirectly, held in fee simple by
              Borrower or a Wholly-Owned Subsidiary      $______________________

         E.   D divided by A                              _____________________%
                                                          E must be greater than
                                                          or equal to 90%

         State Concentration
         F.   Total Collateral Pool Asset Values of
              all Collateral Pool Assets located in
              the state containing the Properties
              which makes up the greatest percentage
              of the Borrowing Base                      $______________________

         G.   F divided by A                              _____________________%
                                                          G must be less than or
                                                          equal to 25%

         Individual Asset Concentration
         H.   Collateral Pool Asset Value of the
              Collateral Pool Asset which makes up
              the greatest percentage of the Borrowing
              Base                                       $______________________

         I.   H divided by A                              _____________________%
                                                          I must be less than or
                                                          equal to 20%

         Properties Under Development
         J.   Total amount of the Borrowing Base
              attributable to Properties Under
              Development                                $______________________

         K.   60% of the Aggregate Total Cost of
              all Properties Under Development
              included in the Borrowing Base             $______________________

         L.   $15,000,000                                $______________________

         M.   $25,000,000 minus the book value
              of the Consolidated Group's investment
              in Excluded Investment Affiliates          $______________________

         N.   The lesser of K, L, and M                  $______________________
                                                          Must be greater than
                                                          or equal to J


Limitation on Excluded Investment Affiliates (see definition)

Ownership Percentage
A.       The largest Consolidated Group
         Pro Rata Share of any Investment Affiliate      $______________________
                                                          A must be less than
                                                          20%

Book Value
B.       The aggregate book value of the Consolidated
         Group's investment in all Excluded Investment
          Affiliates                                     $______________________

C.       $15,000,000

D.       $25,000,000

E.       The amount of the Borrowing Base attributable
         to Projects Under Development                   $______________________

F.       D minus E                                       $______________________

G.       The lesser of C and F                           $______________________
                                                          B must be less than or
                                                          equal to G

Indebtedness
H.       Consolidated Group Pro Rata Share
         of the aggregate Indebtedness of all
         Excluded Investment Affiliates (other than
         those for which no investment is reported
         on the balance sheet of the Consolidated
         Group)                                          $______________________
                                                          H must be less than or
                                                          equal to $45,000,000

In addition, the Consolidated Group does not have voting control of, or the ability to otherwise direct the actions of any Investment Affiliate, and no Investment Affiliate has Indebtedness which is recourse to, or guaranteed by, any member of the Consolidated Group.


Date:
     ---------------------------------------

 By:
    ----------------------------------------

 Name:
      --------------------------------------

 Title:
       -------------------------------------

                                   SCHEDULE I
                            CALCULATION OF COVENANTS



1.      Included Collateral Pool Debt Service Coverage Ratio

         A.   Net Operating Income of all Included
              Collateral Pool Assets for the past
              four quarters                              $______________________

         B.   Agreed FF&E Reserve for the past four
              quarters                                   $______________________

         C.   A minus B                                  $______________________

         D.   C divided by 1.75 = annual debt service
              payment amount resulting in 1.75 Included
              Collateral Pool Debt Service Coverage
              Ratio                                      $______________________

         E.   Average Interest Rate for the Facility
              or the past 4 quarters                      _____________________%

         F.   D divided by E                             $______________________

         G.   Yield on 10-year Treasuries as of the
              last Business Day of the most recently
              completed quarter.                          _____________________%

         H.   2.50%

         I.   G plus H                                   $______________________

         J.   Debt Service Constant for loan with
              equal monthly payments and an interest
              rate equal to I above and a 25 year
              amortization Schedule.                      _____________________%

         K.   D divided by J                             $______________________

         L    The lesser of F and K (The principal
              amount which would produce an
              Included Collateral Pool Debt Service
              Coverage Ratio of 1.75)                    $______________________

   2.    Total Cost

         A.       Book Value of all Properties owned
                  by the Consolidated Group              $______________________

         B.       Accumulated Depreciation on such
                  Properties                             $______________________

         C.       Consolidated Group Pro Rata Share
                  of the book value of all properties
                  owned by Investment Affiliates         $______________________


         D.       Consolidated Group Pro Rata Share
                  of the depreciation associated with
                  such Properties owned by Investment
                  Affiliates                             $______________________

         E.       Sum of A, B, C, and D                  $
                                                          ======================

3.       Total Indebtedness

         A.       Indebtedness of the Consolidated Group

                  1.  indebtedness for borrowed money    $______________________

                  2.  obligations under financing and
                      capital leases                     $______________________

                  3.  Guarantee Obligations              $______________________

                  4.  Letters of credit                  $______________________

                  5.  Other items which constitute
                      Indebtedness not included in the
                      above                              $______________________

         B. Consolidated Group Pro Rata Share of all Indebtedness of any Investment Affiliate other than Excluded Investment Affiliates (to the extent not included in A)

                  1.  Indebtedness for borrowed money    $______________________

                  2.  Obligations under financing and
                      capital leases                     $______________________

                  3.  Guarantee Obligations              $______________________

                  4.  Letters of Credit                  $______________________

                  5.  Other items which constitute
                      Indebtedness not included in
                      the above                          $______________________


         C.       Sum of A and B equals Total
                  Indebtedness                           $______________________


4.       EBITDA for the most recent twelve full calendar months

         A.       EBITDA of the Consolidated Group
                  excluding income from Investment
                  Affiliates                             $______________________

         B.       Consolidated Group Pro Rata Share
                  of EBITDA of Investment Affiliates
                  other than Excluded Investment
                  Affiliates                             $______________________

         C.       All extraordinary items included
                  in A or B                              $______________________

         D.       All gains or losses from sale of
                  assets                                 $______________________

         E.       Sum of A plus B less sum of C
                  plus D equals EBITDA                   $______________________

5.       Adjusted EBITDA for the most recent 12 full calendar months

         A.       EBITDA for the most recent 12 full
                  calendar months                        $______________________

         B.       4% of gross room revenues for the
                  past four quarters on all Properties   $______________________

         C.       A minus B equals Adjusted EBITDA       $______________________

6.       Interest Expense for the most recent twelve full calendar months

         A.       Interest Expense of the Consolidated
                  Group                                  $______________________

         B.       Consolidated Group Pro Rata Share
                  of any accrued or paid interest of
                  an Investment Affiliate (other than
                  Excluded Investment Affiliates)        $______________________

         C.       Sum of A plus B equals Interest
                  Expense                                $______________________

7.       Fixed Charges for the most recent twelve full calendar months

         A.       Interest Expense                       $______________________

         B.       Regularly scheduled principal
                  payments of Indebtedness of the
                  Consolidated Group                     $______________________

         C.       Consolidated Group Pro Rata Share
                  of any regularly scheduled principal
                  payments of an Investment Affiliate
                  (other than Excluded Investment
                  Affiliates)                            $______________________

         D.       Preferred Stock Expense                $______________________

         E.       Ground Lease Expense                   $______________________

         F.       Sum of A, B, C, D, and E equals
                  Fixed Charges                          $______________________

8.       Free Cash Flow for the past four Quarters

         A.       Funds From Operations for the past
                  four quarters                          $______________________

         B.       Aggregate Room Revenue for the past
                  four quarters on all Properties        $______________________

         C.       B multiplied by 4%.

         D.       Scheduled principal payments on all
                  Indebtedness of the Consolidated
                  Group for the past four quarters       $______________________

         E.       Preferred Stock Expense for the
                  past four quarters                     $______________________

         F.       A minus the sum of C, D and E
                  equals Free Cash Flow                  $______________________

9.       Stock Repurchase from Net Cash Proceeds

         A.       Net Cash Proceeds for most recent
                  quarter                                $______________________

         B.       Net Cash Proceeds for the first
                  three of the last four quarters        $______________________

         C.       Total Net Cash Proceeds for last
                  four quarters                          $______________________

         D.       Stock repurchased during most
                  recent quarter from Net Cash
                  Proceeds                               $______________________

         E.       Cumulative amount of Stock
                  repurchased during the term of the
                  Facility from Net Cash Proceeds        $______________________

                                    EXHIBIT J


             MINIMUM SPECIFICATIONS FOR ENVIRONMENTAL INVESTIGATIONS

                  The following are Guidelines for the qualification of firms and environmental professionals and for information to be included in Environmental Site Assessments. These standards include the minimum elements common to acceptable site assessments. Generally, it is intended for the standards to be consistent with those outlined in the American Society for Testing and Materials ("ASTM") Designation: E 1527-93.

Qualifications of Investigating Firm
                  The firm or  environmental  professional  must have 5 years of experience in hazardous substances investigation. The environmental professional supervising and signing the report should be experienced in environmental site investigations, and should have relevant environmental experience and technical qualifications, such as demonstrated by professional registration and/or advanced education in related disciplines. The firm or environmental professional performing the work should have adequate professional liability insurance. Borrower and Lenders may agree in advance on qualified firms or environmental professionals that will conduct the Phase I Reports. Borrower may from time to time select other firms or environmental professionals that meet the minimum qualifications set out above to conduct a Phase I Report, subject to approval of the Administrative Agent, which approval shall not be unreasonably withheld or delayed.

Depth of Reporting Required
                  Phase I - consists of site description, review of historical and regulatory data and physical inspection. The firm or environmental professional will follow the standard practices set out in the ASTM E 1527-93 guidelines in conducting the Phase I Site Assessment and drafting the Report and in preparing the Findings and Conclusions.
All deletions and deviations from the ASTM E 1527-93 guidelines shall be listed individually and in detail. As an additional component of the Phase I Site Assessment, the firm or environmental professional will conduct an asbestos survey or inspection in accordance with the protocols set by OSHA under the Occupational Safety & Health Act (including protocols set forth under the Asbestos Hazard Emergency Response Act (AHERA) that are incorporated into the OSHA protocols) unless an alternate protocol is approved by the Administrative Agent. In all events such survey or inspection shall comply with all applicable Environmental Laws, including, but not limited to, 29 C.F.R. ss. 1910.1001. The firm or environmental professional will also conduct a lead-based paint survey or inspection when necessary, including but not limited to prior to demolition or renovation work and as required by all applicable Environmental Laws, including, but not limited to 29 C.F.R. ss. ss. 1910.1025 and 1926.62. If no potential contamination is indicated, the report should so state, and a specific statement should be made that no further investigation is required.
                  Phase II - If a Phase I examination indicates the presence of recognized environmental conditions which would warrant further appropriate inquiry, the consultant should document the basis for that conclusion, recommend a testing program for further evaluation, including the areas to be tested and, if appropriate, the hazardous constituents of concern, sampling procedures to be used and methods used to assess the samples. If after evaluating the recommendation, the Borrower determines that a Phase II is necessary, then the Borrower will request the firm or environmental professional to prepare a bid, and may solicit competitive bids from other firms or environmental professionals. The Phase II Report should document the extent, and, if possible, source, of contamination so that the Borrower can assess whether remediation is required under applicable Environmental Laws. If the Borrower plans to conduct remediation estimated to cost more than $250,000 for any Project, the Borrower will promptly provide written notice to the Administrative Agent. If the Borrower does not follow the recommendation of the firm or environmental professional to conduct a Phase II investigation or remediation for any Project, the Borrower will promptly provide written notice to the Administrative Agent. Reliance on Phase I Report The Phase I Report shall include a statement that the firm or environmental professional acknowledges that the Lenders will be relying on the Report.

                                    EXHIBIT K

                          FORM OF ASSIGNMENT AGREEMENT



         This Assignment Agreement (this "Assignment Agreement") between (the "Assignor") and (the "Assignee") is dated as of , 20 . The parties hereto agree as follows:

         1. PRELIMINARY STATEMENT. The Assignor is a party to an Secured Revolving Credit Agreement (which, as it may be amended, modified, renewed or extended from time to time is herein called the "Credit Agreement") described in
Item 1 of Schedule 1 attached hereto ("Schedule 1"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.

         2. ASSIGNMENT AND ASSUMPTION. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement such that after giving effect to such assignment the Assignee shall have purchased pursuant to this Assignment Agreement the percentage interest specified in Item 3 of Schedule 1 of all outstanding rights and obligations under the Credit Agreement and the other Loan Documents. The aggregate Commitment (or Loans, if the applicable Commitment has been terminated) purchased by the Assignee hereunder is set forth in Item 4 of Schedule 1.

         3. EFFECTIVE DATE. The effective date of this Assignment Agreement (the "Effective Date") shall be the later of the date specified in Item 5 of Schedule 1 or two (2) Business Days (or such shorter period agreed to by the Administrative Agent) after a Notice of Assignment substantially in the form of Exhibit "I" attached hereto has been delivered to the Agent. In no event will the Effective Date occur if the payments required to be made by the Assignee to the Assignor on the Effective Date under Sections 4 and 5 hereof are not made on the proposed Effective Date, unless otherwise agreed to in writing by Assignor and Assignee. The Assignor will notify the Assignee of the proposed Effective Date no later than the Business Day prior to the proposed Effective Date. As of the Effective Date, (i) the Assignee shall have the rights and obligations of a Lender under the Loan Documents with respect to the rights and obligations assigned to the Assignee hereunder and (ii) the Assignor shall relinquish its rights and be released from its corresponding obligations under the Loan Documents with respect to the rights and obligations assigned to the Assignee hereunder.

         4. PAYMENTS OBLIGATIONS. On and after the Effective Date, the Assignee shall be entitled to receive from the Administrative Agent all payments of principal, interest and fees with respect to the interest assigned hereby. The Assignee shall advance funds directly to the Administrative Agent with respect to all Loans and reimbursement payments made on or after the Effective Date with respect to the interest assigned hereby. [In consideration for the sale and assignment of Loans hereunder, (i) the Assignee shall pay the Assignor, on the Effective Date, an amount equal to the principal amount of the portion of all Adjusted Alternate Base Rate Loans assigned to the Assignee hereunder and (ii) with respect to each ratable LIBOR Advance made by the Assignor and assigned to the Assignee hereunder which is outstanding on the Effective Date, (a) on the last day of the Interest Period therefor or (b) on such earlier date agreed to by the Assignor and the Assignee or (c) on the date on which any such Loan either becomes due (by acceleration or otherwise) or is prepaid (the date as described in the foregoing clauses (a), (b) or (c) being hereinafter referred to as the "Fixed Due Date"), the Assignee shall pay the Assignor an amount equal to the principal amount of the portion of such Loan assigned to the Assignee which is outstanding on the Fixed Due Date. If the Assignor and the Assignee agree that the applicable Fixed Due Date for such Loan shall be the Effective Date, they shall agree, solely for purposes of dividing interest paid by the Borrower on such Loan, to an alternate interest rate applicable to the portion of such Loan assigned hereunder for the period from the Effective Date to the end of the related Interest Period (the "Agreed Interest Rate") and any interest received by the Assignee in excess of the Agreed Interest Rate, with respect to such Loan for such period, shall be remitted to the Assignor. In the event a prepayment of any Loan which is existing on the Effective Date and assigned by the Assignor to the Assignee hereunder occurs after the Effective Date but before the applicable Fixed Due Date, the Assignee shall remit to the Assignor any excess of the funding indemnification amount paid by the Borrower under Section 4.4 of the Credit Agreement an account of such prepayment with respect to the portion of such Loan assigned to the Assignee hereunder over the amount which would have been paid if such prepayment amount were calculated based on the Agreed Interest Rate and only covered the portion of the Interest Period after the Effective Date. The Assignee will promptly remit to the Assignor (i) the portion of any principal payments assigned hereunder and received from the Administrative Agent with respect to any such Loan prior to its Fixed Due Date and (ii) any amounts of interest on Loans and fees received from the Administrative Agent which relate to the portion of the Loans assigned to the Assignee hereunder for periods prior to the Effective Date, in the case of ratable Adjusted Alternate Base Rate Loans or Fees, or the Fixed Due Date, in the case of LIBOR Loans, and not previously paid by the Assignee to the Assignor.]* In the event that either party hereto receives any payment to which the other party hereto is entitled under this Assignment Agreement, then the party receiving such amount shall promptly remit it to the other party hereto.

         5. FEES PAYABLE BY THE ASSIGNEE. The Assignee shall pay to the Assignor a fee on each day on which a payment of interest or Commitment Fees or Facility Letter of Credit Fees is made under the Credit Agreement with respect to the amounts assigned to the Assignee hereunder (other than a payment of interest or Commitment Fees or Facility Letter of Credit Fees attributable to the period prior to the Effective Date or, in the case of LIBOR Loans, the Payment Date, which the Assignee is obligated to deliver to the Assignor pursuant to Section 4 hereof). The amount of such fee shall be the difference between (i) the interest or fee, as applicable, paid with respect to the amounts assigned to the Assignee hereunder and (ii) the interest or fee, as applicable, which would have been paid with respect to the amounts assigned to the Assignee hereunder if each interest rate was calculated at the rate of % rather than the actual percentage used to calculate the interest rate paid by the Borrower or if the Commitment Fee or Facility Letter of Credit Fee was calculated at the rate of % rather than the actual percentage used to calculate the Commitment Fee or Facility Letter of Credit Fee paid by the Borrower, as applicable. In addition, the Assignee agrees to pay ___% of the fee required to be paid to the Agent in connection with this Assignment Agreement. [This sentence can be revised appropriately based on how the fee is being paid.] *Each Assignor may insert its standard provisions in lieu of the payment terms included in Sections 4 and 5 of this Exhibit.

         6. REPRESENTATIONS OF THE ASSIGNOR; LIMITATIONS ON THE ASSIGNOR'S LIABILITY. The Assignor represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim created by the Assignor. It is understood and agreed that the assignment and assumption hereunder are made without recourse to the Assignor and that the Assignor makes no other representation or warranty of any kind to the Assignee. Neither the Assignor nor any of its officers, directors, employees, agents or attorneys shall be responsible for (i) the due execution, legality, validity, enforceability, genuineness, sufficiency or collectability of any Loan Document, including without limitation, documents granting the Assignor and the other Lenders a security interest in assets of the Borrower or any guarantor, (ii) any representation, warranty or statement made in or in connection with any of the Loan Documents, (iii) the financial condition or creditworthiness of the Borrower or any guarantor, (iv) the performance of or compliance with any of the terms or provisions of any of the Loan Documents, (v) inspecting any of the Property, books or records of the Borrower, its Subsidiaries or Investment Affiliates, (vi) the validity, enforceability, perfection, priority, condition, value or sufficiency of any collateral securing or purporting to secure the Loans or (vii) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans or the Loan Documents.

         7. REPRESENTATIONS OF THE ASSIGNEE. The Assignee (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements requested by the Assignee and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement, (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Syndication Agent, the Assignor or any other Lender and based on such documents and information at it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender,
(v) agrees that its payment instructions and notice instructions are as set forth in the attachment to Schedule 1, (vi) confirms that none of the funds, monies, assets or other consideration being used to make the purchase and assumption hereunder are "plan assets" as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be "plan assets" under ERISA, [and (vii) attaches the forms prescribed by the Internal Revenue Service of the United States certifying that the Assignee is entitled to receive payments under the Loan Documents without deduction or withholding of any United States federal income taxes].** **to be inserted if the Assignee is not incorporated under the laws of the United States, or a state thereof.

         8. INDEMNITY. The Assignee agrees to indemnify and hold the Assignor harmless against any and all losses, costs and expenses (including, without limitation, reasonable attorneys' fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee's non-performance of the obligations assumed under this Assignment Agreement.

         9. SUBSEQUENT ASSIGNMENTS. After the Effective Date, the Assignee shall have the right pursuant to Section 13.3.1 of the Credit Agreement to assign the rights which are assigned to the Assignee hereunder to any entity or person, provided that (i) any such subsequent assignment does not violate any of the terms and conditions of the Loan Documents or any law, rule, regulation, order, writ, judgment, injunction or decree and that any consent required under the terms of the Loan Documents has been obtained and (ii) unless the prior written consent of the Assignor is obtained, the Assignee is not thereby released from its obligations to the Assignor hereunder, if any remain unsatisfied, including, without limitation, its obligations under Sections 4, 5 and 8 hereof.

         10. REDUCTIONS OF AGGREGATE COMMITMENT. If any reduction in the Aggregate Commitment occurs between the date of this Assignment Agreement and the Effective Date, the percentage interest specified in Item 3 of Schedule 1 shall remain the same, but the dollar amount purchased shall be recalculated based on the reduced Aggregate Commitment.

         11. ENTIRE AGREEMENT. This Assignment Agreement and the attached Notice of Assignment embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings between the parties hereto relating to the subject matter hereof.

         12. GOVERNING LAW. This Assignment Agreement shall be governed by the internal law, and not the law of conflicts, of the State of Illinois.

         13. NOTICES. Notices shall be given under this Assignment Agreement in the manner set forth in the Credit Agreement. For the purpose hereof, the addresses of the parties hereto until notice of a change is delivered) shall be the address set forth in the attachment to Schedule 1.


         IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement by their duly authorized officers as of the date first above written.

                                    [NAME OF ASSIGNOR]



                                    By:
                                         ---------------------------------------
                                    Title:
                                         ---------------------------------------


                                    [NAME OF ASSIGNEE]



                                    By:
                                         ---------------------------------------
                                    Title:
                                         ---------------------------------------

                                  SCHEDULE 1 TO
                              ASSIGNMENT AGREEMENT



1.       Description and Date of Credit Agreement:

2.       Date of Assignment Agreement:               , 19
                                        -------------    --

3.       Amounts (As of Date of Item 2 above):

                  a.       Aggregate Commitment
                           (Loans)* under
                           Credit Agreement              $______________________

                  b.       Assignee's Percentage
                           of the Aggregate Commitment
                           purchased under this
                           Assignment Agreement**         _____________________%

         4.       Amount of Assignee's Commitment
                  (Loan Amount)* Purchased under
                  this Assignment Agreement              $______________________

         5.       Amount of Assignor's Commitment
                  (Loan Amount) After Purchase under
                  this Assignment Agreement              $______________________

         6.       Proposed Effective Date:




Accepted and Agreed:

[NAME OF ASSIGNOR]                             [NAME OF ASSIGNEE]



By:_________________________________           By:______________________________

Title:______________________________           Title:___________________________



 * If a Commitment has been terminated, insert outstanding Loans in place of Commitment
** Percentage taken to 10 decimal places

                           ATTACHMENT TO SCHEDULE 1 TO
                              ASSIGNMENT AGREEMENT



     Attach Assignor's Administrative Information Sheet, which must include notice address and account information for the Assignor and the Assignee

                                 EXHIBIT "I" TO
                              ASSIGNMENT AGREEMENT

                              NOTICE OF ASSIGNMENT



                                                          ________________, 20__



To:      [NAME OF ADMINISTRATIVE AGENT]


From:    [NAME OF ASSIGNOR] (the "Assignor")

         [NAME OF ASSIGNEE] (the "Assignee")



                      i) We refer to that  Secured  Revolving  Credit  Agreement
                (the "Credit Agreement") described in Item 1 of Schedule 1 attached hereto ("Schedule 1"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.

             ii)This Notice of Assignment (this "Notice") is given and delivered to the Administrative Agent pursuant to Section 13.3.1 of the Credit Agreement.

             iii) The Assignor and the Assignee  have entered into an Assignment
                Agreement, dated as of , 20 (the "Assignment"), pursuant to which, among other things, the Assignor has sold, assigned, delegated and transferred to the Assignee, and the Assignee has purchased, accepted and assumed from the Assignor the percentage interest specified in Item 3 of Schedule 1 of all outstandings, rights and obligations under the Credit Agreement. From and after such purchase, the Assignee's Commitment shall be the amount specified in Item 4 of Schedule 1 and the Assignor's Commitment shall be the amount specified in Item 5 of Schedule
                1. The Effective Date of the Assignment shall be the later of the date specified in Item 5 of Schedule 1 or two (2) Business Days (or such shorter period as agreed to by the Administrative Agent) after this Notice of Assignment and any fee required by
                Section 13.3.1 of the Credit Agreement have been delivered to the Administrative Agent, provided that the Effective Date shall not occur if any condition precedent agreed to by the Assignor and the Assignee or set forth in Section 13 of the Credit Agreement has not been satisfied.

             iv)The Assignor and the Assignee hereby give to the  Administrative
                Agent notice of the assignment and delegation referred to herein. The Assignor will confer with the Administrative Agent before the date specified in Item 6 of Schedule 1 to determine if the Assignment Agreement will become effective on such date pursuant to Section 3 hereof, and will confer with the Administrative Agent to determine the Effective Date pursuant to
                Section 3 hereof if it occurs thereafter. The Assignor shall notify the Administrative Agent if the Assignment Agreement does not become effective on any proposed Effective Date as a result of the failure to satisfy the conditions precedent agreed to by the Assignor and the Assignee. At the request of the Administrative Agent, the Assignor will give the Administrative Agent written confirmation of the satisfaction of the conditions precedent.

             v) The  Assignor or the  Assignee  shall pay to the  Administrative
                Agent on or before the Effective Date the processing fee of $3,000 required by Section 13.3.1 of the Credit Agreement.

             vi)If Notes are outstanding on the Effective Date, the Assignor and the Assignee request and direct that the Administrative Agent prepare and cause the Borrower to execute and deliver new Notes or, as appropriate, replacements notes, to the Assignor and the Assignee. The Assignor and, if applicable, the Assignee each agree to deliver to the Administrative Agent the original Note received by it from the Borrower upon its receipt of a new Note in the appropriate amount.

             vii) The Assignee advises the Administrative  Agent that notice and payment instructions are set forth in the attachment to Schedule 1.

             viii)The Assignee  hereby  represents and warrants that none of the funds, monies, assets or other consideration being used to make the purchase pursuant to the Assignment are "plan assets" as defined under ERISA and that its rights, benefits, and interests in and under the Loan Documents will not be "plan assets" under ERISA.

             ix)The Assignee  authorizes the Administrative  Agent to act as its agent under the Loan Documents in accordance with the terms thereof. The Assignee acknowledges that the Administrative Agent has no duty to supply information with respect to the Borrower or the Loan Documents to the Assignee until the Assignee becomes a party to the Credit Agreement.*

*May be eliminated if Assignee is a party to the Credit Agreement prior to the Effective Date.

NAME OF ASSIGNOR                               NAME OF ASSIGNEE



By:_________________________________           By:______________________________


Title:______________________________           Title:___________________________




ACKNOWLEDGED AND CONSENTED TO
BY BANK ONE, NA,
as Administrative Agent



By:_________________________________

Title:______________________________



                 [Attach photocopy of Schedule 1 to Assignment]

                                    EXHIBIT L

                                  AMENDMENT TO
                       SECURED REVOLVING CREDIT AGREEMENT


      This Amendment to the Secured Revolving Credit Agreement (the "Agreement") is made as of ____________________, __________________, by and among Equity Inns
Partnership, L.P., a Tennessee limited partnership, Equity Inns/West Virginia Partnership, L.P., a Tennessee limited partnership and Equity Inns Partnership II, L.P., a Tennessee limited partnership (collectively, "Borrower") Equity Inns Trust, Equity Inns Services, Inc. and Equity Inns, Inc. (collectively, "Guarantor"), Bank One, NA, individually and as "Administrative Agent," and one or more new or existing "Lenders" shown on the signature pages hereof.

R E C I T A L S

A. Borrower, Administrative Agent and certain other Lenders have entered into a Credit Agreement dated as of October __, 2000 (as amended, the "Credit Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Credit Agreement.

B. Pursuant to the terms of the Credit Agreement, the Lenders initially agreed to provide Borrower with a revolving credit facility in an aggregate principal amount of up to $125,000,000. The Borrower, the Administrative Agent and the Lenders now desire to amend the Credit Agreement in order to, among other things
(i) increase the Aggregate Commitment to $__________________; and (ii) admit [name of new banks] as "Lenders" under the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENTS

1. The foregoing Recitals to this Amendment hereby are incorporated into and made part of this Amendment.

2. From and after _________, ____ (the "Effective Date") (i) [name of new banks] shall be considered as "Lenders" under the Credit Agreement and the Loan Documents, and (ii) [name of existing lenders] shall each be deemed to have increased its Commitment to the amount shown next to their respective signatures on the signature pages of this Amendment, each having a Commitment in the amount shown next to their respective signatures on the signature pages of this Amendment. The Borrower shall, on or before the Effective Date, execute and deliver to each of such new or existing Lenders a new or Note in the amount of such Commitment.

3. From and after the Effective Date, the Aggregate Commitment shall equal __________ Million Dollars ($___,000,000).

4. For purposes of Section 15.1 of the Credit Agreement (Giving Notice), the address(es) and facsimile number(s) for [name of new banks] shall be as specified below their respective signature(s) on the signature pages of this Amendment.

5. The Borrower hereby represents and warrants that, as of the Effective Date, there is no Default or Event of Default, the representations and warranties contained in Articles VI and VII of the Credit Agreement are true and correct as of such and the Borrower has no offsets or claims against any of the Lenders.

6. As expressly modified as provided herein, the Credit Agreement shall continue in full force and effect.

7. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first written above.


EQUITY INNS PARTNERSHIP, L.P.

By:      EQUITY INNS TRUST, its General Partner

         By:
            --------------------------------------------------

         Title:
               -----------------------------------------------



EQUITY INNS/WEST VIRGINIA PARTNERSHIP, L.P.

By:      EQUITY INNS SERVICES, INC., its General Partner

         By:
            --------------------------------------------------

         Title:
               -----------------------------------------------



EQUITY INNS PARTNERSHIP II, L.P.

By:      EQUITY INNS TRUST, its General Partner

         By:
            --------------------------------------------------

         Title:
               -----------------------------------------------

EQUITY INNS, INC.

By:
   --------------------------------------------------

Title:
      -----------------------------------------------



EQUITY INNS TRUST

By:
   --------------------------------------------------

Title:
      -----------------------------------------------


EQUITY INNS SERVICES, INC.

By:
   --------------------------------------------------

Title:
      -----------------------------------------------



BANK ONE, NA, Individually and as Administrative Agent

By:
Print Name:
Title:

1 Bank One Plaza
Chicago, Illinois  60670
Facsimile:  312/732-1117
Attention:  Corporate Real Estate
Amount of Commitment:  $


[NAME OF NEW LENDER]

By:
Print Name:
Title:

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







                                    EXHIBIT M

                                FORM OF MORTGAGE

                                 (see attached)








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                                    EXHIBIT N

                              INTENTIONALLY DELETED

                                    EXHIBIT O

                             ASSIGNMENT OF CONTRACTS

                See Assignment of Contract of even date herewith.








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                                    EXHIBIT P

            FORM OF SUBORDINATION LANGUAGE FOR MANAGEMENT AGREEMENTS


         This Agreement shall be subordinate to any mortgage encumbering a Hotel, and Manager agrees to enter into a lender-manager agreement with respect to each Hotel, which agreement shall contain reasonable lender-manager provisions, including, without limitation, Manager's acknowledgment that its real estate interest in and to a Hotel, if any, created by this Agreement is subordinate to any mortgage encumbering such Hotel, including providing any purchaser of such Hotel at a foreclosure sale or deed-in-lieu of foreclosure (including the lender) with the right to terminate this Agreement with respect to such Hotel; provided, however, in no event will Manager agree to subordinate or waive its right to receive fees, reimbursements or indemnification payments under this Agreement arising prior to termination (but (a) if this Agreement is terminated by the lender or such purchaser with respect to such Hotel, Manager shall not look to the lender for payment of such fees, reimbursements or indemnification payments and Manager's right to receive such fees, reimbursements or indemnification payments shall be subordinated to the lender's rights and (b) if this Agreement is not terminated by the lender or such purchaser with respect to such Hotel, then such fees, reimbursements or indemnification payments shall be payable by the lender or such purchaser).









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                                   EXHIBIT Q-1

                              FORM OF SUBORDINATION

            AGREEMENT FOR PERMITTED OPERATING LEASES (NON-AFFILIATED)


See  Subordination  Non-Disturbance  and  Attornment  Agreement  Crossroads  and
Consolidated  Lease  Estoppel   Subordination   Non-Disturbance  and  Attornment
Agreement delivered concurrently herewith.

                                   EXHIBIT Q-2

                              FORM OF SUBORDINATION

              AGREEMENT FOR PERMITTED OPERATING LEASES (AFFILIATES)



         This Subordination and Attornment Agreement (the "Agreement") is dated as of January 1, 2001, among BANK ONE, NA, a national banking association, not individually but as "Agent" for the benefit of the lenders from time to time under the Credit Facility described below (the "Lenders"), ___________________________., a Delaware corporation (the "Tenant") and EQUITY INNS PARTNERSHIP, L.P.(the "Landlord").

                                    RECITALS

         A. The Landlord is the legal or beneficial owner of a fee or leasehold estate in the hotel properties listed on Schedule 1, which Schedule is attached hereto and made a part hereof by this reference (individually a "Property" or collectively the "Properties" or the "Premises").

         B. The Lenders have extended to Landlord and its affiliates a certain secured revolving facility (the "Credit Facility") in the initial maximum principal sum of $125,000,000, subject to further increase to $175,000,000, on the terms, covenants and provisions contained in a certain Secured Revolving Credit Agreement dated as of October __, 2000 as amended and modified from time to time (as so modified and amended, and as the same may hereafter be modified and amended, the "Credit Agreement").

         C. The Credit Facility is secured by various mortgages, deeds of trust, deeds to secure debt, assignments of leases and similar instruments in favor of the Agent for the benefit of the Lenders (collectively, the "Mortgages") encumbering the Properties and certain other hotel properties owned by the Landlord and its affiliates. The Mortgages and any other documents now and hereafter evidencing, securing or otherwise relating to the Credit Facility are hereinafter collectively referred to as the "Security Documents."

         D. Tenant is the lessee of all of the Properties by the terms of certain lease agreements described in Schedule 2 which is attached hereto and made a part hereof, as amended and modified from time to time (as so modified and amended, and as the same may hereafter be modified and amended as expressly permitted in accordance with the terms and provisions hereof, individually a "Lease" and collectively the "Leases").

         E. The intent of the parties is that this Agreement shall be construed as a separate subordination and attornment agreement for each Lease and for each Property.

                                    AGREEMENT

         For mutual consideration, including the mutual covenants and agreements set forth below, the Lenders' consent to Landlord's execution and delivery of the Leases and the substantial economic benefit Tenant will derive from the extension of the Credit Facility by Lenders to Landlord and its affiliates, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Subordination. Tenant agrees that each Lease and all of the terms, covenants and provisions thereof and all rights, remedies and options of Tenant thereunder, including, without limitation, (a) any right of Tenant to purchase all or part of the Property demised under such Lease and any right of first offer available to Tenant to purchase all or part of the Property demised under such Lease (such rights, collectively, the "Options"), (b) any renewal options for the benefit of Tenant, (c) Tenant's interest, if any, in the Capital Expenditure Reserve Account (as defined in such Lease) and (d) any right to insurance proceeds or condemnation awards, shall at all times be subject and subordinate to the Security Documents and the lien thereof and to all present or future advances under the Credit Facility and all renewals, amendments, modifications, consolidations, replacements and extensions of the Credit Facility and the Security Documents, to the full extent of all amounts secured by the Security Documents from time to time. Said subordination is to have the same force and effect as if the Security Documents and such renewals, modifications, consolidations, replacements and extensions thereof have been executed, acknowledged, delivered and recorded prior to such Lease, any amendments or modifications thereof and any notice thereof.

         2. Tenant Options. Notwithstanding anything to the contrary contained in this Agreement, provided Tenant is not then in default under terms of the related Lease or this Agreement, Tenant may exercise any of the Options or renewal rights granted to it under, and in strict accordance with the terms of, such Lease; provided, however, Tenant acknowledges that Landlord's ability to convey all or any portion of the Premises free and clear of the lien of the Security Documents shall be subject to the fulfillment by Landlord of all terms, provisions and conditions contained in Section 2.19(c) of the Credit Agreement.

         3. Lack of Nondisturbance. Tenant acknowledges that the Agent shall have the right to terminate each of the Leases pursuant to a foreclosure of the related Mortgage, notwithstanding anything to the contrary in Article XXX of the Lease or in any other provision thereof or in this Agreement.

         4. Attornment. Tenant agrees that, at the written election of the Agent given to Tenant which election may be given or withheld in the Agent's sole discretion, in the event of a foreclosure of any or all of the Security Documents by Agent or the acceptance of an assignment or deed in lieu of foreclosure by Agent on behalf of the Lenders (or any assignee, nominee, designee or successor of Agent or the Lenders) to ownership of a fee or leasehold (as the case may be) interest or interests in any of the Premises, Tenant will attorn to and recognize as its landlord the party which thereby takes title (whether fee or leasehold, as the case may be) to all or any part of the premises subject to the related Lease or Leases for the remainder of the term of such Lease or Leases (including all extension periods which have been or are hereafter exercised in accordance with the provisions of such Lease) upon the same terms and conditions as are set forth in such Leases, which will thenceforth be deemed direct leases between such party and Tenant, and Tenant hereby agrees to pay and perform all of the obligations of Tenant pursuant to such Leases. If such written election is made, Agent or such other party, by virtue of such foreclosure, shall be deemed to have assumed and agreed to be bound, as substitute landlord, by the terms and conditions of such Leases (including, without limitation, any obligations with respect to the maintenance and use of the Capital Expenditure Reserve Account) until the sale or other disposition of its interest, except that such assumption shall not be deemed of itself an acknowledgment by such new landlord of the validity of any then existing claims of Tenant against any prior landlord (including Landlord); provided however, that the Agent, the Lenders, and any such assignee, nominee, designee or successor of the Agent or the Lenders, as the case may be, shall not be (i) liable for any accrued obligation of Landlord, or for an act or omission of Landlord, whether prior to or after such foreclosure or transfer by assignment or deed in lieu of foreclosure not arising by, through or under such new landlord, in effectuating such transfer or foreclosure, (ii) required to make (or to permit proceeds of insurance or condemnation awards to be used by Tenant to pay for) any repairs to the Premises required as a result of fire or other casualty or by reason of condemnation unless such new landlord shall be expressly obligated under the Lease to make such repairs (or permit such proceeds or awards to be used for such purposes) and shall have received sufficient casualty insurance proceeds or condemnation awards to finance the completion of such repairs, (iii) required to make any capital improvements to the Premises which Landlord may have agreed to make, but had not completed, or to perform or provide any services not related to possession or quiet enjoyment of the Premises, unless in each case such new landlord shall be expressly obligated to do so under such Lease, or (iv) subject to any offsets or counterclaims which shall have accrued to Tenant against Landlord prior to the date upon which such new landlord shall become the owner of all or part of the Premises. If the Agent so elects in writing to require Tenant's attornment, except as set forth to the contrary in clause (i) or (iv) of this paragraph 5 above, all rights and obligations under such Leases shall continue as though such foreclosure proceedings had not been brought or as though a deed or assignment in lieu of foreclosure had not been granted, and such new landlord shall recognize all of Tenant's rights under such Leases except as expressly provided otherwise in this Agreement. Tenant acknowledges and agrees that, from and after the date on which such new landlord becomes the owner of all or part of the Properties, for purposes of calculating the "Minimum Price" under the Leases with respect to such Properties, the date on which such new landlord becomes the owner shall be deemed to be the date of acquisition, the "equity" of such new landlord under clause (a) of the definition of "Minimum Price" shall be deemed to be the greater of (i) that portion of the aggregate Obligations under the Credit Agreement reasonably allocated to such Property by the Agent or (ii) the purchase price paid for such Property at the foreclosure sale, such Property shall be deemed to be free of encumbrances as of such date and all further adjustments to the "Minimum Price" for such Property will be made from such initial "equity" amount.

         5. Tenant Rights upon Landlord Security Documents Default. The Agent acknowledges the rights of Tenant to cure any defaults of Landlord under the Mortgages contained in Section 34.2 of each of the Leases. In furtherance thereof, the Agent shall (a) give Tenant the same notice, if any, given to Landlord of any default or acceleration of any obligation secured by any such Mortgage or other Security Document or any sale in foreclosure thereunder, (b) permit Tenant to cure any such default on Landlord's behalf within any applicable cure period (and seek reimbursement of all costs associated therewith from Landlord) and (c) permit Tenant to appear by its representative and to bid at any sale in foreclosure made with respect to any of the Security Documents.

         6. Tenant Estoppel. Tenant hereby represents and warrants to Agent that as of the date hereof (i) Tenant is the owner and holder of the lessee's interest under the Leases, (ii) none of the Leases have been modified or amended, (iii) each of the Leases is in full force and effect, (iv) Tenant has taken possession of the Premises on a rent- paying basis, (v) to the best of Tenant's knowledge and belief, neither Tenant nor Landlord is in default under any of the terms, covenants or provisions of any of the Leases, and (vi) neither Tenant nor, to the best of Tenant's knowledge and belief, Landlord has commenced any action or given or received any notice for the purposes of terminating any of the Leases.

         7. Landlord Lease Default. Tenant shall notify Agent of any default by Landlord under any Lease which could or would entitle Tenant to cancel such Lease or abate the rent (or any portion thereof) payable to Landlord thereunder. Tenant agrees that, notwithstanding any provisions of any Lease to the contrary, no notice of cancellation shall be effective unless Agent shall have received notice of the default giving rise to such cancellation and shall have failed within thirty (30) days after receipt of such notice to cure such default, or if such default cannot be cured within thirty (30) days, shall have failed within thirty (30) days after receipt of such notice to commence and to thereafter diligently pursue any action necessary to cure such default; provided, however, in no event shall such cure period extend beyond ninety (90) days after such notice. Nothing contained in this paragraph 8 shall be construed as imposing any obligation on Agent to cure any default by Landlord under any Lease.

         8.       (a)      Tenant Notices and Agent Audit Access.  Tenant hereby
acknowledges and agrees that, from and after the date hereof (and without regard to whether any default then exists under any Lease or whether Agent has exercised any other rights available to it hereunder or under the Security Documents), (i) Tenant shall deliver to Agent copies of any and all notices delivered to Landlord pursuant to or otherwise in connection with any Lease, simultaneously with Tenant's delivery of the same to Landlord, and (ii) all of the audit, examination, inspection, transcription and related rights of Landlord pursuant to Section 3.9 and Article 25 of each of the Leases shall inure to the benefit of Agent and may be exercised by Agent at all the times and to the full extent provided therein with respect to Landlord.

                  (b) Agent Receipt of Rents. In the event Tenant receives written notice from Agent that rentals and/or other monies due under any of the Leases are to be paid to Agent, Tenant shall pay to Agent, or as otherwise directed by Agent, by check made payable solely to Agent or as otherwise directed by Agent, all rentals and other monies due or to become due under such Leases, and Landlord hereby expressly authorizes Tenant to make such payments to Agent, or as otherwise directed by Agent and Landlord hereby releases and discharges Tenant of and from any liability to Landlord on account of any such payments. Should Tenant fail to make payment as directed by Agent after receipt of any such notice from Agent, Tenant shall remain liable to Agent for all amounts so paid after receipt of such notice.

         9. Insurance, Casualty and Condemnation. Notwithstanding any contrary or inconsistent provisions contained in any Lease or in the Credit Agreement, with respect to each and every Property which is both (a) part of the Collateral Pool Assets under the Credit Facility and (b) demised to Tenant pursuant to a Lease, the following provisions will apply:

                  A. Insurance Requirements. During the term of the Credit Facility and for so long as any portion of the Obligations (as defined in the Credit Agreement) shall remain outstanding, Tenant shall maintain the types of insurance with respect to the Premises as are required by the provisions of
Article 13 of each of the Leases and shall otherwise perform its obligations set forth in such Article 13. Notwithstanding anything contained in any Lease to the contrary, Tenant shall not be permitted to acquire insurance through insurance companies which are Affiliates (as defined in the Leases) of Tenant even if insurance otherwise satisfies the requirements of Section 13.6 of the Leases. Without limiting the generality of the foregoing, all insurance policies insuring against casualty and business interruption and other appropriate policies required under the Leases shall include noncontributing mortgagee endorsements in favor of Agent with loss payable to Agent, as well as standard waiver of subrogation endorsements, and shall provide that the coverage shall not be terminated or modified, nor a risk changed without thirty (30) days' advance written notice to Landlord and Agent. If any portion of the insured risks are re-insured, the re-insurance policies shall contain "cut-through" endorsements reasonably satisfactory to Agent. Tenant shall pay the premiums for such insurance policies as the same become due and payable. Not later than ten
(10) days prior to the expiration date of each of such insurance policies, Tenant will deliver to Agent certificates of insurance for a renewal policy or policies marked "premium paid" or accompanied by other evidence of payment of premium reasonably satisfactory to Agent. If any insurance policy or part thereof shall expire or be withdrawn or become void by reason of the failure or impairment of the capital of any company in which the insurance shall be carried, or if at any time Agent is not in receipt of written evidence that all insurance required hereunder is in force and effect or if for any reason whatsoever the insurance shall be reasonably unsatisfactory to Agent, Agent shall have the absolute and unconditional right without prior notice to Landlord or Tenant to take such action as Agent deems necessary to protect the interest of Agents in the Premises, including without limitation, the obtaining of such insurance coverage as Agent deems appropriate, and Landlord agrees to pay to Agent and upon demand by Agent all expenses incurred by Agent in connection with such action or by Agents in obtaining such insurance and keeping it in effect, together with interest thereon at the Default Rate (as defined in the Credit Agreement). Except as otherwise hereinafter specifically provided below in subparagraph B, if any portion of the Premises shall be damaged or destroyed, in whole or in part, by fire or other property hazard or casualty, Tenant shall give prompt notice thereof to Agent and Landlord and one hundred (100%) percent of the net amount of all insurance proceeds received by Agent, Tenant or Landlord as a result of such damage or destruction, after deduction of reasonable costs and expenses, if any, in collecting the same, shall be applied in reduction of Obligations (as such term is defined in the Credit Agreement) under the Credit Facility.

                  B. Application of Insurance to Repair. Tenant will give Agent and Landlord prompt notice of any loss or damage to all or any portion of the Premises, and in the event of any such loss or damage, the following provisions shall apply:

                  (i) Settlement. In case of loss or damage covered by any of the insurance policies required under Article 13 of any Lease, Tenant shall not have the right to settle and adjust any claim under such insurance policies without the consent of Agent (which consent shall not be unreasonably withheld or delayed); provided, however, that so long as no default or event of default under such Lease has occurred and is continuing, Tenant shall have the right, without the consent of Agent, to settle and adjust claims relating to an insurance loss of less than $10,000. Tenant shall, in good faith and with due diligence, file and prosecute its claim or claims for any such loss or damage covered by the insurance policies, and shall cause the same to be collected and paid over to Agent; provided, however, Tenant (and, to the extent provided in such Lease, Landlord) shall have the right to receive the proceeds of claims of less than $10,000 as long as no default or event of default under such Lease shall have occurred and shall be continuing; and provided, further, that such proceeds are applied to reimburse Tenant for the cost of restoring, repairing, replacing or rebuilding (herein generally called "Restoration") the Premises or the affected portion thereof subsequent to such damage or destruction, in accordance with subparagraph (xiv) below. Each of Tenant and Landlord hereby appoints Agent its attorney-in-fact to endorse any checks, drafts or other instruments representing any proceeds of such insurance.

                  (ii) Restoration. Notwithstanding anything to the contrary contained in subparagraph (i) above, if at any one time during the term of the Credit Facility, up to (but not more than) three (3) Properties shall have been damaged or destroyed by fire or other casualty such that, simultaneously, any three (3) Properties are not substantially complete and open for occupancy, provided that the aggregate book value plus depreciation (i.e., "Total Cost" as defined in the Credit Agreement) of such Property or Properties (in each case immediately prior to the casualty in question) shall not exceed 10% of the aggregate Total Cost of all the Properties immediately prior to such casualty, then Agent shall, in accordance with the provisions of this paragraph hereinafter set forth, make available to Tenant for Restoration the net amount ("Net Proceeds") of all insurance proceeds received by Agent as a result of such damage or destruction, after deduction of the reasonable costs and expenses in collecting the insurance proceeds; provided, further, that (a) no default or event of default under such Lease shall have occurred and shall be continuing; (b) Tenant shall, as soon as reasonably practicable after such casualty and, in any event, in accordance with the applicable provisions of such Lease, commence and shall thereafter diligently pursue to completion the Restoration of the Premises to a condition as near as possible to the condition of Premises immediately prior to such casualty; (c) Agent shall have determined that the applicable hotel franchise or license agreement shall not be terminated with respect to any Property as a result of such fire or other casualty, but will remain in full force and effect during and after the completion of the repair and restoration of such Property or that an alternative franchise agreement or commitment therefor from a nationally recognized franchisor of comparable or better reputation will be secured for the Property within sixty (60) days of such casualty; and (d) such Lease shall not be terminated with respect to any Property as a result of such fire or other casualty, but shall remain in full force and effect during and after the completion of the Restoration of such Property(ies).

                  (iii) Tenant Termination/Purchase Option. Nothing contained in this paragraph shall be construed to limit, modify, vitiate or otherwise affect the rights of Tenant pursuant to Article 14 of any Lease to elect to terminate such Lease, to require Landlord to offer the affected Property or Properties for sale to Tenant, or to purchase (or offer to purchase) the affected Property or Properties, in each case in accordance with the terms and provisions of such Article 14, it being understood and agreed that if Tenant shall exercise any such right or option to terminate such Lease (except in connection with an acquisition of a Property or Properties as provided in Article 14 of such Lease), or if such Lease is otherwise terminated pursuant to the provisions of Article 14 of such Lease, Agent shall have the absolute and unconditional right to apply the Net Proceeds to the payment of the Obligations under the Credit Facility. Notwithstanding the foregoing, unless Landlord shall have obtained, in accordance with the provisions of Section 2.19(c) of the Credit Agreement, Agent's approval of any such acquisition by Tenant pursuant to Article 14 of such Lease, such acquisition shall constitute an Event of Default and the subject Property shall remain subject to the lien of the Security Documents after the consummation of such acquisition. In any event, the entire amount of the Rejectable Offer Price (as defined in such Lease) for any such acquisition shall be paid to Agent for application to the Obligations in accordance with the provisions of Section 2.19(c) of the Credit Agreement.

                  (iv) Tenant Purchase Note Proceeds. In the event Lender makes Net Proceeds available to Tenant for Restoration of any of the Properties, Tenant shall be obligated to use such Net Proceeds solely for Restoration in accordance with the provisions of the related Leases and this paragraph. If Tenant acquires the affected Property or Properties in accordance with the provisions of Article 14 of the related Leases (which acquisition shall be subject to the provision of the foregoing clause (iii)), Agent shall disburse the Net Proceeds to Tenant (or, at Tenant's option, cause the same to be applied to the Obligations and credit the amount of such Net Proceeds against the Rejectable Offer Price payable to Agent pursuant to clause (iii) above).

                  (v) Approved Work, Deficiency Deposit and Construction Funds. In the event that Agent makes Net Proceeds available to Tenant for Restoration of any of the Properties, Tenant hereby covenants to restore the same in accordance with plans and specifications reasonably approved by Agent, and Tenant shall cause to be prepared and presented to Agent and Landlord a certified construction statement, acceptable to Agent, showing the total estimated cost of the Restoration (the work being certified in such statement being hereinafter referred to as the "Approved Work"); if such cost exceeds the available insurance proceeds, Landlord shall pay the excess of the amount of such cost over the amount of the available insurance proceeds, in cash, to Agent, as a condition precedent to any disbursement of Net Proceeds by Agent. Such excess (the "Deficiency Deposit") shall be held and disbursed by Agent pursuant to the provisions of this paragraph (Net Proceeds and any Deficiency Deposit paid to Agent being hereinafter referred to collectively as the "Construction Funds"). Any such Deficiency Deposit shall be disbursed prior to the disbursement of any Net Proceeds.

                  (vi) Construction Funds Account Interest. Construction Funds shall be held by Agent in an interest-bearing account selected by Agent in its sole and absolute discretion and may be commingled with any other accounts of Agent and until so disbursed (in strict accordance with the terms hereof), shall constitute additional security for the Obligations. Upon the final disbursement of the Construction Funds, the party or parties entitled thereto shall receive their respective pro rata share of any interest earned thereon.

                  (vii) Monthly Disbursement. The Construction Funds shall be made available to Tenant, not more frequently than once every 30 days, as the Restoration of the Property or Properties in question progresses.

                  (viii) Consultant; Casualty Retainage. In no event shall Agent be obligated to make disbursements of the Construction Funds in excess of an amount equal to the costs actually incurred from time to time for work in place as part of the repair and restoration of the Improvements, as certified by an independent consulting engineer reasonably acceptable to Agent and Landlord (the "Consultant"), minus the Casualty Retainage. The term "Casualty Retainage" as used in this paragraph shall mean an amount equal to 10% of the costs actually incurred for work in place as part of the Restoration of a particular Property, as certified by the Consultant. Notwithstanding the foregoing, the Casualty Retainage being held by Agent with respect to work or materials supplied by any subcontractor or materialman in connection with the Approved Work will be released by Agent, upon request by Tenant, provided (a) no default or event of default has occurred and is continuing under the Security Documents, (b) Consultant verifies to Agent that such subcontractor or materialman has completed 100% of all work and has supplied 100% of all the material under such materialman's subcontract and in conformity with the plans and specifications therefor accepted by Agent, Tenant and Consultant, (c) such subcontractor or materialman will be paid in full upon the release of the portion of the Casualty Retainage being held with respect to such subcontractor or materialman, (d) such subcontractor or materialman executes and delivers all lien waivers which may be reasonably requested or required by Agent or by the title company insuring the lien waivers which may be reasonably requested or required by Agent or by the title company insuring the lien of the Security Documents to induce such title company to insure the lien of the Security Documents against any mechanic's or materialman's lien which may be filed by such subcontractor or materialman, and (e) if a surety bond is in place in accordance with the provisions of this Agreement, such release of such portion of the Casualty Retainage shall be approved by any surety company which has issued a payment or performance bond with respect to such subcontractor or materialman. Construction Funds may be disbursed by Agent directly or through a third party escrow agent, such as, but not limited to, a title insurance company, or its agents, as Agent may determine in its sole discretion.

                  (ix) Contractor Certificates and Lien Waivers. Tenant shall deliver or cause to be delivered to Agent, with each such Consultant's certificate, sworn statements and lien waivers from the general contractor and such subcontractors as Agent shall determine in its sole discretion, in an amount at least equal to the amount of Construction Funds to be paid out to Tenant pursuant to each Consultant's certificate and dated as of the date of the disbursement to which they relate.

                  (x) Plans and Costs. Tenant shall deliver or cause to be delivered to Agent such other evidence as Agent may reasonably request, from time to time, during the Restoration, as to the progress of the work, compliance with the approved plans and specifications, the cost of the work and the total amount needed to complete the work.

                  (xi) Progress Reports. Tenant shall deliver or cause to be delivered to Agent, at no cost to Agent, such other evidence as Agent may reasonably request from time to time (including, without limitation, a current title rundown), showing that there are no liens against the Premises filed in connection with the Restoration (other than liens which will be paid with the Construction Funds, provided that Agent shall not have previously disbursed Construction Funds to Tenant for the payment of the items which are the subject of such liens), that the remaining Construction Funds are sufficient to complete the Restoration, and that the Security Documents, including the Mortgages, remain insured as a first priority lien or liens on the Premises with the same priority as on the date of the initial execution, delivery and recording of the same.

                  (xii) Excess Net Proceeds Deficiency Deposit. The excess, if any, of the Net Proceeds, together with interest thereon, after the Consultant has certified to Agent that the Restoration of the Property or Properties in question has been completed in accordance with the provisions of this paragraph, and Lender has received evidence satisfactory to Agent that all costs incurred in connection with Restoration have been paid in full, shall be disbursed to Tenant, and the remaining balance, if any, of the Deficiency Deposit shall be remitted by Agent to Landlord.

                  (xiii) Failure to Perform. In the event Tenant or Landlord at any time shall fail to promptly and fully perform the conditions and covenants set forth in this paragraph, or in the event that during the Restoration a default or an event of default under the related Lease shall occur, Agent may, at its option, immediately cease making any further payments to Tenant for such Restoration, and may further, at its option, apply the Construction Funds then in its possession either to the Obligations in such order, priority and proportions as Lender shall elect in its sole and absolute discretion or to Restoration in the manner above provided and notwithstanding any such default or event of default, without affecting the liens of the Security Documents and the obligations thereunder or hereunder.

                  (xiv) Minor Casualty. Notwithstanding anything to the contrary contained in this paragraph, if the Net Proceeds allocable to any individual Property shall be less than $10,000 and if the costs of completing the Restoration shall be less than $10,000, such Net Proceeds shall be disbursed by Agent to Tenant upon receipt, provided that no default or event of default under the Lease shall have occurred and be continuing, and provided further, that Tenant delivers to Agent a written undertaking expeditiously to commence the Restoration and to complete the same with due diligence, in a manner reasonably satisfactory to Agent and otherwise in accordance with the provisions of this paragraph. Upon completion of the Restoration, Tenant shall deliver to Agent evidence reasonably satisfactory to Agent, including, upon request of Agent, lien waivers, that such proceeds have been expended for the Restoration and the Restoration has been completed in good and workmanlike manner, free of liens (other than those held by Agent) and in compliance with law.

                  C.       Application of Condemnation Award to Repair.

                  (i) Award. If all or any portion of the Premises is taken by any public or quasi-public authority through eminent domain or otherwise, Agent is hereby authorized to collect and receive from the condemnation authorities the aggregate amount of all awards or payments received as a result of such taking, less the reasonable costs and expenses, if any, incurred in collecting the same (such net amount, the "Award"). Agent is hereby authorized to give appropriate receipts and acquittances therefor. Tenant and Landlord shall give Agent immediate notice of the actual or threatened commencement of any condemnation or eminent domain proceedings affecting all or any part of any of the Premises and shall deliver to Agent copies of any and all papers served in connection with any such proceedings upon receipt of the same.

                  (ii) Application of Award. The Agent shall be entitled to apply the amount of any Award made with respect to the Premises or for loss of rent, or for Landlord's loss of business beyond the term of the related Lease, in reduction of the Obligations under the Credit Facility. Any part of an Award made for loss of Tenant's business during the remaining term of such Lease, if any, for the taking of Tenant's Personal Property (as defined in such Lease), or for removal and relocation expenses of Tenant in any such proceedings shall be paid over to Tenant. Tenant may also make a claim for any additional award to the extent it does not diminish any portion of the Award due and payable for the account of Landlord.

                  (iii)  Notwithstanding  the foregoing,  if up to (but not more than) three (3) Properties shall have been affected by such takings such that simultaneously, any three (3) Properties are not substantially complete and open for occupancy, provided that the aggregate book value plus depreciation (i.e., "Total Cost" as defined in the Credit Agreement) of such Property or Properties (in each case immediately prior to the taking in question) shall not exceed 10% of the aggregate Total Cost of all of the Properties immediately prior to such casualty, then Agent shall, in accordance with the provisions of this paragraph, make the Award available to Landlord for Restoration of the Premises, provided that (a) no default or event of default under the related Leases shall have occurred and shall be continuing; (b) Tenant shall, as soon as reasonably practicable after suck taking and, in any event, in accordance with applicable provisions of such related Leases, commence and shall thereafter diligently pursue to completion the Restoration of the Premises to a condition as near as possible to the condition of the Premises immediately prior to such taking; (c) Agent shall have determined that the applicable hotel franchise or license agreement shall not be terminated with respect to any Property as a result of such taking, but will remain in full force and effect during and after the completion of the repair and restoration of such Property or that an alternative franchise agreement or commitment therefor from a nationally recognized franchisor of comparable or better reputation will be secured for such Property within sixty (60) days of such taking; and (d) the related Leases shall not be terminated as a result of such taking, but shall remain in full force and effect during and after the completion of the Restoration of such Property.

                  (iv) Administration of Award for Restoration. Any such Award shall be held or disbursed and applied to Restoration in the same manner as is provided in subparagraph B above with respect to the application of Net Proceeds (it being understood that for purposes of
         this   subparagraph  C,  the  term "Construction  Funds"  shall  mean, collectively, the Award and any Deficiency Deposit which may be required to be deposited with Agent as a result of the insufficiency of the Award to pay the cost of Restoration, and the term "Restoration" shall mean the restoring, repairing, replacing or rebuilding of the Premises or any part thereof subsequent to a taking by condemnation or eminent domain of all or any part of the Premises, such Restoration to be completed free of liens (other than the liens held by Agent), in compliance with all applicable law and otherwise in accordance with the provisions of the related Lease and this Agreement). Any Construction Funds resulting from the receipt of any Award shall be held and disbursed by Agent in the manner provided in subparagraph B above with respect to Net Proceeds and shall constitute additional security for the Obligations under the Credit Facility. The balance of any Award remaining after the completion of Restoration in accordance with this paragraph shall be applied to Obligations under the Credit Facility, unless a partial condemnation materially impairs the operations or financial performance of the Property, in which case the Award shall be equitably apportioned as provided in Section 15.5 of the related Lease, and Landlord's share thereof shall be applied to Obligations under the Credit Facility.

                  (v) Nothing contained in this paragraph shall be construed to limit, modify, vitiate or otherwise affect the rights of Tenant or Landlord pursuant to Article XV of any Lease to elect to terminate such Lease, it being understood and agreed that if Tenant or Landlord shall exercise any such right or option to terminate such Lease, Agent shall have the absolute and unconditional right to apply the Award to the payment of the Obligations under the Credit Facility.

                  D. Provisions of Credit Agreement and Lease. Except as expressly provided to the contrary in subparagraphs A through C above, the provisions of Section 5 of each of the Mortgages and Articles 14 and 15 of each of the Leases remain in full force and effect and the obligations of Landlord thereunder shall not be modified by the terms and provisions of this Agreement. In the event of any conflict between the terms and provisions of the Credit Agreement or the Leases (as the case may be) and the terms and provisions of this paragraph, the terms of this paragraph shall control.

         10. Notices. Any notice, election, communication, request or other document or demand required or permitted under this Agreement shall be in writing and shall be deemed delivered on the earlier to occur of (a) receipt, or
(b) the date of delivery, refusal or nondelivery indicated on the return receipt, if deposited in a United States Postal Service depository, postage prepaid, sent certified or registered mail, return receipt requested, or if sent via a recognized commercial courier service providing for a receipt, addressed to Tenant or Agent, as the case may be, at the following addresses:

If to Tenant:
               --------------------------------------------


               Attn:
                    ---------------------------------------


with a copy to:
               --------------------------------------------


               Attn:
                    ---------------------------------------

If to Agent:               Bank One, NA
                                    Corporate Real Estate Division
                                    1 Bank One Plaza, 14th Floor
                                    Mail Suite 0315
                                    Chicago, Illinois  60670
                                    Attn:  Ms. Patricia Leung

with a copy to:            Sonnenschein Nath & Rosenthal
                                    233 South Wacker Drive
                                    8000 Sears Tower
                                    Chicago, Illinois  60606
                                    Attn:  Patrick G. Moran, Esquire

Any party may change its address for purposes of notices hereunder by delivery of written notice to the other fifteen (15) days prior to the effective date of such change.

         11. Successors. The term "Agent" as used herein includes any successor or assign of the named Agent herein, including without limitation, any purchaser at a foreclosure sale and any transferee pursuant to an assignment or deed in lieu of foreclosure, and their successors and assigns, and the term "Tenant" as used herein includes any successor and assign of the named Tenant herein; provided, however, that such reference to Tenant's successors and assigns shall not be construed as Agent's consent to any assignment or other transfer by Tenant. The term "Premises" as used herein shall include land and improvements now or hereafter thereon, and estates therein encumbered by the Security Documents, and shall mean, unless the context otherwise requires, any individual hotel property.

         12. Further Assurances. Each of the parties hereto hereby covenants and agrees to sign, execute and deliver, or cause to be signed, executed and delivered, and to do or make, or cause to be done or made, upon reasonable request of the other party hereto or Landlord, any and all agreements, instruments, papers, deeds, acts or things, supplemental, confirmatory or otherwise, as may be reasonably required by the requesting party for the purpose of or in connection with provisions of this Agreement.

         13. Partial Validity. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be deemed modified to the extent necessary to be enforceable, or if such modification is not practicable, such provision shall be deemed deleted from this Agreement, and the other provisions of this Agreement shall remain in full force and effect, and shall be liberally construed in favor of Agent.

         14. Amendments. Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing executed by the party against which enforcement of the termination, amendment, supplement, waiver or modification is sought. Additionally, the Leases shall not be modified or amended, nor shall the same be terminated other than in strict accordance with the terms and provisions thereof, without the advance prior written consent of Agent in each instance.

         15. Nonrecourse. Notwithstanding anything contained to the contrary in this Agreement or under the terms of the Leases, in the event Agent, the Lenders or any assignee, nominee, designee or successor of the Agent or the Lenders takes possession of all or any portion of the Premises by virtue of a foreclosure or deed or assignment in lieu of foreclosure, such party's liability as "Landlord/Lessor" under the related Leases shall be expressly limited to its interest in the Properties demised under such Leases..

         16. Counterparts. This Agreement may be executed in a number of identified counterparts. If so executed, each of such counterparts is to be deemed an original for all purposes, and all such counterparts shall, collectively, constitute one agreement, but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

         17. Governing Law. With respect to each Lease and Mortgage, this Agreement shall be construed in accordance with the laws of the state wherein the related Property is located.



                   [Balance of Page Intentionally Left Blank]

                                 SIGNATURE PAGE
                         SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT


                                    BANK ONE, NA, not individually but as Agent as aforesaid


                                    By:
                                          --------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                          --------------------------------------


STATE OF ILLINOIS,

COUNTY OF COOK, to-wit:

         The foregoing instrument was acknowledged before me in the County of Cook, State of Illinois, this ____ day of January, 2001, by ____________________________________, as _____________________________________
of Bank One, NA, on behalf of the bank.

         My commission expires:  ______________________.


                                            -----------------------------
                                            Notary Public

[NOTARIAL SEAL]

SIGNATURE PAGE

                         SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT


                                    TENANT:



                                    By:
                                          --------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                          --------------------------------------



STATE OF                       ,
         ----------------------

CITY/COUNTY OF                       , to-wit:
               ----------------------

         The foregoing  instrument was acknowledged before me in the City/County
of   ,   State   of   this   ___   day   of   January,   2001,   by  ,   as   of
____________________________, a Delaware corporation, on behalf of the company.

         My commission expires:  ______________________.


                                              -----------------------------
                                              Notary Public

[NOTARIAL SEAL]

SIGNATURE PAGE

                         SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT


                                    EQUITY INNS PARTNERSHIP, L.P.

                                    By:   Equity Inns Trust, its general partner

                                    By:
                                          --------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                          --------------------------------------




STATE OF                       ,
         ----------------------

CITY/COUNTY OF                       , to-wit:
               ----------------------

         The foregoing instrument was acknowledged before me in the City/County of , State of this ___ day of January, 2001, by , as of Equity Inns Trust, a Maryland real estate investment trust, as general partner of Equity Inns
Partnership,   L.P.,  a  Tennessee  limited   partnership,   on  behalf  of  the
partnership.

         My commission expires:  ______________________.


                                              -----------------------------
                                              Notary Public

[NOTARIAL SEAL]

                      SCHEDULE 1 - [Equity Inns Affiliates]

                                    PREMISES


Name and Location



         [List all Properties in Collateral Pool as of January 1,
         2001]

                                   SCHEDULE 2

                              DESCRIPTION OF LEASE

1. Consolidated Lease Agreement dated as of January 1, 2001 between Equity Inns Partnership, L.P. and ___________________________________ [insert hotel location and repeat].

                                   SCHEDULE 1

                     LIST OF INITIAL COLLATERAL POOL ASSETS

ALABAMA                      ILLINOIS                   TEXAS
-------                      --------                   -----
HAMPTON INN (Mtn. Brook)     HOMEWOOD SUITES            HAMPTON INN (Dallas)
2731 U.S. Highway 280        40 East Grand Avenue       4555 Beltway
Birmingham, AL  35223        Chicago, IL 60611          Addison, TX 75244

ARIZONA                      LOUISIANA                  COMFORT INN
-------                      ---------                  121 East I-20
HAMPTON INN                  AMERISUITES                Arlington, TX 76018
4415 Civic Center Plaza      6080 Bluebonnet Blvd.
Scottsdale, AZ               Baton Rouge, LA 70809

ARKANSAS                     MINNESOTA                  VERMONT
--------                     ---------                  -------
HAMPTON INN                  AMERISUITES (Minneapolis)  RESIDENCE INN
500 West 29                  7800 International Drive   1 Hurricane Lane
N. Little Rock, AR  72114    Bloomington, MN 5542       Williston, VT 05495

COLORADO                     NEVADA                     WASHINGTON
--------                     ------                     ----------
RESIDENCE INN                AMERISUITES                HOMEWOOD SUITES
3880 Academy Blvd.           4520 Paradise Road         206 Western Avenue W.
Colorado Springs, CO  80917  Las Vegas, NV 89109        Seattle, WA 98119

HAMPTON INN                  NORTH CAROLINA             WEST VIRGINIA
7425 Commerce Drive          --------------             -------------
Colorado Springs, CO  80919  HAMPTON INN                HOLIDAY INN
                             1740 Highway 15-501        Rt. 460 By-Pass
FLORIDA                      Chapel Hill, NC 27514      Bluefield, WV 24701
-------
AMERISUITES                  HOLIDAY INN EXPRESS        HOLIDAY INN
3655 NW 82nd Avenue          1700 Winkler Street        340 Oyler Avenue
Miami, FL 33166              Wilkesboro, NC 28697       Oak Hill, WV 25901

AMERISUITES (Kendall)        OHIO
11520 S.W. 88th Street       ----
Miami, FL  33176             AMERISUITES (Cincinnati)
                             11435 Reed Hartman Highway
HOMEWOOD SUITES              Blue Ash, OH 45241
8745 International Drive
Orlando, FL  32819           SOUTH CAROLINA
                             --------------
GEORGIA                      HAMPTON INN
-------                      1094 Chris Drive
HAMPTON INN                  W. Columbia, SC 29169
3400 Northlake Parkway
Atlanta, GA 30345            TENNESSEE
                             ---------
HOMEWOOD SUITES              HAMPTON INN & SUITES
1049 Stevens Creek Rd.       2935 N. Germantown Rd.
Augusta, GA 30907            Bartlett, TN 38133

                             AMERISUITES (Nashville)
                             650 Bakers Bridge Avenue
                             Franklin, TN  37067

                             HAMPTON INN
                             1585 Sycamore View
                             Memphis, TN  38134

                             HAMPTON INN
                             Corner of Hwy, 57 & Old South
                             Pickwick Dam, TN  3836

                                   SCHEDULE 2

           LIST OF DOCUMENTS TO BE DELIVERED TO ADMINISTRATIVE AGENT
              WITH PROPOSAL FOR ADDITION OF COLLATERAL PROPERTIES

A.        Survey

B.       Title Insurance Commitment

B.       Copies of All Recorded Documents

D.       Flood Insurance, if applicable

E.       Evidence of Casualty and Liability Insurance (or commitment to issue)

F.       Environmental Report/Certification

G.       Permitted Operating Lease (or draft thereof)

H.       Management Agreement (or draft thereof), if applicable

I.       Property Condition Report

J.       Lessee/Manager financials, if applicable

K.       Occupancy Certificate, if available in that jurisdiction

L. 2 years of Historical Operating Statements, unless new construction or new acquisition, to the extent Borrower has owned the Property during such 2 year period

M. Pro-Forma Operating Statements, unless new construction or new acquisition

N.       Capital Expenditure Budget, unless new construction or new acquisition

O.       Franchisor Commitment

All items shall meet substantially the same standards as the prior deliveries for the Initial Collateral Properties.

                                   SCHEDULE 3

                        LIST OF ITEMS TO BE COMPLETED TO
                   FINALIZE ADDITION OF COLLATERAL PROPERTIES

A. Execution, delivery and recording of applicable Mortgage and Assignment of Leases, together with a Limited Recourse Guaranty and joinders to the other security documents if the applicable Owner is a Wholly Owned Subsidiary

B.       Organizational Documents for the Owner

C.       Opinion of Counsel for Owner

D.       Resolution regarding authority of Owner

E.       Incumbency Certificate regarding Owner

F.       UCC-1 Financing Statements from Owner

G.       Lien Searches

H. Issuance of Title Insurance Policy and Endorsements, including insurance over possible mechanic's lien claims

I.       Receipt of Estoppel Certificates from ground lessor, if applicable

J. Subordination Agreements with lessee under Permitted Operating Lease together with a joinder to the Security Agreement

K.       Lender-Manager Agreement, if applicable

L.       Receipt of Appraisal and confirmation that it conforms to requirements

M.       Franchise Agreement

N.       Permitted Operating Lease

O.       Evidence of Casualty and Liability Insurance

                                  SCHEDULE 6.19

                            ENVIRONMENTAL COMPLIANCE


         All environmental matters identified in the environmental reports delivered to Administrative Agent in connection with the Facility.

                                  SCHEDULE 6.24

                                   TRADE NAMES



                                      None.

                                  SCHEDULE 6.25

                            SUBSIDIARIES (BORROWERS)



Name                            Entity Type              Percentage Ownership
----                            -----------              --------------------
Equity Inns Partnership, L.P.   Tennessee limited
                                  partnership

ENN Company, Inc.               Tennessee corporation    95.2% non-voting shares

Equity Inns Partnership II,     Tennessee limited        99% limited partner of
  L.P.                            partnership              this entity

Equity Inns/West Virginia       Tennessee limited        99% limited partner of
  Partnership, L.P.               partnership              this entity

EIP Orlando, L.P.               Tennessee limited        99% limited partner of
                                  partnership              this entity

EQI Financing Partnership       Tennessee limited        99% limited partner of
  I, L.P.                         partnership              this entity

EQI Financing Partnership       Tennessee limited        99% limited partner of
  II, L.P.                        partnership              this entity

EQI Financing Partnership       Tennessee limited        99% limited partner of
  III, L.P.                       partnership              this entity

EQI Financing Partnership       Tennessee limited        99% limited partner of
  IV, L.P.                        partnership              this entity

EQI Financing Partnership       Tennessee limited        99% limited partner of
  V, L.P.                         partnership              this entity

EQI/WV Financing Partnership,   Tennessee limited        99% limited partner of
  L.P.                            partnership              this entity

EQI/WV Financing Partnership    Tennessee limited        99% limited partner of
  II, L.P.                        partnership              this entity

Equity Inns Partnership II,     Tennessee limited
  L.P.                            partnership

None

Equity Inns/West Virginia       Tennessee limited
  Partnership, L.P.               partnership

None

                                  SCHEDULE 7.16

                            SUBSIDIARIES (GUARANTORS)



Name                            Entity Type              Percentage Ownership
----                            -----------              --------------------
Equity Inns, Inc.               Tennessee corporation

Equity Inns Services, Inc.      Tennessee corporation    100% of outstanding
                                                           shares

Equity Inns Trust               Maryland real estate     100% of all interests
                                  investment trust

Equity Inns TRS Holdings,       Tennessee corporation    100% of outstanding
  Inc.                                                     shares

ENN Leasing Company, Inc.       Tennessee corporation    100% of outstanding
                                                           shares by Equity Inns
                                                           TRS Holdings, Inc.

ENN Leasing Company I,          Delaware SP V limited    100% owned by Equity
  L.L.C.                          liability company        Inns TRS Holdings,
                                                           Inc.

ENN Leasing Company II,         Delaware SP V limited    100% owned by Equity
  L.L.C.                          liability company        Inns TRS Holdings,
                                                           Inc.

ENN Leasing Company III,        Delaware SP V limited    100% owned by Equity
   L.L.C.                         liability company        Inns TRS Holdings,
                                                           Inc.

ENN Leasing Company IV,         Delaware SP V limited    100% owned by Equity
   L.L.C.                         liability company        Inns TRS Holdings,
                                                           Inc.

ENN Leasing Company V,          Delaware SP V limited    100% owned by Equity
  L.L.C.                          liability company        Inns TRS Holdings,
                                                           Inc.

Equity Inns Services, Inc.      Tennessee corporation

Equity Inns/West Virginia       Tennessee limited        1% of general
   Partnership, L.P.              partnership              partnership interest

E. Inns Orlando, Inc.           Tennessee corporation    100% of outstanding
   E.I.P. Orlando, L.P.                                    shares

E. Inns Orlando, Inc.           Tennessee limited        E. Inns Orlando, Inc. a
  L.P.                            partnership              1% general
                                                           partnership interest
                                                           in EIP Orlando, L.P.
                                                           and Equity Inns
                                                           Partnership, L.P. is
                                                           a 99% limited partner
                                                           of this entity
Equity Inns Trust               Maryland real estate
                                  investment trust

Equity Inns Partnership,        Tennessee limited        Approximately 96%
  L.P.                            partnership              general partnership
                                                           interest in the
                                                           Operating Parntership

Equity Inns Partnership         Tennessee limited        1% general partnership
  II, L.P.                        partnership               interest


EQI Financing Corporation       Tennessee corporation    100% of outstanding
                                                           shares
EQI Financing Partnership       Tennessee limitmed       Approximately 1%
  I, L.P.                         partnership              general partnership
                                                           by EQI Financing
                                                           Corporation

ENN Company, Inc.               Tennessee corporation    92.5% of outstanding
                                                           shares

EQI Financing Corporation       Tennessee corporation    100% of outstanding
  II                                                       shares

EQI/WV Financing                Tennessee limited        1% general partnership
  Partnership, L.P.               partnership              interest owned by
                                                           EQI Financing
                                                           Corporation II

EQI Financing Partnership       Tennessee corporation    1% general partnership
  II, L.P.                                                 interest owned by
                                                           EQI Financing
                                                           Corporation II

EQI Financing Corporation       Tennessee corporation    100% outstanding
  III                                                      shares

EQI Financing Partnership       Tennessee limited        1% general partnership
  III, L.P.                       partnership              intereste by EQI
                                                           Financing Corporation
                                                           III

EQI/WV Financing Corporation    Tennessee corporation    100% of outstanding
                                                           shares

EQI/WV Financing Partnership    Tennessee limited        1% general partnership
  II, L.P.                        partnership              interest by EQI/WV
                                                           Financing Corporation

EQI Financing Corporation IV    Tennessee corporation    100% of outstanding
                                                           shares

EQI Financing Partnership IV,   Tennessee limited        1% general partnership
  L.P.                            partnership              interest by EQI/WV
                                                           Financing Corporation
                                                           IV

EQI Financing Corporation V     Tennessee corporation    100% of outstanding
                                                           shares

EQI Financing Partnership V,    Tennessee limited        1% general partnership
  L.P.                            partnership              interest by EQI/WV
                                                           Financing Corporation
                                                           V

                                Table of Contents


SECURED REVOLVING CREDIT AGREEMENT.............................................1

RECITALS.......................................................................2

ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS....................................2
-------------------------------------------

   SECTION 1.1    DEFINITIONS.  ...............................................2
   -----------    -----------
   SECTION 1.2    FINANCIAL STANDARDS.........................................19
   -----------    -------------------

ARTICLE II. THE FACILITY......................................................20
------------------------

   SECTION 2.1    THE FACILITY; LIMITATIONS ON BORROWING......................20
   -----------    --------------------------------------
   SECTION 2.2    MATURITY DATE...............................................20
   -----------    -------------
   SECTION 2.3    REQUESTS FOR ADVANCES; RESPONSIBILITY FOR ADVANCES..........21
   -----------    --------------------------------------------------
   SECTION 2.4    EVIDENCE OF CREDIT EXTENSIONS...............................21
   -----------    -----------------------------
   SECTION 2.5    RATABLE AND NON-RATABLE LOANS...............................21
   -----------    -----------------------------
   SECTION 2.6    APPLICABLE MARGINS AND FEES.................................21
   -----------    ---------------------------
   SECTION 2.7    ............................................................22
   -----------
   SECTION 2.8    OTHER FEES..................................................22
   -----------    ----------
   SECTION 2.9    MINIMUM AMOUNT OF EACH ADVANCE..............................22
   -----------    ------------------------------
   SECTION 2.10   INTEREST....................................................22
   ------------   --------
   SECTION 2.11   SELECTION OF RATE OPTIONS AND LIBOR INTEREST PERIODS........23
   ------------   ----------------------------------------------------
   SECTION 2.12   METHOD OF PAYMENT...........................................25
   ------------   -----------------
   SECTION 2.13   DEFAULT.....................................................25
   ------------   -------
   SECTION 2.14   LENDING INSTALLATIONS.......................................26
   ------------   ---------------------
   SECTION 2.15   ............................................................26
   ------------
   SECTION 2.16   SWINGLINE LOANS.............................................26
   ------------   ---------------
   SECTION 2.17   VOLUNTARY REDUCTION OF AGGREGATE COMMITMENT AMOUNT..........27
   ------------   --------------------------------------------------
   SECTION 2.18   INCREASE IN AGGREGATE COMMITMENT............................27
   ------------   --------------------------------
   SECTION 2.19   OPTIONAL PREPAYMENTS; MANDATORY PREPAYMENTS; RELEASE
                  OF PROPERTIES...............................................28
   ------------   ----------------------------------------------------
   SECTION 2.20   PROCEDURES FOR ADDITION OF COLLATERAL POOL ASSETS...........29
   ------------   -------------------------------------------------
   SECTION 2.21   APPLICATION OF MONEYS RECEIVED..............................31
   ------------   ------------------------------

ARTICLE III. THE LETTER OF CREDIT SUBFACILITY.................................31
---------------------------------------------

   SECTION 3.1    OBLIGATION TO ISSUE.........................................31
   -----------    -------------------
   SECTION 3.2    TYPES AND AMOUNTS...........................................32
   -----------    -----------------
   SECTION 3.3    CONDITIONS..................................................32
   -----------    ----------
   SECTION 3.4    PROCEDURE FOR ISSUANCE OF FACILITY LETTERS OF CREDIT........32
   -----------    ----------------------------------------------------
   SECTION 3.5    REIMBURSEMENT OBLIGATIONS; DUTIES OF ISSUING BANK...........34
   -----------    -------------------------------------------------
   SECTION 3.6    PARTICIPATION...............................................34
   -----------    -------------
   SECTION 3.7    PAYMENT OF REIMBURSEMENT OBLIGATIONS........................35
   -----------    ------------------------------------
   SECTION 3.8    COMPENSATION FOR FACILITY LETTERS OF CREDIT.................36
   -----------    -------------------------------------------
   SECTION 3.9    LETTER OF CREDIT COLLATERAL ACCOUNT.........................37
   -----------    -----------------------------------

ARTICLE IV. CHANGE IN CIRCUMSTANCES...........................................37
-----------------------------------

   SECTION 4.1    YIELD PROTECTION............................................37
   -----------    ----------------
   SECTION 4.2    CHANGES IN CAPITAL ADEQUACY REGULATIONS.....................38
   -----------    ---------------------------------------
   SECTION 4.3    AVAILABILITY OF LIBOR ADVANCES..............................38
   -----------    ------------------------------
   SECTION 4.4    FUNDING INDEMNIFICATION.....................................39
   -----------    -----------------------
   SECTION 4.5    LENDER STATEMENTS; SURVIVAL OF INDEMNITY....................39
   -----------    ----------------------------------------

ARTICLE V. CONDITIONS PRECEDENT...............................................40
-------------------------------

   SECTION 5.1    CONDITIONS PRECEDENT TO CLOSING.............................40
   -----------    -------------------------------
   SECTION 5.2    CONDITIONS PRECEDENT TO SUBSEQUENT ADVANCES AND
                  ISSUANCE. ..................................................44
   -----------    -----------------------------------------------

ARTICLE VI. REPRESENTATIONS AND WARRANTIES....................................44
------------------------------------------

   SECTION 6.1    EXISTENCE...................................................44
   -----------    ---------
   SECTION 6.2    CORPORATE/PARTNERSHIP POWERS................................45
   -----------    ----------------------------
   SECTION 6.3    POWER OF OFFICERS...........................................45
   -----------    -----------------
   SECTION 6.4    GOVERNMENT AND OTHER APPROVALS..............................45
   -----------    ------------------------------
   SECTION 6.5    SOLVENCY....................................................45
   -----------    --------
   SECTION 6.6    COMPLIANCE WITH LAWS........................................46
   -----------    --------------------
   SECTION 6.7    ENFORCEABILITY OF AGREEMENT.................................46
   -----------    ---------------------------
   SECTION 6.8    TITLE TO PROPERTY...........................................46
   -----------    -----------------
   SECTION 6.9    LITIGATION..................................................46
   -----------    ----------
   SECTION 6.10   EVENTS OF DEFAULT...........................................46
   ------------   -----------------
   SECTION 6.11   INVESTMENT COMPANY ACT OF 1940..............................46
   ------------   ------------------------------
   SECTION 6.12   PUBLIC UTILITY HOLDING COMPANY ACT..........................46
   ------------   ----------------------------------
   SECTION 6.13   REGULATION U................................................47
   ------------   ------------
   SECTION 6.14   NO MATERIAL ADVERSE FINANCIAL CHANGE........................47
   ------------   ------------------------------------
   SECTION 6.15   FINANCIAL INFORMATION.......................................47
   ------------   ---------------------
   SECTION 6.16   [INTENTIONALLY OMITTED].....................................47

   SECTION 6.17   ERISA.......................................................47
   ------------   -----
   SECTION 6.18   TAXES.......................................................47
   ------------   -----
   SECTION 6.19   ENVIRONMENTAL MATTERS.......................................47
   ------------   ---------------------
   SECTION 6.20   INSURANCE...................................................48
   ------------   ---------
   SECTION 6.21   NO BROKERS..................................................48
   ------------   ----------
   SECTION 6.22   NO VIOLATION OF USURY LAWS..................................49
   ------------   --------------------------
   SECTION 6.23   NOT A FOREIGN PERSON........................................49
   ------------   --------------------
   SECTION 6.24   NO TRADE NAME...............................................49
   ------------   -------------
   SECTION 6.25   SUBSIDIARIES................................................49
   ------------   ------------
   SECTION 6.26   SECURITY INTERESTS..........................................49
   ------------   ------------------
   SECTION 6.27   COLLATERAL POOL ASSETS......................................49
   ------------   ----------------------

ARTICLE VII. ADDITIONAL REPRESENTATIONS AND WARRANTIES........................51
------------------------------------------------------

   SECTION 7.1    EXISTENCE...................................................51
   -----------    ---------
   SECTION 7.2    CORPORATE OR TRUST POWERS...................................51
   -----------    -------------------------
   SECTION 7.3    POWER OF OFFICERS...........................................51
   -----------    -----------------
   SECTION 7.4    GOVERNMENT AND OTHER APPROVALS..............................52
   -----------    ------------------------------
   SECTION 7.5    COMPLIANCE WITH LAWS........................................52
   -----------    --------------------
   SECTION 7.6    ENFORCEABILITY OF GUARANTY..................................52
   -----------    --------------------------
   SECTION 7.7    LIENS; CONSENTS.............................................52
   -----------    ---------------
   SECTION 7.8    LITIGATION..................................................52
   -----------    ----------
   SECTION 7.9    INVESTMENT COMPANY ACT OF 1940..............................52
   -----------    ------------------------------
   SECTION 7.10   PUBLIC UTILITY HOLDING COMPANY ACT..........................52
   ------------   ----------------------------------
   SECTION 7.11   NO MATERIAL ADVERSE FINANCIAL CHANGE........................52
   ------------   ------------------------------------
   SECTION 7.12   FINANCIAL INFORMATION.......................................52
   ------------   ---------------------
   SECTION 7.13   [INTENTIONALLY OMITTED].....................................53

   SECTION 7.14   ERISA.......................................................53
   ------------   -----
   SECTION 7.15   TAXES.......................................................53
   ------------   -----
   SECTION 7.16   SUBSIDIARIES................................................53
   ------------   ------------
   SECTION 7.17   STATUS......................................................53
   ------------   ------

ARTICLE VIII. AFFIRMATIVE COVENANTS...........................................53
-----------------------------------

   SECTION 8.1    NOTICES.....................................................54
   -----------    -------
   SECTION 8.2    FINANCIAL STATEMENTS, REPORTS, ETC..........................54
   -----------    -----------------------------------
   SECTION 8.3    EXISTENCE AND CONDUCT OF OPERATIONS; LIMITATIONS ON
                  INVESTMENTS.................................................56
   -----------    ---------------------------------------------------
   SECTION 8.4    MAINTENANCE OF PROPERTIES...................................57
   -----------    -------------------------
   SECTION 8.5    INSURANCE...................................................57
   -----------    ---------
   SECTION 8.6    PAYMENT OF OBLIGATIONS......................................57
   -----------    ----------------------
   SECTION 8.8    ADEQUATE BOOKS..............................................57
   -----------    --------------
   SECTION 8.9    ERISA.......................................................57
   -----------    -----
   SECTION 8.10   MAINTENANCE OF STATUS.......................................57
   ------------   ---------------------
   SECTION 8.11   USE OF PROCEEDS.............................................58
   ------------   ---------------
   SECTION 8.12   PRE-ACQUISITION ENVIRONMENTAL INVESTIGATIONS................58
   ------------   --------------------------------------------
   SECTION 8.13   ELIGIBLE PROPERTIES.........................................58
   ------------   -------------------
   SECTION 8.14   REQUIRED REPAIRS............................................58
   ------------   ----------------
   SECTION 8.15   ADDITIONAL ENVIRONMENTAL STUDIES............................58
   ------------   --------------------------------

ARTICLE IX. NEGATIVE COVENANTS................................................58
------------------------------

   SECTION 9.1    CHANGE OF BORROWER OWNERSHIP................................58
   -----------    ----------------------------
   SECTION 9.2    USE OF PROCEEDS.............................................59
   -----------    ---------------
   SECTION 9.3    LEVERAGE; ADDITIONAL RECOURSE INDEBTEDNESS.
                  PERMIT OR SUFFER:...........................................59
   -----------    ------------------------------------------
   SECTION 9.4    DIVIDENDS.  PERMIT OR SUFFER:...............................59
   -----------    ---------
   SECTION 9.5    FLOATING RATE DEBT..........................................60
   -----------    ------------------
   SECTION 9.6    LIENS.......................................................60
   -----------    -----
   SECTION 9.7    FF&E EXPENDITURES...........................................61
   -----------    -----------------
   SECTION 9.8    INDEBTEDNESS, COVERAGE AND NET WORTH COVENANTS.
                  PERMIT OR SUFFER:...........................................62
   -----------    ----------------------------------------------
   SECTION 9.9    MERGERS.....................................................62
   -----------    -------
   SECTION 9.10   MINIMUM BORROWING BASE......................................62
   ------------   ----------------------
   SECTION 9.11   SHARE REPURCHASE............................................62
   ------------   ----------------

ARTICLE X. DEFAULTS...........................................................63
-------------------

   SECTION 10.1   NONPAYMENT OF PRINCIPAL.....................................63
   ------------   -----------------------
   SECTION 10.2   CERTAIN COVENANTS...........................................63
   ------------   -----------------
   SECTION 10.3   NONPAYMENT OF INTEREST AND OTHER OBLIGATIONS................63
   ------------   --------------------------------------------
   SECTION 10.4   CROSS DEFAULT...............................................63
   ------------   -------------
   SECTION 10.5   LOAN DOCUMENTS..............................................64
   ------------   --------------
   SECTION 10.6   REPRESENTATION OR WARRANTY..................................64
   ------------   --------------------------
   SECTION 10.7   COVENANTS, AGREEMENTS AND OTHER CONDITIONS..................64
   ------------   ------------------------------------------
   SECTION 10.8   NO LONGER GENERAL PARTNER...................................64
   ------------   -------------------------
   SECTION 10.9   MATERIAL ADVERSE FINANCIAL CHANGE...........................64
   ------------   ---------------------------------
   SECTION 10.10     BANKRUPTCY...............................................64
   -------------     ----------
   SECTION 10.11     LEGAL PROCEEDINGS........................................65
   -------------     -----------------
   SECTION 10.12     ERISA....................................................65
   -------------     -----
   SECTION 10.13     FAILURE TO SATISFY JUDGMENTS.............................65
   -------------     ----------------------------
   SECTION 10.14     ENVIRONMENTAL REMEDIATION................................65
   -------------     -------------------------
   SECTION 10.15     REIT STATUS..............................................66
   -------------     -----------
   SECTION 10.16     MORTGAGE DEFAULT.........................................66
   -------------     ----------------
   SECTION 10.17     ENFORCEABILITY OF SECURITY DOCUMENTS.....................66
   -------------     ------------------------------------

ARTICLE XI. ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES....................66
----------------------------------------------------------

   SECTION 11.1   ACCELERATION................................................66
   ------------   ------------
   SECTION 11.2   PRESERVATION OF RIGHTS; AMENDMENTS..........................66
   ------------   ----------------------------------
   SECTION 11.3   FORECLOSURE.................................................67
   ------------   -----------

ARTICLE XII. THE ADMINISTRATIVE AGENT.........................................68
-------------------------------------

   SECTION 12.1   APPOINTMENT.................................................68
   ------------   -----------
   SECTION 12.2   POWERS......................................................68
   ------------   ------
   SECTION 12.3   GENERAL IMMUNITY............................................68
   ------------   ----------------
   SECTION 12.4   NO RESPONSIBILITY FOR LOANS, RECITALS, ETC..................69
   ------------   ------------------------------------------
   SECTION 12.5   ACTION ON INSTRUCTIONS OF LENDERS...........................69
   ------------   ---------------------------------
   SECTION 12.6   EMPLOYMENT OF ADMINISTRATIVE AGENTS AND COUNSEL.............69
   ------------   -----------------------------------------------
   SECTION 12.7   RELIANCE ON DOCUMENTS; COUNSEL..............................69
   ------------   ------------------------------
   SECTION 12.8   ADMINISTRATIVE AGENT'S REIMBURSEMENT AND INDEMNIFICATION....69
   ------------   --------------------------------------------------------
   SECTION 12.9   RIGHTS AS A LENDER..........................................70
   ------------   ------------------
   SECTION 12.10     LENDER CREDIT DECISION...................................70
   -------------     ----------------------
   SECTION 12.11     SUCCESSOR ADMINISTRATIVE AGENT...........................70
   -------------     ------------------------------
   SECTION 12.12     NOTICE OF DEFAULTS.......................................71
   -------------     ------------------
   SECTION 12.13     REQUESTS FOR APPROVAL....................................71
   -------------     ---------------------
   SECTION 12.14     COPIES OF DOCUMENTS......................................71
   -------------     -------------------
   SECTION 12.15     DEFAULTING LENDERS.......................................71
   -------------     ------------------
   SECTION 12.16     CO-AGENTS: LEAD MANAGERS.................................72
   -------------     ------------------------

ARTICLE XIII. BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS...............72
---------------------------------------------------------------

   SECTION 13.1   SUCCESSORS AND ASSIGNS......................................72
   ------------   ----------------------
   SECTION 13.2   PARTICIPATIONS..............................................73
   ------------   --------------
   SECTION 13.3   ASSIGNMENTS.................................................73
   SECTION 13.4   DISSEMINATION OF INFORMATION................................74
   ------------   ----------------------------
   SECTION 13.5   TAX TREATMENT...............................................75
   ------------   -------------

ARTICLE XIV. GENERAL PROVISIONS...............................................75
-------------------------------

   SECTION 14.1   SURVIVAL OF REPRESENTATIONS.................................75
   ------------   ---------------------------





   SECTION 14.2   GOVERNMENTAL REGULATION.....................................75
   ------------   -----------------------
   SECTION 14.3   TAXES.......................................................75
   ------------   -----
   SECTION 14.4   HEADINGS....................................................75
   ------------   --------
   SECTION 14.6   EXPENSES;...................................................75
   ------------   ---------
   SECTION 14.7   SEVERABILITY OF PROVISIONS..................................76
   ------------   --------------------------
   SECTION 14.8   NONLIABILITY OF THE LENDERS.................................76
   ------------   ---------------------------
   SECTION 14.9   CHOICE OF LAW...............................................76
   ------------   -------------
   SECTION 14.10     CONSENT TO JURISDICTION..................................76
   -------------     -----------------------
   SECTION 14.11     WAIVER OF JURY TRIAL.....................................77
   -------------     --------------------
   SECTION 14.12     ENTIRE AGREEMENT; MODIFICATION OF AGREEMENT..............77
   -------------     -------------------------------------------
   SECTION 14.13     DEALINGS WITH THE BORROWER...............................78
   -------------     --------------------------
   SECTION 14.14     SET-OFF..................................................78
   -------------     -------
   SECTION 14.15     COUNTERPARTS.............................................79
   -------------     ------------
   SECTION 14.16     LIMITATION ON LIABILITY OF EIP/WV........................79
   -------------     ---------------------------------

ARTICLE XV. NOTICES...........................................................79
-------------------

   SECTION 15.1   GIVING NOTICE...............................................79
   ------------   -------------
   SECTION 15.2   CHANGE OF ADDRESS...........................................80
   ------------   -----------------